Exhibit 99.6

Ministry of Finance

King's Printer for British Columbia©
Victoria

Estimates

Fiscal Year Ending March 31, 2025

Estimates

Fiscal Year Ending March 31, 2025

BRITISH COLUMBIA

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Estimates

Fiscal Year Ending March 31, 2025

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. — 1983 —

Annual.

Continues: British Columbia. Ministry of

Finance.

Estimates of revenue and expenditure. ISSN

0707-3046

Vols. for 1983 — have suppl.

Imprint varies: Ministry of Finance, 1983-1987;

Ministry of Finance and Corporate Relations,

1988-

ISSN 0712-45975=Estimates — Province of

British Columbia

1. British Columbia —  Appropriations and

expenditures — Periodicals.2.Budget — British

Columbia —

Periodicals. I. British Columbia. Ministry of

Finance. II. British Columbia. Ministry of

Finance and Corporate Relations. III. Title.

HJ13.B742       354.7110072'225

Rev. Mar. 1987

Schedules
A	–	General Fund Operating Expenses and Capital Expenditures Reconciliation – 2023/24	211
B	–	General Fund Special Accounts Summary	214
C	–	Financing Transactions – Capital Expenditures	215
D	–	Financing Transactions – Loans, Investments and Other Requirements	216
E	–	Financing Transactions – Revenue Collected for, and Transferred to, Other Entities	217
F	–	Summary of Ministerial Accountability for Operating Expenses	218
G	–	Estimated Consolidated Revenue Fund Operating Result	220
H	–	Major Service Delivery Agencies Estimated Revenues and Expenses	222
I	–	Estimated Taxpayer-supported Staff Utilization (FTEs)	223

Explanatory Notes on the Group Account Classifications	225

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INTRODUCTION TO THE ESTIMATES

The main Estimates for each fiscal year are presented to the Legislative Assembly by the Minister of Finance. The contents of the main Estimates are outlined in section 5 of the Budget Transparency and Accountability Act and the timing of their presentation is outlined in section 6.

The main Estimates serve two purposes:

For the broader government reporting entity, which includes the Consolidated Revenue Fund (CRF) as well as Crown corporations and service delivery agencies that are controlled by the government, the main Estimates provide an overview of government’s fiscal plan for 2024/25. This includes forecasts of staff utilization and the projected financial results of the larger service delivery agencies. The Estimates also include restated main Estimates and updated forecast information for the 2023/24 fiscal year for comparative purposes.

For core government – viz. the CRF – the Estimates form the basis for annual appropriations approved by the Legislature for both operating and financing transactions upon the enactment of a Supply Act.

The General Fund is the main operating fund within the CRF and includes a number of Special Accounts where the statutory authority for expenditures is derived from statutes other than a Supply Act.

The BC Prosperity Fund is a special fund whose general purpose is to set aside portions of government’s annual surplus as a long-term legacy intended to help eliminate taxpayer-supported debt of the government reporting entity over time; improves the cost of living for families; makes investments in health care, education, transportation, and other priorities; and provides a permanent legacy endowment that provides future benefits to British Columbia. The BC Prosperity Fund will earn and retain investment earnings to be used for these purposes.

All expenditures from the CRF must be authorized by an appropriation, either through a Supply Act or through a specific provision in another statute. The Votes in the Estimates are the details of that year’s appropriations for each special office, ministry, and other purpose. The vote descriptions provide the framework for legislative control of government spending, since funds can only be expended for purposes stated in the Estimates. Special types of appropriation for capital expenditures, loans and advances, and dedicated revenue (financing transactions) are voted on a total amount basis, although the Estimates do provide allocations by ministry for disclosure purposes.

Legislative authority for voted appropriations is provided by the Supply Act, which includes a summary of the Estimates appropriations as schedules to the Act. Expenses from Special Accounts are disclosed in the Estimates; however, they are not included in Supply Act totals as these accounts have separate statutory spending authority. Expenses cannot exceed individual Vote totals without additional legislative authority.

The allocation of voted and statutory appropriation to standard objects of expense (STOB) is disclosed in the Supplement to the Estimates. While section 23(4) of the Financial Administration Act authorizes the spending of an appropriation on any activity or STOB, this more detailed presentation provides additional information and establishes a framework for administrative control by Treasury Board. The Supplement to the Estimates can be found on the Government of British Columbia's budget website at https://www.bcbudget.gov.bc.ca/.

The 2024/25 Estimates are composed of three separate sections:

1.	Summary Information — This section presents an outline of the accounting policies on which the Estimates have been prepared and significant presentation changes in the Estimates from the previous year. This section also provides information on the projected results of the broader government reporting entity, including a statement of financial position; a statement of operations; a reconciliation of the projected surplus (deficit) to the forecast change in debt; details on the components of forecast revenue and expense; and a summary of estimated General Fund appropriations.

2.	Estimates of Special Offices, Ministries and Other Appropriations — This section presents the details of the appropriations from the General Fund arranged by special office, ministry, or other grouping (such as Other Appropriations). The details in the Estimates include breakdowns by core businesses and group account classification.

Each special office, ministry, or other grouping is presented on a similar basis.

1.	Summary — summarizes total voted and statutory expense, capital, and other financing transactions.

2.	Summary by Core Business — for ministries, discloses operating expenses, capital expenditures, and other financing transactions by core business on both a gross (before deducting estimated external recoveries) and net (after deducting estimated external recoveries) basis. A core business includes programs and/or functions grouped together based on common roles and/or purposes. For special offices and other groupings, these items are disclosed by vote.

3.	Vote and Statutory Appropriations Descriptions — for ministries, includes a description of the purpose for each vote and operating expenses for both voted and statutory appropriations broken down by core business. For special offices and other groupings, these items are disclosed by vote.

4.	Special Accounts — discloses revenue, expense, capital, other financing transactions, and projected spending authority available for all special accounts.

5.	Financing Transactions — discloses financing transactions that are the responsibility of the special office or ministry, including loans, investments and other requirements by core business and revenue collected for, and transferred to, other entities by core business.

3.	Schedules — This section consists of supporting schedules that include the following: a reconciliation of the 2023/24 main Estimates to the restated 2023/24 main Estimates; a summary of operating and financial requirements and opening and closing balances for all Special Accounts; a summary of financing transactions for capital expenditures; a summary of financing transactions for loans, investments and other requirements; a summary of financing transactions for revenue collected for, and transferred to, other entities; a summary of ministerial accountability for voted operating expenses; an estimated CRF operating result, including segmented results for both the General Fund and the BC Prosperity Fund; a summary of major service delivery agency revenues and expenses; and an estimate of the staff utilization for the taxpayer-supported government reporting entity.

v

EXPLANATORY NOTES

The Relationship Between Net Expense and Spending Authority

Consolidated Revenue Fund (CRF) expense budgets are established on the basis of the gross amount of funds required for a particular purpose, with anticipated recoveries being deducted to arrive at the net expense. It is the net expense that is included in an annual Supply Act and voted on by the Legislative Assembly.

Section 23(3) of the Financial Administration Act (FAA) provides that where a vote in the Estimates approved by the Legislature shows an item as a credit or recovery, the vote is deemed to appropriate spending authority for the net expense plus the estimated amount of the credit or recovery, whether or not this latter amount is actually realized. An under-realization of recoveries without a corresponding decrease in spending would have the same effect on the CRF operating result as an equivalent shortfall in anticipated government revenue.

Section 23(3)(c) of the FAA also provides that excess recoveries (amounts earned over and above those estimated) may be used for additional expenses. Prior approval of Treasury Board is not required, unless otherwise directed. This incremental spending would have no impact on the CRF operating result since the incremental recoveries would offset the incremental spending with no change to net expense.

There are a number of checks and balances to the use of recoveries to understate net expense. The Balanced Budget and Ministerial Accountability Act requires ministers to meet their net expense targets as outlined in Schedule F. As well, section 27(1)(a) of the FAA authorizes Treasury Board to restrict spending under any appropriation – voted or statutory.

Recoveries in the Estimates

Recoveries are disclosed in each special office, ministry, or other appropriation section of the Estimates in two places: the Summary by Core Business or the Summary by Vote; and the Group Account Classification Summary.

There are two forms of recoveries:

Internal Recoveries — represent transfers within the CRF and generally include inter-ministry chargebacks for costs budgeted centrally in government for the provision of certain goods and services that are recovered from areas elsewhere in government that consume and/or use those goods and services. Employee benefits, workplace technology services, legal services, accommodation and real estate services, alternate service delivery services, postal services, King's Printer services, and Provincial Treasury banking charges are examples of internal recoveries.

External Recoveries — represent recoveries from entities outside of the CRF, including costs and amounts recovered from government corporations, education and health sector organizations, other levels of government, non-government organizations, individuals, and businesses. External recoveries also include sinking fund interest earnings, an offset for commissions paid for the collection of government revenues and accounts, and increases in provisions for, or the write-off of, uncollectible revenue-related accounts. An example of a major external recovery is interest costs relating to funds borrowed by government and re-loaned to public bodies.

The expense disclosures in the Summary by Core Business and the Summary by Vote only add External Recoveries to Net Expense to arrive at Gross Expense (i.e., the FAA section 23(3) spending authority), as the spending related to Internal Recoveries may be restricted by Treasury Board – in effect, limiting their inherent spending authority. $1,000 placeholders are used when a reasonable estimate is not available. Details on internal and external recoveries by vote are provided in the Supplement to the Estimates.

Financing Transactions

The government capitalizes a number of costs in its financial statements in accordance with generally accepted accounting principles (GAAP). In addition, the government requires spending authority for disbursements which are made for purposes such as loans, investments and other requirements, and revenue collected for, and transferred to, other entities. The annual amounts are shown in each special office or ministry section of the Estimates and are summarized in schedules to the Estimates. These costs are not included in their operating budgets; rather, each schedule is voted as one amount in the Supply Act.

Capital Expenditures – Schedule C

These expenditures reflect the acquisition cost of tangible capital assets. While the initial expenditure is not part of operating expenses, the amortization of the cost of tangible capital assets is included in operating budgets. Schedule C summarizes core government capital acquisitions that are voted on by the Legislative Assembly and the total estimated cost of capital acquisitions for all taxpayer-supported organizations.

Loans, Investments and Other Requirements – Schedule D

The government disburses funds from the General Fund of the CRF for a variety of purposes related to ministry operations, including student loans, land development, timber inventory acquisition, land tax deferment program costs, international fuel tax agreement payments, and returns of deposits. Receipts represent recoveries of these amounts plus loan repayments, deposits accepted by government, and interest on deposits.

Revenue Collected for, and Transferred to, Other Entities – Schedule E

The government has dedicated certain revenue sources to specific programs or entities. The government collects the revenue on behalf of programs or entities and remits it to them. The total estimated disbursements set out in Schedule E are included in the Supply Act. Actual disbursements may vary depending on the amount of receipts in each program area and may exceed the estimated amounts to the extent authorized by other appropriations.

vi

SUMMARY INFORMATION

Estimates Accounting Policies and Presentation Changes

Estimated Statement of Financial Position

Estimated Statement of Operations

Reconciliation of Estimated Surplus/Deficit to Estimated Change in Debt

Estimated Revenue by Source

Estimated Expense by Function

Estimated Expense by Organization

Estimated General Fund Appropriations

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ESTIMATES ACCOUNTING POLICIES AND PRESENTATION CHANGES

Estimates Accounting Policies

1.	Basis of Accounting — The Estimated Statement of Financial Position and the Estimated Statement of Operations in the 2024/25 Estimates are prepared in accordance with generally accepted accounting principles (GAAP) for senior governments as required by the Budget Transparency and Accountability Act (BTAA) and as recommended by the independent Public Sector Accounting Board of the Chartered Professional Accountants of Canada, with the exception of regulatory accounting, where Treasury Board has adopted the US Financial Accounting Standards Board guidance in accordance with the provisions in the BTAA. Details on the significant accounting policies that form government’s basis of accounting can be found in Note 1 of the 2022/23 Public Accounts on the Ministry of Finance website at: https://www2.gov.bc.ca/gov/content/governments/finances/public- accounts.

2.	Reporting Entity — The government reporting entity includes organizations that meet the criteria of control by the Province as established under GAAP. This includes the Consolidated Revenue Fund, service delivery agencies, government partnerships, and self-supported Crown corporations. Service delivery agencies include school districts, post-secondary institutions, health authorities and hospital societies, and taxpayer-supported Crown corporations and agencies.

3.	Consolidation — The 2024/25 Estimates fully consolidate the Consolidated Revenue Fund with the individual assets, liabilities, revenues, and expenses of service delivery agencies on a line-by-line basis. Government’s interests in government partnerships are reported on a proportional consolidation basis. Self-supported Crown corporation results are consolidated using the modified equity basis, which reports net assets as an investment and net income/loss as revenue.

Significant Presentation Changes in the 2024/25 Estimates

For comparative purposes, the 2023/24 Estimates and Updated Forecast amounts have been restated to be consistent with the 2024/25 Estimates presentation. These restatements reflect the government reorganizations since the 2023/24 Estimates were presented to the Legislative Assembly on February 28, 2023; they incorporate a number of inter-ministry transfers and/or changes and adjust expenses for presentation changes.

A reconciliation of the restated General Fund operating expenses and capital expenditures is presented in Schedule A.

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ESTIMATES, 24/25

ESTIMATED STATEMENT OF FINANCIAL POSITION 1

($000)

Estimates	Updated Forecast		Estimates
2023/24	2023/24		2024/25
		Financial Assets[2]
3,120,000	3,865,000	Cash and temporary investments	3,616,000
7,819,000	7,773,000	Receivables and inventories for resale	7,205,000
10,631,000	9,968,000	Loans and other investments	10,898,000
529,000	517,000	Sinking Funds	567,000
13,274,000	13,121,000	Equity in self-supported Crown corporations	13,872,000
30,174,000	30,459,000	Financed assets of self-supported Crown corporations [3]	33,182,000
65,547,000	65,703,000	Total Financial Assets	69,340,000

		Liabilities
14,741,000	20,834,000	Accounts payable and accrued liabilities	22,337,000
14,933,000	15,758,000	Deferred revenue	17,226,000
29,674,000	36,592,000		39,563,000
		Debt
107,224,000	103,783,000	Total provincial debt	123,267,000
529,000	517,000	Add: Debt offset by sinking funds	567,000
(1,434,000)	(1,461,000)	Less: Guarantees and non-guaranteed debt	(1,446,000)
106,319,000	102,839,000	Financial statement debt before forecast allowance	122,388,000
700,000	—	Forecast allowance	—
107,019,000	102,839,000	Total Debt [4]	122,388,000
136,693,000	139,431,000	Total Liabilities	161,951,000
(71,146,000)	(73,728,000)	Net Liabilities	(92,611,000)

		Non-Financial Assets[2]
70,474,000	66,906,000	Investment in capital assets (net) [5]	77,840,000
2,292,000	2,319,000	Restricted assets	2,388,000
1,683,000	1,292,000	Other assets	1,261,000
74,449,000	70,517,000	Total Non-Financial Assets	81,489,000
3,303,000	(3,211,000)	Accumulated Surplus (Deficit)	(11,122,000)

[1]	Figures have been rounded to the nearest million.
[2]	Includes assets not available to meet the government's general obligations due to external restrictions on use or limitation in the rights of government to those assets in the event of disposal or discontinuation of the program or service to which those assets relate.
[3]	Includes loans to Crown corporations for the purchase of capital assets.
[4]	Under generally accepted accounting principles, total debt includes sinking funds and forecast allowance, but does not include loan guarantees and non-guaranteed debt of self-supported corporations under provincial government control. These amounts are disclosed separately for information purposes.
[5]	Investment in capital assets is reported net of amortization.

ESTIMATES, 24/25

ESTIMATED STATEMENT OF OPERATIONS 1

($000)

Estimates	Updated Forecast		Estimates
2023/24	2023/24		2024/25
77,690,000	77,320,000	Total Revenue	81,523,000
81,206,000	83,234,000	Total Expense	89,434,000
(3,516,000)	(5,914,000)	Surplus (Deficit) before forecast allowance	(7,911,000)
(700,000)	—	Forecast allowance	—
(4,216,000)	(5,914,000)	Surplus (Deficit)	(7,911,000)
7,285,000	2,905,000	Accumulated surplus (deficit), beginning of year, excluding comprehensive income	(3,009,000)
3,069,000	(3,009,000)	Accumulated surplus (deficit) before comprehensive income	(10,920,000)
234,000	(202,000)	Accumulated comprehensive income of self-supported Crown corporations	(202,000)
3,303,000	(3,211,000)	Accumulated Surplus (Deficit), end of year	(11,122,000)

RECONCILIATION OF ESTIMATED SURPLUS/DEFICIT TO ESTIMATED CHANGE IN DEBT 1

($000)

Estimates	Updated Forecast		Estimates
2023/24	2023/24		2024/25
3,516,000	5,914,000	(Surplus) Deficit before forecast allowance [2]	7,911,000
(3,016,000)	(3,012,000)	Adjustment for non-cash items [3]	(3,170,000)
744,000	487,000	Self-supported Crown corporation retained earnings for the year [4]	751,000
(875,000)	(753,000)	(Increase) decrease in deferred revenue	(1,468,000)
70,000	40,000	Increase (decrease) in restricted and other assets	38,000
(864,000)	(1,677,000)	Working capital changes (net)	(2,192,000)
(425,000)	999,000	Operating Requirement (Repayment)	1,870,000
527,000	527,000	Loans, investments and other requirements (Schedule D)	802,000
(8,000)	(4,000)	Increase (decrease) in debt sinking fund balances	50,000
519,000	523,000	Investing Requirement (Repayment)	852,000
11,813,000	10,107,000	Capital investment requirement of taxpayer-supported organizations (Schedule C)	14,104,000
1,830,000	2,314,000	Increase (decrease) in financed assets of self-supported Crown corporations	2,723,000
13,643,000	12,421,000	Financing Requirement	16,827,000
700,000	—	Forecast allowance	—
14,437,000	13,943,000	Net increase (decrease) in total debt	19,549,000
92,582,000	88,896,000	Total debt, beginning of year	102,839,000
107,019,000	102,839,000	Total Debt, end of year	122,388,000

[1]	Figures have been rounded to the nearest million.

[2]	For purposes of the debt reconciliation, a surplus is shown as a negative amount as it reduces government debt.
[3]	These adjustments include amortization of capital assets and valuation adjustments.
[4]	Represents self-supported Crown corporation income which is included in the surplus but has not been transferred to the Consolidated Revenue Fund.

ESTIMATES, 24/25

ESTIMATED REVENUE BY SOURCE 1

($000)

Estimates	Updated Forecast		Estimates
2023/24	2023/24		2024/25
		Taxation Revenue
15,953,000	16,442,000	Personal income	16,638,000
5,938,000	6,085,000	Corporate income	8,236,000
2,731,000	2,773,000	Employer health	2,803,000
10,187,000	10,362,000	Sales	10,762,000
1,072,000	1,030,000	Fuel	1,020,000
2,811,000	2,650,000	Carbon	2,565,000
565,000	510,000	Tobacco	510,000
3,488,000	3,592,000	Property	3,779,000
1,799,000	1,950,000	Property transfer	2,055,000
780,000	825,000	Insurance premium and other tax	846,000
45,324,000	46,219,000	Total Taxation Revenue	49,214,000
		Natural Resource Revenue
2,016,000	684,000	Natural gas royalties	754,000
846,000	691,000	Forests	689,000
1,902,000	1,640,000	Other natural resources	1,707,000
4,764,000	3,015,000	Total Natural Resource Revenue	3,150,000
		Other Revenue
5,182,000	5,362,000	Fees and licences	5,468,000
1,349,000	1,335,000	Investment earnings	1,424,000
3,989,000	4,154,000	Miscellaneous [2]	4,508,000
10,520,000	10,851,000	Total Other Revenue	11,400,000
		Contributions from the Federal Government
8,970,000	9,386,000	Health and social transfers	9,475,000
4,623,000	4,642,000	Other federal government contributions [3]	4,971,000
13,593,000	14,028,000	Total Contributions from the Federal Government	14,446,000
		Self-supported Crown Corporations
712,000	314,000	British Columbia Hydro and Power Authority	712,000
1,150,000	1,150,000	Liquor Distribution Branch	1,090,000
1,456,000	1,416,000	British Columbia Lottery Corporation [4]	1,323,000
—	140,000	Insurance Corporation of British Columbia	—
171,000	187,000	Other [5]	188,000
3,489,000	3,207,000	Net Earnings of Self-supported Crown Corporations	3,313,000
77,690,000	77,320,000	Total Revenue	81,523,000

[1]	Figures have been rounded to the nearest million.

[2]	Includes reimbursements for health care and other services provided to external agencies, and other recoveries.

[3]	Includes contributions for health, education, community development, housing and social service programs, transportation projects, and payments under the Disaster Financial Assistance Arrangements.

[4]	Net of payments to the federal government and payments to the BC First Nations Gaming Revenue Sharing Limited Partnership in accordance with section 14.3 of the Gaming Control Act (B.C.).

[5]	Includes Columbia Power Corporation, BC Railway Company, Columbia Basin power projects, and other agencies' self-supported subsidiaries.

  ESTIMATES, 24/25

ESTIMATED EXPENSE BY FUNCTION 1

($000)

Estimates[2] 2023/24	Updated Forecast 2023/24		Estimates 2024/25
		Health
7,081,000	7,081,000	Medical Services Plan	7,836,000
1,728,000	1,728,000	Pharmacare	2,101,000
21,177,000	21,716,000	Regional services	24,931,000
941,000	941,000	Other healthcare expenses	1,076,000
30,927,000	31,466,000	Total Health	35,944,000
		Education
8,970,000	9,019,000	Elementary and secondary	9,741,000
8,227,000	8,383,000	Post-secondary	9,277,000
403,000	456,000	Other education expenses	461,000
17,600,000	17,858,000	Total Education	19,479,000
		Social Services
3,010,000	3,156,000	Social assistance	3,359,000
3,784,000	3,638,000	Child welfare	4,260,000
807,000	794,000	Low income tax credit transfers	1,072,000
1,557,000	1,557,000	Community living and other services	1,782,000
9,158,000	9,145,000	Total Social Services	10,473,000
2,324,000	2,797,000	Protection of persons and property	2,557,000
2,616,000	2,457,000	Transportation	2,775,000
4,432,000	5,447,000	Natural resources and economic development	4,441,000
3,485,000	3,380,000	Other	3,707,000
4,500,000	4,500,000	Contingencies	3,885,000
1,000,000	1,000,000	Pandemic Recovery Contingencies	—
1,929,000	1,884,000	General government	2,068,000
3,235,000	3,300,000	Debt servicing	4,105,000
81,206,000	83,234,000	Total Expense	89,434,000

[1]	Figures have been rounded to the nearest million.
[2]	The 2023/24 Estimates amounts have been restated to be consistent with the 2024/25 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.

7

ESTIMATES, 24/25

ESTIMATED EXPENSE BY ORGANIZATION 1

($000)

Estimates [2] 2023/24	Updated Forecast [2] 2023/24		Estimates 2024/25
100,341	100,341	Legislative Assembly	129,660
109,224	111,032	Officers of the Legislature	178,556
16,045	16,045	Office of the Premier	16,754
111,761	136,211	Ministry of Agriculture and Food	130,136
773,694	849,386	Ministry of Attorney General	876,923
1,912,095	1,912,095	Ministry of Children and Family Development	2,121,197
682,770	682,770	Ministry of Citizens' Services	705,277
8,873,970	8,873,970	Ministry of Education and Child Care	9,615,382
101,004	504,783	Ministry of Emergency Management and Climate Readiness	115,467
136,667	141,636	Ministry of Energy, Mines and Low Carbon Innovation	141,254
255,129	266,429	Ministry of Environment and Climate Change Strategy	244,251
1,579,779	1,697,310	Ministry of Finance	1,670,230
845,341	1,726,997	Ministry of Forests	850,670
28,673,508	28,673,508	Ministry of Health	32,857,312
897,296	897,296	Ministry of Housing	1,046,139
177,234	177,234	Ministry of Indigenous Relations and Reconciliation	160,096
113,305	113,341	Ministry of Jobs, Economic Development and Innovation	115,778
21,489	21,489	Ministry of Labour	25,407
26,715	26,715	Ministry of Mental Health and Addictions	40,749
269,462	269,462	Ministry of Municipal Affairs	288,305
2,768,858	2,768,858	Ministry of Post-Secondary Education and Future Skills	3,371,043
1,027,888	1,027,888	Ministry of Public Safety and Solicitor General	1,083,653
4,745,331	4,745,331	Ministry of Social Development and Poverty Reduction	5,175,972
181,900	181,900	Ministry of Tourism, Arts, Culture and Sport	186,419
1,020,417	1,020,417	Ministry of Transportation and Infrastructure	1,135,439
206,102	206,102	Ministry of Water, Land and Resource Stewardship	214,267
1,308,553	1,585,553	Management of Public Funds and Debt	1,976,474
13,203,122	12,296,901	Other Appropriations	14,046,190
70,139,000	71,031,000	Total Appropriations	78,519,000
(32,000)	(35,000)	Elimination of transactions between appropriations [3]	(32,000)
—	(14,000)	Reversal of prior year over accruals	—
70,107,000	70,982,000	Consolidated Revenue Fund Expense	78,487,000
4,909,000	5,298,000	Expenses recovered from external entities [4]	5,841,000
(41,212,000)	(44,199,000)	Grants to service delivery agencies and other internal transfers [5]	(48,863,000)
33,804,000	32,081,000	Ministries and special offices program expense	35,465,000
		Service delivery agency expense [6]
8,356,000	8,657,000	School districts	9,111,000
7,943,000	8,386,000	Post-secondary institutions	8,722,000
22,645,000	25,525,000	Health authorities and hospital societies	26,639,000
8,458,000	8,585,000	Other service delivery agencies	9,497,000
47,402,000	51,153,000	Service delivery agency expense	53,969,000
81,206,000	83,234,000	Total Expense	89,434,000

[1]	Figures, other than appropriations, have been rounded to the nearest million.
[2]	The 2023/24 Estimates and Updated Forecast amounts have been restated to be consistent with the 2024/25 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.
[3]	Reflects payments made under an agreement where an expense from a voted appropriation is recorded as revenue by a special account.
[4]	Consolidated Revenue Fund expenses are reported net of cost recoveries received from external entities in order to arrive at net Vote requirements. On consolidation, the cost recoveries are added to expense for purposes of reporting total spending by government.
[5]	Grants and other payments between the Consolidated Revenue Fund and the service delivery agencies are eliminated to avoid double counting.
[6]	See Schedule H for details on estimated revenues and expenses for the major service delivery agencies.

8

  ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Legislative Assembly
100,341	1	Legislative Assembly	129,660
100,341		Total Voted Appropriations	129,660
100,341		Total Appropriations	129,660

		Officers of the Legislature
22,275	2	Auditor General	26,356
786	3	Conflict of Interest Commissioner	899
35,967	4	Elections BC	94,749
7,505	5	Human Rights Commissioner	7,668
9,272	6	Information and Privacy Commissioner	11,011
1,442	7	Merit Commissioner	1,667
12,773	8	Ombudsperson	15,081
7,013	9	Police Complaint Commissioner	8,296
12,191	10	Representative for Children and Youth	12,829
109,224		Total Voted Appropriations	178,556
109,224		Total Appropriations	178,556

		Office of the Premier
16,045	11	Office of the Premier	16,754
16,045		Total Voted Appropriations	16,754
16,045		Total Appropriations	16,754

		Ministry of Agriculture and Food
93,246	12	Ministry Operations	95,004
5,315	13	Agricultural Land Commission	5,453
98,561		Total Voted Appropriations	100,457

23,200	(S)	Production Insurance Account	41,679
(10,000)		Less: Transfer from Ministry Operations Vote	(12,000)
13,200		Total Statutory Appropriations	29,679
111,761		Total Appropriations	130,136

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

9

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Ministry of Attorney General
644,013	14	Ministry Operations	729,324
93,617	15	Judiciary	110,671
24,500	16	Crown Proceeding Act	24,500
11,564	17	Independent Investigations Office	12,428
773,694		Total Voted Appropriations	876,923

11,530	(S)	Public Guardian and Trustee Operating Account	12,394
(11,530)		Less: Transfer from Ministry Operations Vote	(12,394)
─		Total Statutory Appropriations	─
773,694		Total Appropriations	876,923

		Ministry of Children and Family Development
1,912,095	18	Ministry Operations	2,121,197
1,912,095		Total Voted Appropriations	2,121,197
1,912,095		Total Appropriations	2,121,197

		Ministry of Citizens' Services
682,770	19	Ministry Operations	705,277
682,770		Total Voted Appropriations	705,277
682,770		Total Appropriations	705,277

		Ministry of Education and Child Care
8,835,152	20	Ministry Operations	9,576,781
8,835,152		Total Voted Appropriations	9,576,781

30,001	(S)	British Columbia Training and Education Savings Program special account	30,001
8,817	(S)	Teachers Act Special Account	8,600
38,818		Total Statutory Appropriations	38,601
8,873,970		Total Appropriations	9,615,382

		Ministry of Emergency Management and Climate Readiness
64,584	21	Ministry Operations	79,047
36,420	22	Emergency and Disaster Management Act	36,420
101,004		Total Voted Appropriations	115,467
101,004		Total Appropriations	115,467

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

10

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Ministry of Energy, Mines and Low Carbon Innovation
118,495	23	Ministry Operations	121,111
118,495		Total Voted Appropriations	121,111

8,044	(S)	First Nations Clean Energy Business Fund special account	8,375
10,128	(S)	Innovative Clean Energy Fund special account	11,768
18,172		Total Statutory Appropriations	20,143
136,667		Total Appropriations	141,254

		Ministry of Environment and Climate Change Strategy
199,682	24	Ministry Operations	188,053
16,392	25	Environmental Assessment Office	17,074
216,074		Total Voted Appropriations	205,127

12,920	(S)	Park Enhancement Fund special account	12,989
26,135	(S)	Sustainable Environment Fund	26,135
39,055		Total Statutory Appropriations	39,124
255,129		Total Appropriations	244,251

		Ministry of Finance
339,857	26	Ministry Operations	413,107
29,921	27	Government Communications and Public Engagement	31,660
63,385	28	BC Public Service Agency	69,815
1	29	Benefits and Other Employment Costs	1
433,164		Total Voted Appropriations	514,583

─	(S)	First Nations Equity Financing special account	─
1,042,010	(S)	Housing Priority Initiatives special account	1,038,949
5,858	(S)	Insurance and Risk Management Account	6,218
76,135	(S)	Long Term Disability Fund special account	83,469
(47,398)		Less: Transfer from Ministry Operations Vote	(53,999)
10	(S)	Provincial Home Acquisition Wind Up special account	10
70,000		Land Tax Deferment Act	81,000
1,146,615		Total Statutory Appropriations	1,155,647
1,579,779		Total Appropriations	1,670,230

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

11

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Ministry of Forests
404,292	30	Ministry Operations	413,993
204,120	31	Fire Management	232,736
608,412		Total Voted Appropriations	646,729

236,929	(S)	BC Timber Sales Account	203,941
─	(S)	Forest Stand Management Fund	─
236,929		Total Statutory Appropriations	203,941
845,341		Total Appropriations	850,670

		Ministry of Health
28,526,258	32	Ministry Operations	32,710,062
28,526,258		Total Voted Appropriations	32,710,062

147,250	(S)	Health Special Account	147,250
147,250		Total Statutory Appropriations	147,250
28,673,508		Total Appropriations	32,857,312

		Ministry of Housing
884,412	33	Ministry Operations	1,033,255
884,412		Total Voted Appropriations	1,033,255

12,884	(S)	Housing Endowment Fund special account	12,884
12,884		Total Statutory Appropriations	12,884
897,296		Total Appropriations	1,046,139

		Ministry of Indigenous Relations and Reconciliation
54,928	34	Ministry Operations	59,002
116,159	35	Treaty and Other Agreements Funding	94,704
4,431	36	Declaration Act Secretariat	4,567
175,518		Total Voted Appropriations	158,273

1,716	(S)	First Citizens Fund	1,823
1,716		Total Statutory Appropriations	1,823
177,234		Total Appropriations	160,096

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

12

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Ministry of Jobs, Economic Development and Innovation
112,805	37	Ministry Operations	115,278
112,805		Total Voted Appropriations	115,278

500	(S)	Northern Development Fund	500
500		Total Statutory Appropriations	500
113,305		Total Appropriations	115,778

		Ministry of Labour
21,489	38	Ministry Operations	25,407
21,489		Total Voted Appropriations	25,407
21,489		Total Appropriations	25,407

		Ministry of Mental Health and Addictions
26,715	39	Ministry Operations	40,749
26,715		Total Voted Appropriations	40,749
26,715		Total Appropriations	40,749

		Ministry of Municipal Affairs
255,897	40	Ministry Operations	273,423
255,897		Total Voted Appropriations	273,423

13,565	(S)	University Endowment Lands Administration Account	14,882
13,565		Total Statutory Appropriations	14,882
269,462		Total Appropriations	288,305

		Ministry of Post-Secondary Education and Future Skills
2,768,858	41	Ministry Operations	3,371,043
2,768,858		Total Voted Appropriations	3,371,043
2,768,858		Total Appropriations	3,371,043

		Ministry of Public Safety and Solicitor General
1,012,694	42	Ministry Operations	1,068,431
1,012,694		Total Voted Appropriations	1,068,431

409	(S)	Civil Forfeiture Account	437
1,281	(S)	Corrections Work Program Account	1,281
─	(S)	Criminal Asset Management Fund	─
13,504	(S)	Victim Surcharge Special Account	13,504
15,194		Total Statutory Appropriations	15,222
1,027,888		Total Appropriations	1,083,653

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

13

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Ministry of Social Development and Poverty Reduction
4,745,331	43	Ministry Operations	5,175,972
4,745,331		Total Voted Appropriations	5,175,972
4,745,331		Total Appropriations	5,175,972

		Ministry of Tourism, Arts, Culture and Sport
176,470	44	Ministry Operations	180,989
176,470		Total Voted Appropriations	180,989

4,230	(S)	BC Arts and Culture Endowment special account	4,230
1,200	(S)	Physical Fitness and Amateur Sports Fund	1,200
5,430		Total Statutory Appropriations	5,430
181,900		Total Appropriations	186,419

		Ministry of Transportation and Infrastructure
1,020,417	45	Ministry Operations	1,135,439
1,020,417		Total Voted Appropriations	1,135,439
1,020,417		Total Appropriations	1,135,439

		Ministry of Water, Land and Resource Stewardship
205,602	46	Ministry Operations	213,767
205,602		Total Voted Appropriations	213,767

500	(S)	Crown Land special account	500
500		Total Statutory Appropriations	500
206,102		Total Appropriations	214,267

		Management of Public Funds and Debt
1,308,553	47	Management of Public Funds and Debt	1,976,474
1,308,553		Total Voted Appropriations	1,976,474
1,308,553		Total Appropriations	1,976,474

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

14

ESTIMATES, 24/25

ESTIMATED GENERAL FUND APPROPRIATIONS (Continued)

($000)

Estimates [1] 2023/24	Vote No. [2]		Estimates 2024/25
		Other Appropriations
5,500,000	48	Contingencies	3,885,000
4,539,987	49	Capital Funding	6,665,197
1	50	Commissions on Collection of Public Funds	1
1	51	Allowances for Doubtful Revenue Accounts	1
3,159,000	52	Tax Transfers	3,492,000
3,986	53	Forest Practices Board	3,991
147		Electoral Boundaries Commission (Eliminated for 2024/25)	─
13,203,122		Total Voted Appropriations	14,046,190
13,203,122		Total Appropriations	14,046,190

		Summary
68,449,172		Total Voted Appropriations	76,833,374
1,689,828		Total Statutory Appropriations	1,685,626
70,139,000		Total Appropriations	78,519,000

[1]	For comparison purposes, amounts shown for 2023/24 Estimates have been restated to be consistent with the presentation of the 2024/25 Estimates. Schedule A presents a reconciliation of the restated General Fund operating expenses and capital expenditures.
[2]	An (S) in the Vote No. column denotes a Special Account (Statutory Appropriation). A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act. Schedule B presents a summary of all Special Accounts.

ESTIMATES OF SPECIAL OFFICES,
MINISTRIES AND OTHER APPROPRIATIONS

Legislative Assembly

Officers of the Legislature

Office of the Premier

Ministry of Agriculture and Food

Ministry of Attorney General

Ministry of Children and Family Development

Ministry of Citizens’ Services

Ministry of Education and Child Care

Ministry of Emergency Management and Climate Readiness

Ministry of Energy, Mines and Low Carbon Innovation

Ministry of Environment and Climate Change Strategy

Ministry of Finance

Ministry of Forests

Ministry of Health

Ministry of Housing

Ministry of Indigenous Relations and Reconciliation

Ministry of Jobs, Economic Development and Innovation

Ministry of Labour

Ministry of Mental Health and Addictions

Ministry of Municipal Affairs

Ministry of Post-Secondary Education and Future Skills

Ministry of Public Safety and Solicitor General

Ministry of Social Development and Poverty Reduction

Ministry of Tourism, Arts, Culture and Sport

Ministry of Transportation and Infrastructure

Ministry of Water, Land and Resource Stewardship

Management of Public Funds and Debt

Other Appropriations

This page intentionally left blank.

LEGISLATIVE ASSEMBLY

SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 1 — Legislative Assembly	100,341	129,660

OPERATING EXPENSES	100,341	129,660
CAPITAL EXPENDITURES [2]	9,326	14,207
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

18

LEGISLATIVE ASSEMBLY

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 1 — LEGISLATIVE ASSEMBLY

This vote provides for the operation and administration of the Legislative Assembly and its parliamentary committees; it also includes provisions for Members' and staff compensation, constituency office allowances, caucus support services, Parliament Buildings and precinct services, and other related costs. Costs may be recovered from ministries, officers of the Legislature, government organizations, individuals, and others for services described within this vote.

OPERATING EXPENSES
Caucus Operations	8,856	10,300
Constituency Operations	23,862	35,557
Members' Remuneration	19,489	25,299
Independent Respectful Workplace Office	250	250
Parliamentary Operations	1,703	1,372
Legislative Assembly Administration	41,970	53,395
General Centralized and Accounting	4,211	3,487
	100,341	129,660
CAPITAL EXPENDITURES
Legislative Assembly Administration	9,326	14,207

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	57,284	66,387
Operating Costs	19,177	23,606
Government Transfers	25	—
Other Expenses	24,980	40,817
Internal Recoveries	(169)	(169)
External Recoveries	(956)	(981)
TOTAL OPERATING EXPENSES	100,341	129,660

OFFICERS OF THE LEGISLATURE

SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATIONS
Vote 2 — Auditor General	22,275	26,356
Vote 3 — Conflict of Interest Commissioner	786	899
Vote 4 — Elections BC	35,967	94,749
Vote 5 — Human Rights Commissioner	7,505	7,668
Vote 6 — Information and Privacy Commissioner	9,272	11,011
Vote 7 — Merit Commissioner	1,442	1,667
Vote 8 — Ombudsperson	12,773	15,081
Vote 9 — Police Complaint Commissioner	7,013	8,296
Vote 10 — Representative for Children and Youth	12,191	12,829

OPERATING EXPENSES	109,224	178,556
CAPITAL EXPENDITURES [2]	3,028	1,518
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

20

OFFICERS OF THE LEGISLATURE

SUMMARY BY VOTE

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Auditor General	22,275	26,356	—	26,356
Conflict of Interest Commissioner	786	899	—	899
Elections BC	35,967	94,749	—	94,749
Human Rights Commissioner	7,505	7,670	(2)	7,668
Information and Privacy Commissioner	9,272	11,013	(2)	11,011
Merit Commissioner	1,442	1,667	—	1,667
Ombudsperson	12,773	15,082	(1)	15,081
Police Complaint Commissioner	7,013	8,297	(1)	8,296
Representative for Children and Youth	12,191	12,831	(2)	12,829
TOTAL OPERATING EXPENSES	109,224	178,564	(8)	178,556

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Auditor General	1,900	263	—	263
Conflict of Interest Commissioner	25	25	—	25
Elections BC	400	92	—	92
Human Rights Commissioner	35	35	—	35
Information and Privacy Commissioner	261	105	—	105
Merit Commissioner	124	39	—	39
Ombudsperson	88	102	—	102
Police Complaint Commissioner	145	789	—	789
Representative for Children and Youth	50	68	—	68
TOTAL	3,028	1,518	—	1,518

21

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 2 — AUDITOR GENERAL

This vote provides for the operations of the office of the Auditor General. The Auditor General, an independent officer of the Legislature under the authority of the Auditor General Act, exists to help Members of the Legislative Assembly hold the government accountable. Through audit opinions, the Auditor General gives legislators audit assessments about the fairness and reliability of the financial statements and public accounts of the government. The Auditor General also assesses the operations and performance of the government's programs and services. The reports of the Auditor General are tabled with the Legislative Assembly and referred to the Select Standing Committee on Public Accounts.

OPERATING EXPENSES

Auditor General	22,275	26,356

CAPITAL EXPENDITURES

Auditor General	1,900	263

VOTE 3 — CONFLICT OF INTEREST COMMISSIONER

This vote provides for the operations of the office of the Conflict of Interest Commissioner. The commissioner is an independent officer of the Legislature with a mandate under the Members' Conflict of Interest Act to meet the requirements under the Act.

OPERATING EXPENSES

Conflict of Interest Commissioner	786	899

CAPITAL EXPENDITURES

Conflict of Interest Commissioner	25	25

VOTE 4 — ELECTIONS BC

This vote provides for the ongoing operating costs of the office of the Chief Electoral Officer and provides for the administration of provincial elections, plebiscites, voter registration and list maintenance, enumerations, referenda, electoral boundaries, provincial and local election financing, registration of political parties and constituency associations, recall petitions, initiative petitions and initiative votes, and other aspects of the electoral process. The chief electoral officer is an independent officer of the Legislature and is responsible for the administration of the Election Act, the Recall and Initiative Act, and the Local Elections Campaign Financing Act.

OPERATING EXPENSES

Elections BC	35,967	94,749

CAPITAL EXPENDITURES

Elections BC	400	92

22

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 5 — HUMAN RIGHTS COMMISSIONER

This vote provides for the operations of the office of the Human Rights Commissioner. The Human Rights Commissioner is an independent officer of the Legislature under the Human Rights Code and is responsible for protecting and promoting human rights through education, research, and investigations into issues of systemic discrimination. This vote also provides for educational workshops and training, and engagement initiatives and events hosted or sponsored by the Commissioner. Costs may be recovered from other officers of the Legislature, ministries, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES

Human Rights Commissioner	7,505	7,668

CAPITAL EXPENDITURES

Human Rights Commissioner	35	35

VOTE 6 — INFORMATION AND PRIVACY COMMISSIONER

This vote provides for the operations of the office of the Information and Privacy Commissioner and provides for other duties and functions given to the commissioner by statute. The commissioner is an independent officer of the Legislature under the Freedom of Information and Protection of Privacy Act and under the Personal Information Protection Act, with a broad mandate to protect the rights given to the public under the Freedom of Information and Protection of Privacy Act and the Personal Information Protection Act. This includes conducting reviews of access to information requests, investigating access and privacy complaints, monitoring general compliance with the Acts, and promoting freedom of information and protection of privacy principles. The commissioner is also designated the registrar under the Lobbyists Transparency Act with a mandate to establish and maintain a registry for lobbyists, develop and conduct public education about the Act, and to oversee and enforce compliance under that Act. This vote also provides for freedom of information and protection of privacy conferences sponsored or hosted by the office of the Information and Privacy Commissioner. Costs may be recovered from ministries, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES

Information and Privacy Commissioner	9,272	11,011

CAPITAL EXPENDITURES

Information and Privacy Commissioner	261	105

VOTE 7 — MERIT COMMISSIONER

This vote provides for the operations of the office of the Merit Commissioner. The merit commissioner is an independent officer of the Legislature with a mandate to monitor the principle of merit in appointments to and within the BC Public Service and to conduct reviews of the processes resulting in BC Public Service dismissals for just cause as defined in the Public Service Act.

OPERATING EXPENSES

Merit Commissioner	1,442	1,667

CAPITAL EXPENDITURES

Merit Commissioner	124	39

23

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 8 — OMBUDSPERSON

This vote provides for the operations of the office of the Ombudsperson, an independent officer of the Legislature pursuant to the Ombudsperson Act. The Ombudsperson also has specific investigatory and reporting roles under the Public Interest Disclosure Act. The office of the Ombudsperson fairly and impartially investigates the actions and the decisions of government bodies, including provincial ministries, agencies, boards and commissions, Crown corporations, local governments, health authorities, school districts, colleges, universities, governing bodies of professional and occupational associations, and other authorities listed in the schedule to the Ombudsperson Act. The Ombudsperson undertakes initiatives to increase public understanding of the role of the Ombudsperson and to promote the principles of administrative fairness and natural justice. This vote also provides for the delivery of corporate shared services to other officers of the Legislature and database application services to other jurisdictions. Costs may be recovered from officers of the Legislature, other jurisdictions, and external organizations for activities described within this vote.

OPERATING EXPENSES

Ombudsperson	12,773	15,081

CAPITAL EXPENDITURES

Ombudsperson	88	102

VOTE 9 — POLICE COMPLAINT COMMISSIONER

This vote provides for the operations of the police complaint commissioner and staff and the costs incurred by the office of the Police Complaint Commissioner in generally ensuring the purposes of Part 11 of the Police Act are achieved, including overseeing and monitoring complaints, investigations, and proceedings involving municipal police and members of policing units designated by the Lieutenant Governor in Council. The police complaint commissioner is an independent officer of the Legislature under the authority of the Police Act. Costs may be recovered from external organizations for activities described within this vote.

OPERATING EXPENSES

Police Complaint Commissioner	7,013	8,296

CAPITAL EXPENDITURES

Police Complaint Commissioner	145	789

24

OFFICERS OF THE LEGISLATURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 10 — REPRESENTATIVE FOR CHILDREN AND YOUTH

This vote provides for the operations of the office of the Representative for Children and Youth. The representative is an independent officer of the Legislature appointed under the authority of the Representative for Children and Youth Act. The representative reviews, investigates, and reports on the critical injuries and deaths of children in care or children receiving reviewable services from public bodies; advocates on behalf of children and their families with respect to designated services, as well as young adults up to age 27 who are eligible for Community Living British Columbia services, and Agreements with Young Adults or Tuition Waiver; and monitors, reviews, and audits the provision of designated services. This vote also provides for the delivery of corporate shared services to other officers of the Legislature and for conferences and events hosted or sponsored by the Representative for Children and Youth. Costs may be recovered from other officers of the Legislature, ministries, participants, and sponsoring organizations for activities described within this vote.

OPERATING EXPENSES

Representative for Children and Youth	12,191	12,829

CAPITAL EXPENDITURES

Representative for Children and Youth	50	68

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	70,009	104,631
Operating Costs	35,830	68,191
Government Transfers	3,385	6,047
Other Expenses	2,376	2,552
Internal Recoveries	(2,349)	(2,857)
External Recoveries	(27)	(8)
TOTAL OPERATING EXPENSES	109,224	178,556

OFFICE OF THE PREMIER

The mission of the Office of the Premier is to provide leadership across government and Crown agencies to ensure timely decision making and effective service delivery, supported by the transparency and accountability of government practices.

SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 11 — Office of the Premier	16,045	16,754

OPERATING EXPENSES	16,045	16,754
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

26

OFFICE OF THE PREMIER

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Intergovernmental Relations Secretariat	3,668	4,538	(701)	3,837
Cabinet Operations	2,193	2,295	(2)	2,293
Planning and Priorities Secretariat	1,689	1,774	(2)	1,772
Executive and Support Services	8,495	8,854	(2)	8,852
TOTAL OPERATING EXPENSES	16,045	17,461	(707)	16,754

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

27

OFFICE OF THE PREMIER

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 11 — OFFICE OF THE PREMIER

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Intergovernmental Relations Secretariat, Cabinet Operations, Planning and Priorities Secretariat, and Executive and Support Services.

INTERGOVERNMENTAL RELATIONS SECRETARIAT

Voted Appropriation
Intergovernmental Relations Secretariat	3,668	3,837

Voted Appropriation Description: This sub-vote provides for management and administrative support for the Executive Council (Cabinet) in the development and coordination of advice, policy, negotiations, issues management, and public consultation relating to federal-provincial, interprovincial, and international relations initiatives. This sub-vote includes support for the Premier and Cabinet participation in First Ministers' Conferences, Premiers' Conferences, Joint Cabinet Meetings with neighbouring jurisdictions, and ministerial conferences. This sub-vote manages the Canada-British Columbia Agreement on French Language Services. This sub-vote provides for the deputy minister of the Intergovernmental Relations Secretariat and includes the Office of Protocol; and for costs of official ceremonies, programs for visiting dignitaries, government-hosted functions, and government honours and awards by authority of the Provincial Symbols and Honours Act. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

CABINET OPERATIONS

Voted Appropriation
Cabinet Operations	2,193	2,293

Voted Appropriation Description: This sub-vote provides for the support of Executive Council and Executive Council Committees; the provision of policy, planning, and operational support to the Executive Council and its committees; the provision of support to ministries and Crown agencies in the development and submission of materials to Executive Council and its committees; and for the planning and coordination of legislative priorities, including coordination of Orders in Council. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

PLANNING AND PRIORITIES SECRETARIAT

Voted Appropriation
Planning and Priorities Secretariat	1,689	1,772

Voted Appropriation Description: This sub-vote provides for strategic advice to the Premier, Executive Council, and the Planning and Priorities Cabinet Committee on the prioritization and sequencing of key initiatives of government. This sub-vote also provides for the organization of Executive Council planning sessions and provides for the development of priority policy initiatives through engagement with ministries and coordination of cross-ministry work. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

28

OFFICE OF THE PREMIER

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Premier's Office	5,684	5,932
Deputy Minister's Office	2,811	2,920
	8,495	8,852

Voted Appropriations Description: This sub-vote provides for the Premier's office and the deputy minister's office. This sub-vote also provides for the management of cross-government issues and corporate planning; support for cross-government and other initiatives that support government's mandate; and providing policy, planning, communications, and strategic support to the Executive Council, ministries, and Crown agencies, including government administration. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

VOTE 11 — OFFICE OF THE PREMIER	16,045	16,754

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	13,804	14,513
Operating Costs	1,987	1,987
Government Transfers	1,003	1,003
Other Expenses	559	559
Internal Recoveries	(601)	(601)
External Recoveries	(707)	(707)
TOTAL OPERATING EXPENSES	16,045	16,754

MINISTRY OF AGRICULTURE AND FOOD

The mission of the Ministry of Agriculture and Food is to support the production, marketing, processing, and merchandising of agriculture and seafood products, as well as supporting the province's food security, and developing a resilient food system and economy.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATIONS
Vote 12 — Ministry Operations	93,246	95,004
Vote 13 — Agricultural Land Commission	5,315	5,453

STATUTORY APPROPRIATIONS
Production Insurance Account Special Account	23,200	41,679
Less: Transfer from Ministry Operations Vote	(10,000)	(12,000)

OPERATING EXPENSES	111,761	130,136
CAPITAL EXPENDITURES [2]	875	853
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

30

MINISTRY OF AGRICULTURE AND FOOD

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Science, Policy and Inspection	17,465	31,931	(13,867)	18,064
Agriculture Resources	67,388	78,977	(10,552)	68,425
BC Farm Industry Review Board	1,427	1,459	(2)	1,457
Executive and Support Services	6,966	7,060	(2)	7,058
Agricultural Land Commission	5,315	5,455	(2)	5,453
Production Insurance Account Special Account	13,200	29,680	(1)	29,679
TOTAL OPERATING EXPENSES	111,761	154,562	(24,426)	130,136

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	875	853	—	853
TOTAL	875	853	—	853

31

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 12 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Science, Policy and Inspection; Agriculture Resources; BC Farm Industry Review Board; and Executive and Support Services.

SCIENCE, POLICY AND INSPECTION

Voted Appropriation
Science, Policy and Inspection	17,465	18,064

Voted Appropriation Description: This sub-vote provides for surveillance, diagnostic services, and management systems, including licensing and inspection to monitor and improve plant, animal, and public health; for the creation and delivery of industry initiatives, including research and innovation. This sub-vote provides for the development of strategic policy to support the ministry's objectives, priorities, and response to sector issues; manages land use planning, resolves management issues, and identifies opportunities; and provides support for intergovernmental relations. This sub-vote also provides for contributions to the improvement of public health protection; consumer and retailer confidence in the safety of British Columbia meat, seafood, and food products through inspection and regulatory compliance, education, surveillance, and risk assessment; support of the oversight of agricultural labour and development of policy and programs; and development of policy, programs, and strategies to address identified risks. This sub-vote also provides for planning, establishing, and ensuring program compliance with federal-provincial agreements and legislation related to a competitive and profitable agriculture sector; policy and regulatory development; economic and statistical analysis for the agrifood and seafood sectors; and corporate leadership related to business transformation. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

AGRICULTURE RESOURCES

Voted Appropriation
Agriculture Resources	67,388	68,425

Voted Appropriation Description: This sub-vote provides for provincial and federal-provincial agricultural risk management programs, insurance schemes, and funding of programs and trusts; regional sector support in emergency management; support for agrifood and seafood industry growth, agrifood and seafood business development, youth development, and agroforestry; and promotion of public support for the agriculture food and seafood sector. This sub-vote also funds initiatives related to strengthening farming programs and new entrants, including partnerships with industry, First Nations, and local governments. This sub-vote also provides for agri-environmental initiatives supporting program development and addressing environmental risks to and from the sector; development of beneficial management practices, agri-tech adoption, and domestic and international marketing programs; climate adaptation; and development and implementation of a premise identification registry. This sub-vote also provides for leadership and integration of climate change and emergency management practices into ministry operations and ministry modernization efforts. This sub-vote also provides for the management of provincial food systems and supply chain security. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

BC FARM INDUSTRY REVIEW BOARD

Voted Appropriation
BC Farm Industry Review Board	1,427	1,457

Voted Appropriation Description: This sub-vote provides for the supervision of the agriculture marketing boards and commissions formed under the Natural Products Marketing (BC) Act, the hearing of appeals of marketing board and commission orders, decisions and determinations, the hearing of complaints and conducting inquiries related to farm practices under the Farm Practices Protection (Right to Farm) Act, and the hearing of animal seizure appeals under the Prevention of Cruelty to Animals Act. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

32

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/25
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	701	729
Corporate Services	6,265	6,329
	6,966	7,058

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Agriculture and Food; executive support, including the deputy minister's office; and corporate administration. This sub-vote also provides for executive direction to the ministry; finance, administrative, strategic human resources, and information management services and systems; information and privacy; revenue collection; and trust fund management for ministry operations, programs, and clients. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 12 — MINISTRY OPERATIONS	93,246	95,004

33

MINISTRY OF AGRICULTURE AND FOOD

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 13 — AGRICULTURAL LAND COMMISSION

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Agricultural Land Commission.

AGRICULTURAL LAND COMMISSION

Voted Appropriation
Agricultural Land Commission	5,315	5,453

Voted Appropriation Description: This sub-vote provides for the operation of the Agricultural Land Commission. Under the Agricultural Land Commission Act, the commission is responsible for preserving the scarce supply of agricultural land in the province through policies, programs, and compliance and enforcement activities that foster long-term sustainability and encourage farm businesses. The commission works with a wide range of stakeholders, including industry groups, First Nations, and provincial and local governments to enable and encourage farm use of land in the agricultural land reserve. A portion of the fees for the applications made under the Agricultural Land Commission Act is retained by local governments for services provided in the application process. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 13 — AGRICULTURAL LAND COMMISSION	5,315	5,453

34

MINISTRY OF AGRICULTURE AND FOOD

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Production Insurance Account.

PRODUCTION INSURANCE ACCOUNT

Statutory Appropriation
Production Insurance Account	23,200	41,679
Less: Transfer from Ministry Operations Vote	(10,000)	(12,000)
	13,200	29,679

Statutory Appropriation Description: This statutory appropriation provides for the Production Insurance Account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	39,776	41,534
Operating Costs	14,955	14,910
Government Transfers	56,070	54,188
Other Expenses	25,395	43,939
Internal Recoveries	(9)	(9)
External Recoveries	(24,426)	(24,426)
TOTAL OPERATING EXPENSES	111,761	130,136

35

MINISTRY OF AGRICULTURE AND FOOD

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

PRODUCTION INSURANCE ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2005 and replaces the Crop Insurance Fund created by a regulation under the Insurance for Crops Act. Production Insurance is an insurance scheme that stabilizes farm income by minimizing, at an individual level, the detrimental economic effects of losses due to uncontrollable natural perils. The purpose of this account is to receive premiums from the federal government, the Province, producers, and indemnity and other payments through reinsurance. This account also earns interest on accumulated funds. Expenses include indemnification payments to producers, reinsurance premiums to third parties, and any third-party costs of adjustments. Costs may be recovered from external organizations for reinsurance proceeds.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	48,455	28,505
OPERATING TRANSACTIONS
Revenue	21,200	28,700
Expense	(23,201)	(41,680)
Internal and External Recoveries	1	1
Transfer from Ministry Operations Vote	10,000	12,000
Net Revenue (Expense)	8,000	(979)

Difference Between 2023/24 Estimates and Projected Actual Net Revenue (Expense)	(27,950)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	28,505	27,526

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

This page intentionally left blank.

MINISTRY OF ATTORNEY GENERAL

The mission of the Ministry of Attorney General is to administer justice and provide legal advice to government; and to support inclusive communities that value multiculturalism and anti-racism.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATIONS
Vote 14 — Ministry Operations	644,013	729,324
Vote 15 — Judiciary	93,617	110,671
Vote 16 — Crown Proceeding Act	24,500	24,500
Vote 17 — Independent Investigations Office	11,564	12,428

STATUTORY APPROPRIATIONS
Public Guardian and Trustee Operating Account Special Account	11,530	12,394
Less: Transfer from Ministry Operations Vote	(11,530)	(12,394)

OPERATING EXPENSES	773,694	876,923
CAPITAL EXPENDITURES [2]	6,911	10,117
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

38

MINISTRY OF ATTORNEY GENERAL

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Justice Services	177,620	199,869	(2,402)	197,467
Indigenous Justice Secretariat	23,519	24,128	(1,765)	22,363
Prosecution Services	173,671	212,500	(1)	212,499
Court Services	148,684	158,920	(2,853)	156,067
Legal Services	32,267	40,982	(300)	40,682
Agencies, Boards, Commissions and Other Tribunals	48,781	82,335	(29,829)	52,506
Multiculturalism and Anti-Racism	2,361	6,806	(2)	6,804
Executive and Support Services	37,110	40,938	(2)	40,936
Judiciary	93,617	110,672	(1)	110,671
Crown Proceeding Act	24,500	24,500	—	24,500
Independent Investigations Office	11,564	12,430	(2)	12,428
Public Guardian and Trustee Operating Account Special Account	—	26,080	(26,080)	—
TOTAL OPERATING EXPENSES	773,694	940,160	(63,237)	876,923

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Agencies, Boards, Commissions and Other Tribunals	10	10	—	10
Executive and Support Services	5,768	8,925	—	8,925
Judiciary	770	819	—	819
Public Guardian and Trustee Operating Account Special Account	363	363	—	363
TOTAL	6,911	10,117	—	10,117

39

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 14 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Justice Services; Indigenous Justice Secretariat; Prosecution Services; Court Services; Legal Services; Agencies, Boards, Commissions and Other Tribunals; Multiculturalism and Anti-Racism; and Executive and Support Services.

JUSTICE SERVICES

Voted Appropriation
Justice Services	177,620	197,467

Voted Appropriation Description: This sub-vote provides for the administration, management, and transformation of justice services throughout the province, including administrative justice reform; public, criminal, civil, and family law reform; and broad justice system policy development to support a more accessible, efficient, and effective justice system. This sub-vote also provides for legal aid, human rights, poverty law services, and other publicly-funded legal counsel services; development and management of legislation; access to justice services; support for the federal/provincial/territorial process for discussion of national justice issues and negotiations between the various levels of government; the investigations of matters relating to the administration of the Correction Act and court services; services to locate individuals and assets; maintenance enforcement and services associated with inter-jurisdictional support court orders; information and alternative-to-court dispute resolution services for separating and divorcing parents and their children; preparation of Provincial and Supreme Court ordered parenting assessments and views of the child reports in Family Law Act matters; parenting after separation programs; developing and promoting non-adversarial dispute resolution options within the justice system and throughout the government; and public legal education and information coordination. Costs may be recovered from ministries, the Legal Services Society (Legal Aid BC), the federal government, and parties external to government for activities described within this sub-vote.

INDIGENOUS JUSTICE SECRETARIAT

Voted Appropriation
Indigenous Justice Secretariat	23,519	22,363

Voted Appropriation Description: This sub-vote provides for the operations of the Indigenous Justice Secretariat, including the administration, management, reform, and transformation of Indigenous justice services throughout the province; support for reclamation of Indigenous laws, legal institutions, and legal traditions; and advancing self-determination. This sub-vote also provides for support for the federal/provincial/territorial process for the discussion of national Indigenous justice issues, negotiations between various levels of government related to Indigenous justice services, support for the process to establish new Indigenous Courts, and support for Indigenous-led justice strategies and action plans. Costs may be recovered from ministries, other entities within government, other levels of government, and parties external to government for activities described within this sub-vote.

PROSECUTION SERVICES

Voted Appropriation
Prosecution Services	173,671	212,499

Voted Appropriation Description: This sub-vote provides for the operation of Crown counsel services, including approval and conduct of criminal prosecutions and appeals of offences; advice to government on all criminal law matters; and responsibility for all other matters mandated by the Crown Counsel Act. Costs may be recovered from the Victim Surcharge Special Account to enable compliance with the Victims of Crime Act. Costs may also be recovered from ministries and the federal government for activities described within this sub-vote.

COURT SERVICES

Voted Appropriation
Court Services	148,684	156,067

Voted Appropriation Description: This sub-vote provides for court registry operations, court administration, juror support services, document service and warrants, prisoner escort, and court security support to the Court of Appeal, Supreme Court, and Provincial Court and for services provided under the Sheriff Act. Costs may be recovered from ministries and public bodies for activities described within this sub-vote; from the federal and municipal governments for costs related to ticket enforcement, circuit courts, and other justice-related initiatives; from contracted bailiffs for civil execution services; and from parties or the public for costs associated with activities described within this sub-vote.

40

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

LEGAL SERVICES

Voted Appropriation
Legal Services	32,267	40,682

Voted Appropriation Description: This sub-vote provides for legal and related services, including legal advice; representation in civil litigation; and drafting, preparing, filing, and publishing statutes, regulations, and Orders in Council to the Province and various agencies, boards and commissions, and other organizations. This sub-vote also provides for administration of Orders in Council and appeals to the Executive Council. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, individuals, and parties external to government for activities described within this sub-vote.

AGENCIES, BOARDS, COMMISSIONS AND OTHER TRIBUNALS

Voted Appropriations
Agencies, Boards, Commissions and Other Tribunals	48,780	52,505
British Columbia Utilities Commission	1	1
	48,781	52,506

Voted Appropriations Description: This sub-vote provides for the costs of the British Columbia Ferry Commission and partial funding of the Public Guardian and Trustee Operating Account. This sub-vote also provides for the operation, administration, and support services of the following tribunals: British Columbia Human Rights Tribunal; British Columbia Review Board; British Columbia Utilities Commission; Building Code Appeal Board; Civil Resolution Tribunal; Community Care and Assisted Living Appeal Board; Employment Standards Tribunal; Energy Resource Appeal Tribunal; Environmental Appeal Board; Financial Services Tribunal; Forest Appeals Commission; Health Professions Review Board; Hospital Appeal Board; Labour Relations Board; Mental Health Review Board; Passenger Transportation Board; Property Assessment Appeal Board; Safety Standards Appeal Board; Skilled Trades BC Appeal Board; and Surface Rights Board; including budgeting, expenditure management, human resources, information and systems management, performance management, appointments coordination, fees and expenses of appointees, and their governing legislation. Costs may be recovered from ministries, health authorities, regulated entities, Crown agencies, boards, commissions and other tribunals, other levels of government, parties external to government, public bodies, organizations, and individuals for activities described within this sub-vote.

MULTICULTURALISM AND ANTI-RACISM

Voted Appropriation
Multiculturalism and Anti-Racism	2,361	6,804

Voted Appropriation Description: This sub-vote provides for policy development, research, and the administration and delivery of multiculturalism and anti-racism programs and services. Programs and services include branch operations, support for the Resilience BC Anti-Racism Network, public education, community engagement, and other programming that supports intercultural interaction, racism and hate prevention, addressing systemic barriers, and building community responsiveness. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, external organizations, licensees, and individuals for activities described within this sub-vote.

41

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	863	891
Corporate Services	36,247	40,045
	37,110	40,936

Voted Appropriations Description: This sub-vote provides for the office of the Attorney General, executive direction of the ministry, including the Deputy Attorney General's office; general services to support program delivery; policy development; and management services for the ministry and the Ministry of Emergency Management and Climate Readiness, the Ministry of Housing, and the Ministry of Public Safety and Solicitor General, including information and systems management and service planning. This sub-vote also provides for other initiatives sponsored by the Attorney General and the ministry and for the Parliamentary Secretary for Anti-Racism Initiatives. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 14 — MINISTRY OPERATIONS	644,013	729,324

42

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 15 — JUDICIARY

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Judiciary.

JUDICIARY

Voted Appropriations
Superior Courts	21,628	24,002
Provincial Courts	71,989	86,669
	93,617	110,671

Voted Appropriations Description: This sub-vote provides for administrative and support services for the Court of Appeal and Supreme Court located in the province and provides for the operational budget for the Provincial Court of British Columbia. Costs may be recovered from ministries and the federal government for activities described within this sub-vote.

VOTE 15 — JUDICIARY	93,617	110,671

43

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 16 — CROWN PROCEEDING ACT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Crown Proceeding Act.

CROWN PROCEEDING ACT

Voted Appropriation
Crown Proceeding Act	24,500	24,500

Voted Appropriation Description: This sub-vote provides for the payments made under the authority of the Crown Proceeding Act.

VOTE 16 — CROWN PROCEEDING ACT	24,500	24,500

MINISTRY OF ATTORNEY GENERAL

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 17 — INDEPENDENT INVESTIGATIONS OFFICE

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Independent Investigations Office.

INDEPENDENT INVESTIGATIONS OFFICE

Voted Appropriation
Independent Investigations Office	11,564	12,428

Voted Appropriation Description: This sub-vote provides for the operation of the Independent Investigations Office which operates under the provisions of the Police Act. This office conducts investigations into all incidents where the actions or inactions of police may have caused serious injury or death to any person. This includes all on and off duty police who are members of the Royal Canadian Mounted Police in British Columbia, a municipal police force, and on duty special provincial constables. When such investigations result in Crown counsel laying charges under the Criminal Code of Canada or any other statute, the Independent Investigations Office supports prosecution of the charges. Costs may be recovered from ministries, Crown agencies, boards and commissions, other provincial governments, and other organizations for activities described within this sub-vote.

VOTE 17 — INDEPENDENT INVESTIGATIONS OFFICE	11,564	12,428

MINISTRY OF ATTORNEY GENERAL

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Public Guardian and Trustee Operating Account.

PUBLIC GUARDIAN AND TRUSTEE OPERATING ACCOUNT

Statutory Appropriation
Public Guardian and Trustee Operating Account	11,530	12,394
Less: Transfer from Ministry Operations Vote	(11,530)	(12,394)
	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Public Guardian and Trustee Operating Account which is governed under the Public Guardian and Trustee Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	609,568	690,466
Operating Costs	146,559	153,728
Government Transfers	172,734	190,718
Other Expenses	28,632	28,643
Internal Recoveries	(121,306)	(123,395)
External Recoveries	(62,493)	(63,237)
TOTAL OPERATING EXPENSES	773,694	876,923

MINISTRY OF ATTORNEY GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

PUBLIC GUARDIAN AND TRUSTEE OPERATING ACCOUNT

This account was established as a special account by the Public Trustee Amendment Act in 1989 and is governed by section 24 of the Public Guardian and Trustee Act. The account's revenue sources are transfers from the Ministry Operations Vote. Approved expenses provide for services to clients and for the administration of the Public Guardian and Trustee. Costs may be recovered from clients and parties external to government and from fees, commissions, and charges earned.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	20,822	21,148
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(37,785)	(38,474)
Internal and External Recoveries	26,255	26,080
Transfer from Ministry Operations Vote	11,530	12,394
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	(363)	(363)
Net Cash Source (Requirement)	(363)	(363)
Working Capital Adjustments and Other Spending Authority Committed[3]	689	503
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	21,148	21,288

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

The mission of the Ministry of Children and Family Development is to work together to deliver inclusive, culturally respectful, responsive, and accessible services to support the well-being of children, youth, and families.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 18 — Ministry Operations	1,912,095	2,121,197

OPERATING EXPENSES	1,912,095	2,121,197
CAPITAL EXPENDITURES [2]	2,395	2,230
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	(31)	(31)
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

SUMMARY BY CORE BUSINESS

($000)

	2022/23	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Early Childhood Development	41,856	45,703	(2)	45,701
Services for Children and Youth with Support Needs	528,889	592,492	(2,285)	590,207
Child and Youth Mental Health Services	122,197	128,988	(775)	128,213
Child Safety, Family Support and Children in Care Services	935,155	1,130,792	(66,162)	1,064,630
Adoption Services	37,951	40,226	(2)	40,224
Youth Justice Services	51,320	72,280	(17,985)	54,295
Service Delivery Support	173,225	174,341	(199)	174,142
Executive and Support Services	21,502	24,466	(681)	23,785
TOTAL OPERATING EXPENSES	1,912,095	2,209,288	(88,091)	2,121,197

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Service Delivery Support	2,395	2,230	—	2,230
TOTAL	2,395	2,230	—	2,230

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Executive and Support Services	(31)	—	(31)	(31)
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	(31)	—	(31)	(31)

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 18 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Early Childhood Development; Services for Children and Youth with Support Needs; Child and Youth Mental Health Services; Child Safety, Family Support and Children in Care Services; Adoption Services; Youth Justice Services; Service Delivery Support; and Executive and Support Services.

EARLY CHILDHOOD DEVELOPMENT

Voted Appropriation
Early Childhood Development	41,856	45,701

Voted Appropriation Description: This sub-vote provides funding for early childhood development and services primarily aimed at infants, young children, and their families. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

SERVICES FOR CHILDREN AND YOUTH WITH SUPPORT NEEDS

Voted Appropriation
Services for Children and Youth with Support Needs	528,889	590,207

Voted Appropriation Description: This sub-vote provides funding for programs and services dedicated to children and youth with support needs and their families. These include early intervention programs; supported child development; family support services; residential and guardianship services for children and youth with special needs agreements under the Child, Family and Community Service Act; and specialized provincial services. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

CHILD AND YOUTH MENTAL HEALTH SERVICES

Voted Appropriation
Child and Youth Mental Health Services	122,197	128,213

Voted Appropriation Description: This sub-vote provides funding for specialized and community-based intervention, treatment, and support services to children and youth experiencing mental health issues and their families. This includes, but is not limited to, the operation of the Maples provincial adolescent mental health facility and services as provided for under the Mental Health Act. This sub-vote also provides for transfers to Indigenous Governing Bodies and other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

CHILD SAFETY, FAMILY SUPPORT AND CHILDREN IN CARE SERVICES

Voted Appropriation
Child Safety, Family Support and Children in Care Services	935,155	1,064,630

Voted Appropriation Description: This sub-vote provides funding for the welfare of children, youth, and young adults through programs and services provided for under the Child, Family and Community Service Act, the Community Care and Assisted Living Act, the Employment and Assistance Act, and the Infants Act, or other supports consistent with the intent of legislation. These include family supports; collaborative planning and decision-making services; child protection; children and youth in care; alternatives to care; services for youth and young adults; and for the support of organizations serving Indigenous children, youth, and families. This sub-vote also provides funding for programs and services dedicated to young adults transitioning from in-care or out-of-care services and arrangements. This sub-vote provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of child and family service programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/25

ADOPTION SERVICES

Voted Appropriation
Adoption Services	37,951	40,224

Voted Appropriation Description: This sub-vote provides funding for adoption services as provided for under the Adoption Act and to facilitate the adoption of children in care. This includes funding for recruitment of adoptive families, promotion of adoptions, planning for permanency, and post-adoption assistance or other supports consistent with the intent of legislation. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of adoption programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

YOUTH JUSTICE SERVICES

Voted Appropriation
Youth Justice Services	51,320	54,295

Voted Appropriation Description: This sub-vote provides funding for youth justice services as provided for under the Forensic Psychiatry Act, the Mental Health Act, the Youth Justice Act, and the federal Youth Criminal Justice Act. These include specialized community-based and provincial facility-based programs and services which promote crime prevention and rehabilitation and support law-abiding behaviour among youth who have been charged with or found guilty of a criminal offence; youth custody centres and youth forensic psychiatric services; and other supportive programs consistent with the intent of legislation. This sub-vote also provides for transfers to Indigenous Governing Bodies or other Indigenous parties for their delivery of youth justice programs in alignment with jurisdiction. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

SERVICE DELIVERY SUPPORT

Voted Appropriation
Service Delivery Support	173,225	174,142

Voted Appropriation Description: This sub-vote provides funding for strategic and operational services which support ministry practices. These include service delivery administration; policy development; integrated case management system; quality assurance; and other supporting services under the Adoption Act, the Child, Family and Community Service Act, the Community Care and Assisted Living Act, the Employment and Assistance Act, the Infants Act, the Mental Health Act, the Youth Justice Act, and the federal Youth Criminal Justice Act. It also provides for participation in the negotiation and development of coordination, reconciliation, and other agreements with First Nations, Indigenous Peoples and organizations, and the federal government to further the socio-cultural and socio-economic priorities of the ministry, including the transfer of jurisdiction for child and family service programs to Indigenous Governing Bodies or other Indigenous parties. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/25

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	722	835
Corporate Services	20,780	22,950
	21,502	23,785

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Children and Family Development; overall direction, development, and corporate support for all ministry services; and for the administration of the Human Resource Facility Act. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 18 — MINISTRY OPERATIONS	1,912,095	2,121,197

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	463,676	480,843
Operating Costs	70,930	69,914
Government Transfers	1,478,594	1,674,695
Other Expenses	29,980	29,980
Internal Recoveries	(46,144)	(46,144)
External Recoveries	(84,941)	(88,091)
TOTAL OPERATING EXPENSES	1,912,095	2,121,197

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

EXECUTIVE AND SUPPORT SERVICES

HUMAN SERVICES PROVIDERS FINANCING PROGRAM — Receipts represent repayment of loans provided in previous fiscal years for capital purposes to stimulate investment in efficiencies and innovation by British Columbia community social services providers, including funds under the Human Resource Facility Act. Administration costs are funded through the ministry's voted appropriations.

Disbursements	—	—
Receipts	(31)	(31)
Net Cash Requirement (Source)	(31)	(31)

MINISTRY OF CITIZENS' SERVICES

The mission of the Ministry of Citizens' Services is to enable cost-effective, accessible, and responsive service delivery to the public through multiple access points and provide efficient services to government.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 19 — Ministry Operations	682,770	705,277

OPERATING EXPENSES	682,770	705,277
CAPITAL EXPENDITURES [2]	425,022	392,055
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	1,600	1,800
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF CITIZENS' SERVICES

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Services to Citizens and Businesses	34,776	49,134	(12,530)	36,604
Office of the Chief Information Officer	2,023	3,561	(1,273)	2,288
BC Data Service	28,753	30,235	(478)	29,757
Connectivity	23,981	24,169	(2)	24,167
Procurement and Supply Services	10,324	62,839	(51,191)	11,648
Real Property	364,897	484,573	(105,862)	378,711
Enterprise Services	173,878	199,257	(22,963)	176,294
Corporate Information and Records Management Office	24,644	26,981	(1,343)	25,638
Government Digital Experience	9,484	9,757	(2)	9,755
Executive and Support Services	10,010	10,450	(35)	10,415
TOTAL OPERATING EXPENSES	682,770	900,956	(195,679)	705,277

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
BC Data Service	110,000	110,600	—	110,600
Procurement and Supply Services	753	403	—	403
Real Property	259,610	233,595	—	233,595
Enterprise Services	54,449	46,904	—	46,904
Executive and Support Services	210	553	—	553
TOTAL	425,022	392,055	—	392,055

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Real Property	1,600	2,100	(300)	1,800
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	1,600	2,100	(300)	1,800

MINISTRY OF CITIZENS' SERVICES

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 19 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Services to Citizens and Businesses, Office of the Chief Information Officer, BC Data Service, Connectivity, Procurement and Supply Services, Real Property, Enterprise Services, Corporate Information and Records Management Office, Government Digital Experience, and Executive and Support Services.

SERVICES TO CITIZENS AND BUSINESSES

Voted Appropriations
Service BC Operations	33,985	35,813
BC Online	790	790
BC Registry Services	1	1
	34,776	36,604

Voted Appropriations Description: This sub-vote provides for service delivery to the public through multiple access points, including in-person, telephone, online, and virtual; and implementation of cross-government initiatives to improve service delivery to citizens and businesses. In addition, this sub-vote provides for corporate, personal property, manufactured home, and business registry services for citizens and the business community, as well as identity and credential management. Costs may be recovered from ministries, Crown agencies, boards and commissions, the federal government, other public sector organizations, public and private organizations, and the public for products and activities described within this sub-vote.

OFFICE OF THE CHIEF INFORMATION OFFICER

Voted Appropriation
Office of the Chief Information Officer	2,023	2,288

Voted Appropriation Description: This sub-vote provides for strategic planning and technology governance and direction for government. This includes the development of strategy, standards, policies, and programs to support government information management and information technology initiatives; as well as the planning, sourcing, policies, and strategies for telecommunications services and infrastructure across all levels of government, agencies, organizations, private sector partners, and other jurisdictions on behalf of the Province. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

BC DATA SERVICE

Voted Appropriation
BC Data Service	28,753	29,757

Voted Appropriation Description: This sub-vote provides for strategic planning, governance, and leadership for digital initiatives across government, including both technology and data. This scope includes the development of strategy, standards, enterprise architecture, policies, and programs to support government information management and information technology initiatives; review, prioritization, and support for government information management and information technology initiatives and investments; and the promotion and integration of information management and information technology to improve citizen-centred service delivery and public sector modernization. This sub-vote also includes services, advice, and support to government in relation to digital services, infrastructure and the transformation of information management, information technology and business processes. Funding may be provided to organizations to support initiatives described in this sub-vote, as well as other related activities. This sub-vote includes the Province's suite of corporate data services, including advice, technology, support, planning, and capacity building for data-driven policy, initiatives, and programming across government and among key external partners. This sub-vote also provides for the production of economic, social, business, and demographic statistical information along with data dissemination, survey, and analytic services for government under the Statistics Act. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

MINISTRY OF CITIZENS' SERVICES

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/25

CONNECTIVITY

Voted Appropriation
Connectivity	23,981	24,167

Voted Appropriation Description: This sub-vote provides leadership and expertise for the planning, development, funding, and coordination of programs, initiatives, and investments related to the access to, and expansion of, internet connectivity, cellular services, and other telecommunication services throughout British Columbia, including rural, remote, and Indigenous communities. Project funding may be supplemented by other levels of government, the private sector, and other parties. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

PROCUREMENT AND SUPPLY SERVICES

Voted Appropriation
Procurement and Supply Services	10,324	11,648

Voted Appropriation Description: This sub-vote provides for procurement and supply services as outlined under the Procurement Services Act, including warehousing, product distribution, asset disposition services, mail distribution and financial payment processing, print and publications, and intellectual property services to ministries and certain external customers. This sub-vote also provides for procurement transformation and advisory services to government ministries as well as support to a portfolio of strategic contracts and other complex, high-value service contracts across government and, as applicable, broader public sector entities. Costs may be recovered from ministries, Crown agencies, boards and commissions, other public sector organizations, public and private organizations, and the public for products and activities described within this sub-vote.

REAL PROPERTY

Voted Appropriation
Real Property	364,897	378,711

Voted Appropriation Description: This sub-vote provides for the delivery of property and real estate services, accommodation, client services, strategic infrastructure planning, supply management, and project coordination services related to facilities, including property management, construction, development, environmental, and technical services. Activities may include the acquisition of land on behalf of government, disposal of or making available land, and provision of services to public agencies in relation to land, as set out in the Public Agency Accommodation Act. This sub-vote also provides for directly-related accommodation to Indigenous Peoples resulting from the rental, lease, or disposal of Crown land or other related property. Costs associated with the successful disposal of property are recovered from the proceeds of disposal. Costs may be recovered from revenues from the rental, lease, or disposal of Crown land or other related property. Costs may also be recovered from ministries, public agencies, and other public or private sector organizations or other parties for activities described within this sub-vote.

ENTERPRISE SERVICES

Voted Appropriation
Enterprise Services	173,878	176,294

Voted Appropriation Description: This sub-vote provides for strategic infrastructure planning, supply management, operational support and governance; programs in support of digital government and project coordination services related to information management and information technology; corporate business application management; and information technology infrastructure, including network services, device services, security policy and operations, voice and data communications, application hosting, data services, and technical stewardship and standards. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for products and activities described within this sub-vote.

MINISTRY OF CITIZENS' SERVICES

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/25

CORPORATE INFORMATION AND RECORDS MANAGEMENT OFFICE

Voted Appropriation
Corporate Information and Records Management Office	24,644	25,638

Voted Appropriation Description: This sub-vote provides for strategic corporate information management governance, including access to information, records management, privacy protection, and the development of information management policy; the general operations of the Corporate Information and Records Management Office, including the administration of the Freedom of Information and Protection of Privacy Act, the Personal Information Protection Act, the Information Management Act, and related standards, policies, and operational tools; the development of new legislation and administrative tools to support government's strategic initiatives in information management; records management services, privacy protection, and information access services to government and government organizations, as well as activities to assure compliance with legislation, standards, policies, programs, and practices; and the establishment and operation of digital identity and trust policies, programs, services, and technologies. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

GOVERNMENT DIGITAL EXPERIENCE

Voted Appropriation
Government Digital Experience	9,484	9,755

Voted Appropriation Description: This sub-vote provides for corporate leadership, cross-government planning, policy development, and innovation in the training and delivery of common web services for government; service and content design; user research; and public engagement activities. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	710	703
Corporate Services	9,300	9,712
	10,010	10,415

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Citizens' Services and for executive direction of the ministry and administrative support services, including legislative and policy support, corporate planning, performance management, corporate human resource strategies, including employee engagement and employee communications; and other administrative services, including financial, facility, and security management. Costs may be recovered from ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 19 — MINISTRY OPERATIONS	682,770	705,277

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	201,705	211,422
Operating Costs	722,963	731,500
Government Transfers	20,000	20,000
Other Expenses	122,716	124,548
Internal Recoveries	(186,514)	(186,514)
External Recoveries	(198,100)	(195,679)
TOTAL OPERATING EXPENSES	682,770	705,277

MINISTRY OF CITIZENS' SERVICES

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

REAL PROPERTY

STRATEGIC REAL ESTATE SERVICES — Disbursements represent expenditures associated with the development and sale of surplus properties and/or buildings on behalf of the Province. Receipts represent a portion of the proceeds of the sale of the properties and/or buildings applied to costs. Administration costs are funded through the ministry's voted appropriations.

Disbursements	2,300	2,100
Receipts	(700)	(300)
Net Cash Requirement (Source)	1,600	1,800

MINISTRY OF EDUCATION AND CHILD CARE

The mission of the Ministry of Education and Child Care is to set legal, financial, curricular, and accountability frameworks to achieve the vision of capable children and young people thriving in a rapidly changing world; and to increase access to quality, inclusive, affordable child care.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 20 — Ministry Operations	8,835,152	9,576,781

STATUTORY APPROPRIATIONS
British Columbia Training and Education Savings Program Special Account	30,001	30,001
Teachers Act Special Account	8,817	8,600

OPERATING EXPENSES	8,873,970	9,615,382
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF EDUCATION AND CHILD CARE

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Public Schools	7,391,494	8,058,315	(34,698)	8,023,617
Independent Schools	498,977	571,417	(200)	571,217
Transfers to Other Partners	61,638	64,809	(5,756)	59,053
Child Care	827,377	1,901,403	(1,036,148)	865,255
Executive and Support Services	55,666	65,337	(7,698)	57,639
British Columbia Training and Education Savings Program Special Account	30,001	30,001	—	30,001
Teachers Act Special Account	8,817	8,600	—	8,600
TOTAL OPERATING EXPENSES	8,873,970	10,699,882	(1,084,500)	9,615,382

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF EDUCATION AND CHILD CARE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 20 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Public Schools, Independent Schools, Transfers to Other Partners, Child Care, and Executive and Support Services.

PUBLIC SCHOOLS

Voted Appropriation
Public Schools	7,391,494	8,023,617

Voted Appropriation Description: This sub-vote provides for funding to support public schools, including support for K-12 education, early learning, the Official Languages in Education Protocol, and funding to address class organization in public schools. Costs may be recovered from ministries, boards of education, and the federal government for activities described within this sub-vote.

INDEPENDENT SCHOOLS

Voted Appropriation
Independent Schools	498,977	571,217

Voted Appropriation Description: This sub-vote provides for funding to support eligible independent schools. Costs may be recovered from independent schools and the federal government for activities described within this sub-vote.

TRANSFERS TO OTHER PARTNERS

Voted Appropriation
Transfers to Other Partners	61,638	59,053

Voted Appropriation Description: This sub-vote provides for funding to support K-12 education, early learning and literacy, post-secondary and career transition programs, including scholarships and awards, and the Official Languages in Education Protocol. Costs may be recovered from public sector agencies and the federal government for activities described within this sub-vote.

CHILD CARE

Voted Appropriation
Child Care	827,377	865,255

Voted Appropriation Description: This sub-vote provides funding for child care programs and services primarily aimed at infants, young children, and their families. This sub-vote also provides for funding to enable the director of the Early Childhood Educator Registry to fulfill legislated obligations under the Community Care and Assisted Living Act; and provides for subsidies to parents under the Child Care Subsidy Act or successor legislation, and payments to organizations which provide or support child care services under the Child Care BC Act or successor legislation. This sub-vote also provides funding for strategic and operational services which support child care service delivery, including service delivery administration; policy development; information systems; quality assurance; and other supporting services. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF EDUCATION AND CHILD CARE

VOTE DESCRIPTIONS

($000)

	Estimates 2023/24	Estimates 2024/24

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers’ Offices	1,348	1,317
Corporate Services	54,318	56,322
	55,666	57,639

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Education and Child Care, the Minister of State for Child Care; and for corporate services to the ministry and the boards, agencies, and commissions supported by the ministry. This sub-vote also provides for executive direction for the ministry and management and support for ministry programs and initiatives. Costs may be recovered from special accounts, ministries, public sector agencies, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 20 — MINISTRY OPERATIONS	8,835,152	9,576,781

MINISTRY OF EDUCATION AND CHILD CARE

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: British Columbia Training and Education Savings Program and Teachers Act Special Account.

BRITISH COLUMBIA TRAINING AND EDUCATION SAVINGS PROGRAM

Statutory Appropriation
British Columbia Training and Education Savings Program special account	30,001	30,001

Statutory Appropriation Description: This statutory appropriation provides for the British Columbia Training and Education Savings Program special account which is governed under the Special Accounts Appropriation and Control Act.

TEACHERS ACT SPECIAL ACCOUNT

Statutory Appropriation
Teachers Act Special Account	8,817	8,600

Statutory Appropriation Description: This statutory appropriation provides for the Teachers Act Special Account which is governed under the Teachers Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	113,672	117,030
Operating Costs	62,247	62,724
Government Transfers	9,563,653	10,516,573
Other Expenses	5,005	4,202
Internal Recoveries	(647)	(647)
External Recoveries	(869,960)	(1,084,500)
TOTAL OPERATING EXPENSES	8,873,970	9,615,382

MINISTRY OF EDUCATION AND CHILD CARE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

BRITISH COLUMBIA TRAINING AND EDUCATION SAVINGS PROGRAM SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2007. The British Columbia Training and Education Savings Program special account provides funding for a grant program for the benefit of eligible students born on or after January 1, 2006. Expenses also include program administration costs recovered by the Ministry Operations Vote from the special account. Revenues represent investment earnings on the fund balance.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	448,156	436,709
OPERATING TRANSACTIONS
Revenue	19,054	19,109
Expense	(30,001)	(30,001)
Net Revenue (Expense)	(10,947)	(10,892)

Difference Between 2023/24 Estimates and Projected Actual Net Revenue (Expense)	(500)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	436,709	425,817

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF EDUCATION AND CHILD CARE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

TEACHERS ACT SPECIAL ACCOUNT

This account was established as a special account under the Teachers Act in 2012. The Teachers Act Special Account provides funding for costs and expenses incurred in connection with the administration of the Teachers Act and any debts, obligations, and liabilities transferred to the government under the dissolution of the British Columbia College of Teachers. Revenues include money transferred to government under section 87 of the Teachers Act; proceeds realized on disposition of rights, property, and assets transferred to government under section 87 of the Teachers Act; and fees, remittances, and costs paid to government under the Teachers Act, the School Act, and the Independent School Act.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,399	1,232
OPERATING TRANSACTIONS
Revenue	7,650	9,040
Expense	(8,817)	(8,600)
Net Revenue (Expense)	(1,167)	400

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	1,232	1,672

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

This page intentionally left blank.

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

The mission of the Ministry of Emergency Management and Climate Readiness is to lead emergency and disaster risk management, build and foster collaborative relationships and partnerships, advance meaningful and lasting reconciliation with Indigenous Peoples, and support all people in British Columbia to reduce climate and disaster risk. The ministry is responsible for providing cross-ministry coordination to enhance British Columbia's readiness and resilience towards climate and disaster risks and ensuring a comprehensive and interconnected approach to achieve climate and disaster risk reduction.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATIONS
Vote 21 — Ministry Operations	64,584	79,047
Vote 22 — Emergency and Disaster Management Act	36,420	36,420

OPERATING EXPENSES	101,004	115,467
CAPITAL EXPENDITURES [2]	524	548
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

SUMMARY BY CORE BUSINESS

($000)

	2022/23	2023/24 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Emergency and Disaster Management Operations	32,416	39,524	(491)	39,033
Climate Readiness Programs	18,429	38,430	(10,001)	28,429
Executive and Support Services	13,739	11,587	(2)	11,585
Emergency and Disaster Management Act	30,000	30,001	(1)	30,000
Financial Assistance	6,420	6,420	—	6,420
TOTAL OPERATING EXPENSES	101,004	125,962	(10,495)	115,467

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Emergency and Disaster Management Operations	524	548	—	548
TOTAL	524	548	—	548

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 21 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Emergency and Disaster Management Operations, Climate Readiness Programs, and Executive and Support Services.

EMERGENCY AND DISASTER MANAGEMENT OPERATIONS

Voted Appropriation
Emergency and Disaster Management Operations	32,416	39,033

Voted Appropriation Description: This sub-vote provides for costs related to emergency and disaster management operations, including legislative and policy development, strategic partnerships and agreements management, and program design and administration. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

CLIMATE READINESS PROGRAMS

Voted Appropriation
Climate Readiness Programs	18,429	28,429

Voted Appropriation Description: This sub-vote provides for costs related to climate readiness risk management, disaster preparedness, disaster mitigation and adaptation, including strategic reviews, policy development, program design and delivery, and training and exercising. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	714	704
Corporate Services	13,025	10,881
	13,739	11,585

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Emergency Management and Climate Readiness; and executive direction of the ministry, including the deputy minister's office; general services to support program delivery; and management services for the ministry, including financial operations, human resources management, corporate planning, organizational development, internal communications, information technology management, and facilities management. Costs may be recovered from ministries, Crown agencies, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

VOTE 21 — MINISTRY OPERATIONS	64,584	79,047

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 22 — EMERGENCY AND DISASTER MANAGEMENT ACT

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Emergency and Disaster Management Act and Financial Assistance.

EMERGENCY AND DISASTER MANAGEMENT ACT

Voted Appropriation
Emergency and Disaster Management Act	30,000	30,000

Voted Appropriation Description: This sub-vote provides for the costs of preparing for, responding to, and recovering from critical incidents; taking emergency measures; and acquiring emergency resources as described in the Emergency and Disaster Management Act. This sub-vote allows for statutory appropriation under the Emergency and Disaster Management Act. Costs may be recovered from ministries, other governments, agencies, organizations, and individuals for activities described within this sub-vote.

FINANCIAL ASSISTANCE

Voted Appropriation
Financial Assistance	6,420	6,420

Voted Appropriation Description: This sub-vote provides for the provision of financial assistance under the Emergency and Disaster Management Act as prescribed in regulation.

VOTE 22 — EMERGENCY AND DISASTER MANAGEMENT ACT	36,420	36,420

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	35,036	40,263
Operating Costs	37,062	35,298
Government Transfers	39,899	50,899
Other Expenses	29	33
Internal Recoveries	(530)	(531)
External Recoveries	(10,492)	(10,495)
TOTAL OPERATING EXPENSES	101,004	115,467

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

The mission of the Ministry of Energy, Mines and Low Carbon Innovation is to facilitate sustainable, safe, environmentally responsible, and competitive natural gas, oil, energy, and mining sectors for the benefit of British Columbians and effective service delivery in all areas of business.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 23 — Ministry Operations	118,495	121,111

STATUTORY APPROPRIATIONS
First Nations Clean Energy Business Fund Special Account	8,044	8,375
Innovative Clean Energy Fund Special Account	10,128	11,768

OPERATING EXPENSES	136,667	141,254
CAPITAL EXPENDITURES [2]	546	546
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Responsible Mining and Competitiveness	28,383	32,980	(3,053)	29,927
Mines Health, Safety and Enforcement	13,670	14,122	(2)	14,120
Energy Decarbonization	37,319	37,653	(2)	37,651
Electricity and Utility Regulation	3,002	3,208	(2)	3,206
Energy Resources	18,496	18,823	(2)	18,821
Strategic and Indigenous Partnerships	3,427	3,572	(2)	3,570
Executive and Support Services	14,198	13,822	(6)	13,816
First Nations Clean Energy Business Fund Special Account	8,044	8,377	(2)	8,375
Innovative Clean Energy Fund Special Account	10,128	11,770	(2)	11,768
TOTAL OPERATING EXPENSES	136,667	144,327	(3,073)	141,254

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	546	546	—	546
TOTAL	546	546	—	546

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business				—
Energy Resources	—	53,600	(53,600)
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	53,600	(53,600)	—

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 23 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Responsible Mining and Competitiveness; Mines Health, Safety and Enforcement; Energy Decarbonization; Electricity and Utility Regulation; Energy Resources; Strategic and Indigenous Partnerships; and Executive and Support Services.

RESPONSIBLE MINING AND COMPETITIVENESS

Voted Appropriation
Responsible Mining and Competitiveness	28,383	29,927

Voted Appropriation Description: This sub-vote provides for the management and responsible development of the province's mineral, coal, and aggregate resources through developing and delivering geoscience databases and surveys; profiling British Columbia's mineral and coal opportunities; providing secure mineral and coal tenure systems; delivering a fair, effective, and transparent permitting process; developing and implementing policies and legislation to attract investment in British Columbia; developing strategies and actions to continuously enhance provincial competitiveness; collecting fees and securities associated with permits and tenures; advising government agencies on mineral and coal resources and their potential; and engaging and collaborating with Indigenous communities, stakeholders, local and federal governments, and the public. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINES HEALTH, SAFETY AND ENFORCEMENT

Voted Appropriation
Mines Health, Safety and Enforcement	13,670	14,120

Voted Appropriation Description: This sub-vote provides for oversight of the mining sector, including health, safety, and technical oversight of all mineral, coal, and aggregate mine sites during exploration, development, production, and reclamation; performing independent effectiveness auditing for continuous improvements to mining regulatory oversight; undertaking inspections, investigations and enforcement; providing data-driven process and policy to support robust compliance and enforcement; engaging with Indigenous communities in relation to mining regulatory oversight; and providing for a standing Code Review Committee to ensure labour, Indigenous, and industry representatives are involved in developing British Columbia's mine safety standards. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

ENERGY DECARBONIZATION

Voted Appropriation
Energy Decarbonization	37,319	37,651

Voted Appropriation Description: This sub-vote provides for development of legislation, policies, and programs to support province-wide energy efficiency and clean fuel-switching measures and programs; alternative energy resource development; and the advancement of leading edge energy technologies. This sub-vote also provides for legislative and regulatory initiatives and programs to increase the adoption of zero emission vehicles; reduce the carbon intensity of transportation fuels; and expand the production and use of renewable fuels. This sub-vote supports the provision of policy advice or direction to electrical and gas utilities, the private sector, Indigenous communities, and local governments regarding investment in new clean energy resources and demand side measures. This sub-vote also provides support for strategic and operational management of funding to support reconciliation initiatives and negotiations for the First Nations Clean Energy Business Fund special account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

ELECTRICITY AND UTILITY REGULATION

Voted Appropriation
Electricity and Utility Regulation	3,002	3,206

Voted Appropriation Description: This sub-vote provides for development of legislation, policies, and programs to support all forms of electrical power generation, transmission, distribution, and marketing; regional electricity trading and electricity system reliability and coordination, including the Columbia River Treaty; alternative energy resource development; and the advancement of leading-edge energy technologies. This sub-vote supports the provision of policy advice or direction to electrical and gas utilities and the regulator, the British Columbia Utilities Commission; ministers' governance roles in respect of Crown corporations; private sector and Indigenous investment in new electricity and alternative energy resources; and strategic policy development for clean, renewable energy producers. Costs may be recovered from ministries, including activities related to the Columbia River Treaty, Columbia Basin Trust, and Columbia Power Corporation; Crown agencies; other levels of government; and parties external to government for activities described within this sub-vote.

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
ENERGY RESOURCES

Voted Appropriation
Energy Resources	18,496	18,821

Voted Appropriation Description: This sub-vote provides for the management and responsible development of the province's energy resources, including petroleum, natural gas, hydrogen, methanol, and ammonia; management of geothermal resources; issuing and administrating Crown petroleum and natural gas subsurface tenures, and storage reservoir tenures, as well as the revenues associated with those tenures; working with Indigenous Nations and industry to heal the land, and reduce emissions; undertaking analysis to develop and implement policies and programs, including the province's royalty regime; identifying, stimulating, and facilitating development and market opportunities that add value to British Columbia's energy resources; developing provincial statutes and regulations that apply to the energy sector; representing the province's interests before energy regulatory tribunals; facilitating and leading the development and implementation of major energy projects and related infrastructure; developing and maintaining petroleum geology databases; assessing and collaborating cross-government on environmental monitoring and research, as well as on managing cumulative effects and land planning; providing for the restoration and remediation of oil and gas and related sites; and engaging and collaborating with Indigenous communities, stakeholders, local and federal governments, and the public. This sub-vote also provides for the receipt of funds to support Surface Rights Board orders relating to private land by oil and gas companies. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

STRATEGIC AND INDIGENOUS PARTNERSHIPS

Voted Appropriation
Strategic and Indigenous Partnerships	3,427	3,570

Voted Appropriation Description: This sub-vote provides for leadership and support in areas of strategic and cross-ministry policy, Indigenous relations, intergovernmental relations, business review and planning, the legislative affairs of the ministry, and liaising on Indigenous policy with the British Columbia Energy Regulator and the British Columbia Hydro and Power Authority. This sub-vote also provides for corporate services and corporate business innovation, including legislation and internal communications. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	826	834
Corporate Services	13,372	12,982
	14,198	13,816

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Energy, Mines and Low Carbon Innovation and executive support, including the deputy minister's office, and coordination of legislation. This sub-vote also provides for corporate services, correspondence, records management, and information and privacy. This sub-vote also provides for executive direction to the ministry; finance, administrative, and strategic human resources; information management services and systems; revenue collection; and trust fund management for ministry operations, programs, and clients. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 23 — MINISTRY OPERATIONS	118,495	121,111

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: First Nations Clean Energy Business Fund and Innovative Clean Energy Fund.

FIRST NATIONS CLEAN ENERGY BUSINESS FUND

Statutory Appropriation
First Nations Clean Energy Business Fund special account	8,044	8,375

Statutory Appropriation Description: This statutory appropriation provides for the First Nations Clean Energy Business Fund special account which is governed under the Clean Energy Act.

INNOVATIVE CLEAN ENERGY FUND

Statutory Appropriation
Innovative Clean Energy Fund special account	10,128	11,768

Statutory Appropriation Description: This statutory appropriation provides for the Innovative Clean Energy Fund special account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	65,573	68,603
Operating Costs	34,275	31,800
Government Transfers	44,443	46,259
Other Expenses	2,758	2,405
Internal Recoveries	(7,311)	(4,740)
External Recoveries	(3,071)	(3,073)
TOTAL OPERATING EXPENSES	136,667	141,254

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

FIRST NATIONS CLEAN ENERGY BUSINESS FUND SPECIAL ACCOUNT

This account was created as a fund under the Clean Energy Act in 2010. It provides for increased First Nations participation in the clean energy sector through sharing of revenue government receives from clean power projects and supporting First Nation capacity and equity in clean energy projects. The account also provides for administration costs of the account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	15,021	15,021
OPERATING TRANSACTIONS
Revenue	8,044	8,375
Expense	(8,047)	(8,378)
Internal and External Recoveries	3	3
Net Revenue (Expense)	—	—
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	15,021	15,021

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

INNOVATIVE CLEAN ENERGY FUND SPECIAL ACCOUNT

This account was created by the Finance Statutes (Innovative Clean Energy Fund) Amendment Act in 2007 and is continued under the Special Accounts Appropriation and Control Act. The purpose of the account is to support government's energy and environmental priorities through programs, projects, and initiatives that promote the expanded use of clean energy resources and technologies, energy efficiency and conservation initiatives, and the accelerated commercialization of emerging clean energy technologies. Revenues credited to the account come from a levy applied to all final purchases of specified 'energy products' in British Columbia administered under the Provincial Sales Tax Act or any amount received for payment into the special account. Program expenses are recovered from the special account and are limited to those permitted within the scope of the Special Accounts Appropriation and Control Act, including administration of the account. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	9,385	6,257
OPERATING TRANSACTIONS
Revenue	7,000	9,000
Expense	(10,131)	(11,771)
Internal and External Recoveries	3	3
Net Revenue (Expense)	(3,128)	(2,768)
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	6,257	3,489

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENERGY, MINES AND LOW CARBON INNOVATION

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

ENERGY RESOURCES

BRITISH COLUMBIA ENERGY REGULATOR — Disbursements are provided by the Province to the British Columbia Energy Regulator with respect to energy resource industry fees, levies, and taxes assessed and collected on behalf of the British Columbia Energy Regulator under the Energy Resource Activities Act and the Fee, Levy and Security Regulation. Administration costs are funded through the ministry's voted appropriations.

Disbursements	45,000	53,600
Receipts	(45,000)	(53,600)
Net Cash Requirement (Source)	—	—

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

The mission of the Ministry of Environment and Climate Change Strategy is to provide leadership in ensuring our natural legacy for future generations and to support positive economic outcomes for British Columbia.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATIONS
Vote 24 — Ministry Operations	199,682	188,053
Vote 25 — Environmental Assessment Office	16,392	17,074

STATUTORY APPROPRIATIONS
Park Enhancement Fund Special Account	12,920	12,989
Sustainable Environment Fund Special Account	26,135	26,135

OPERATING EXPENSES	255,129	244,251
CAPITAL EXPENDITURES [2]	47,375	45,086
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	10,000	10,000
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Environmental Protection	29,940	34,205	(2,216)	31,989
Conservation and Recreation Division	89,986	99,478	(355)	99,123
Climate Action	43,755	19,947	(83)	19,864
CleanBC Program for Industry and BC-Output Based Pricing System	5,650	5,663	(2)	5,661
Executive and Support Services	30,351	31,418	(2)	31,416
Environmental Assessment Office	16,392	17,975	(901)	17,074
Park Enhancement Fund Special Account	12,920	13,489	(500)	12,989
Sustainable Environment Fund Special Account	26,135	26,135	—	26,135
TOTAL OPERATING EXPENSES	255,129	248,310	(4,059)	244,251

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	46,975	44,686	—	44,686
Park Enhancement Fund Special Account	400	400	—	400
TOTAL	47,375	45,086	—	45,086

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Climate Action	10,000	10,000	—	10,000
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	10,000	10,000	—	10,000

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 24 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Environmental Protection, Conservation and Recreation Division, Climate Action, CleanBC Program for Industry and BC-Output Based Pricing System, and Executive and Support Services.

ENVIRONMENTAL PROTECTION

Voted Appropriation
Environmental Protection	29,940	31,989

Voted Appropriation Description: This sub-vote provides for clean, healthy, and safe water, land, and air for all living things; administering the Sustainable Environment Fund Act; setting emission and discharge standards; monitoring and reporting on ambient air and water quality; reducing and removing contaminating toxins and waste; managing pesticide use; responding to high-risk environmental emergencies; and administering extended producer responsibility programs. This sub-vote also provides for the provision of laboratory services to ministry-related vote activities, and to other public and private sector entities on a cost recovery basis. Activities also include the acquisition, collection, analysis, interpretation, inventorying, and reporting of data and activities related to emissions and discharges into the environment. Transfers are provided for activities concerned with protecting and managing the environment. Eligible costs are recovered from the Sustainable Environment Fund. Costs may also be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

CONSERVATION AND RECREATION DIVISION

Voted Appropriation
Conservation and Recreation Division	89,986	99,123

Voted Appropriation Description: This sub-vote provides for the planning and protection of natural spaces, including provincial parks and protected areas and recreation sites and trails, as well as natural resource law enforcement and public safety services related to human-wildlife conflicts, regulated activities, and emergency management. This sub-vote provides for acquisition, planning, management, administration, and utilization of areas for recreation and conservation. This includes the planning, protection, inventory, maintenance, and restoration of terrestrial and aquatic ecosystems in BC Parks and protected areas, recreation sites and trails, and reconciliation efforts with Indigenous Peoples through joint stewardship, cultural acknowledgement, and other government-to-government partnership activities; wildfire planning, prevention, and awareness; initiation of compliance and enforcement activities; provision of commercial and non-commercial recreational opportunities; development and maintenance of provincial park and recreation site facilities supporting public use of the front country, back country, and marine areas; promotion and management of recreation services; monitoring and reporting on park attendance, visitor satisfaction, and land status and condition; provision of information, marketing, education, community engagement, volunteers, and stewardship activities; promotion of use and awareness of the protected areas system; and fundraising from external sources to support program delivery. Transfers are provided for stewardship, information and education, and management and administration of parks and protected areas by third parties. This sub-vote also provides for activities related to upholding British Columbia and Canada laws and supporting the continuous improvement in compliance with requirements established by government to protect the environment, the province's natural resources, and related human health and safety, including education and promotion, inspections, investigations, and enforcement of standards for the protection of fish, wildlife, habitat, and the environment. This sub-vote also provides for monitoring, compliance, and enforcement of environmental standards for natural resources management for government and revenue policies; managing public safety issues related to emergency management, regulated activities, human/wildlife conflicts, and predator/livestock issues; combating natural resources crimes; and enforcing rules governing the use of forest service recreation sites, trails, and fire bans. This sub-vote also provides for legislation and policy development and implementation. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, licensees, and individuals for activities described within this sub-vote.

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

CLIMATE ACTION

Voted Appropriation
Climate Action	43,755	19,864

Voted Appropriation Description: This sub-vote provides for support for the activities required to meet the province's climate action targets under the Climate Change Accountability Act, along with British Columbia's climate policies, the requirements under the Greenhouse Gas Industrial Reporting and Control Act, and for adapting to the impacts of climate change. This includes leading engagement processes across ministries, other governments, a diverse range of stakeholders, and the general public. Activities include developing and leading the Province's climate action strategy; research and policy development on climate action measures; education and communication on impacts of climate change; advising and supporting Executive Council and its committees on matters of climate action and clean energy; the evaluation, management, and delivery of cross-government initiatives; and developing greenhouse gas requirements for industry, standardized offsets program, Carbon Neutral Government, and all related legislation and regulations. This sub-vote also provides for policy, planning, coordination and operational support, consultations, outreach, partnerships, education, research, and the procurement of carbon offsets. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

CLEANBC PROGRAM FOR INDUSTRY AND BC-OUTPUT BASED PRICING SYSTEM

Voted Appropriation
CleanBC Program for Industry and BC-Output Based Pricing System	5,650	5,661

Voted Appropriation Description: This sub-vote provides for the administration and implementation of carbon pricing programs that improve the competitiveness of large industrial emitters operating within British Columbia, supports projects that identify or reduce greenhouse gas emissions from large industrial emitters, and incentivizes large industrial emitters to identify or reduce emissions. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES
Voted Appropriations
Minister's Office	822	822
Corporate Services	29,529	30,594
	30,351	31,416

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Environment and Climate Change Strategy and the office of the Parliamentary Secretary for Environment; and executive support, including the deputy minister's office, and strategic services. This sub-vote provides executive direction and corporate administration to the ministry; finance, administrative, and strategic human resources; facilities; information and privacy; revenue collection; and trust fund management for ministry operations, programs, and clients. This sub-vote also provides for corporate service transformation; strategic and business planning; systems planning; corporate policy development; coordination of legislation and intergovernmental relations; developing and maintaining relationships with Indigenous Peoples, including through reconciliation activities and Indigenous partnerships; program evaluation; economic and regulatory impact analysis; and regulatory effectiveness. Transfers are provided for activities concerned with access, protection, and management of the environment. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 24 — MINISTRY OPERATIONS	199,682	188,053

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 25 — ENVIRONMENTAL ASSESSMENT OFFICE

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Environmental Assessment Office.

ENVIRONMENTAL ASSESSMENT OFFICE

Voted Appropriation
Environmental Assessment Office	16,392	17,074

Voted Appropriation Description: This sub-vote provides for the administration and continuous improvement of an objective, publicly accessible, and neutrally administered process under the Environmental Assessment Act. The process assesses environmental, economic, social, cultural, and health effects of major projects proposed in British Columbia; identifies means for preventing or reducing adverse effects; and regulates certified projects to ensure compliance with legally-binding project conditions. The Environmental Assessment Office promotes sustainability and supports reconciliation with Indigenous Peoples in British Columbia. The Environmental Assessment Office also facilitates public participation in environmental assessments and coordinates assessments with other governments, including Indigenous nations, and with other provincial ministries and agencies. Where projects have proceeded successfully through the process, the Environmental Assessment Office leads compliance and effectiveness monitoring, audit, and management, often in collaboration with other government agencies. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, businesses, and individuals for activities described within this sub-vote.

VOTE 25 — ENVIRONMENTAL ASSESSMENT OFFICE	16,392	17,074

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: Park Enhancement Fund and Sustainable Environment Fund.

PARK ENHANCEMENT FUND

Statutory Appropriation
Park Enhancement Fund special account	12,920	12,989

Statutory Appropriation Description: This statutory appropriation provides for the Park Enhancement Fund special account which is governed under the Special Accounts Appropriation and Control Act.

SUSTAINABLE ENVIRONMENT FUND

Statutory Appropriation
Sustainable Environment Fund	26,135	26,135

Statutory Appropriation Description: This statutory appropriation provides for the Sustainable Environment Fund which is governed under the Sustainable Environment Fund Act and regulations.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	127,356	134,117
Operating Costs	82,840	88,169
Government Transfers	35,353	11,882
Other Expenses	41,780	42,283
Internal Recoveries	(28,141)	(28,141)
External Recoveries	(4,059)	(4,059)
TOTAL OPERATING EXPENSES	255,129	244,251

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

PARK ENHANCEMENT FUND SPECIAL ACCOUNT

This account was created by the Special Accounts Appropriation and Control Act in 2008. It provides for enhanced management, facilities, and services benefiting parks and protected areas, including increased information, education, and interpretation programs; higher levels of natural and cultural resource assessment, management, research, and restoration; additional capital investments supporting the conservation and recreation goals of the ministry; improved volunteer program support; supplementary recreation program delivery; regional systems planning for conservation and recreation; and development and production of promotional, educational, and partnership products. Transfers are provided to support the programs, services, and activities provided for in this account. Revenues are received from ministries, other levels of government, organizations, businesses, licensees, and individuals; from stumpage from tree removal in parks and protected areas; from the sale or licensing of promotional and educational goods and services; from park reservation service charges; from the sale of BC Parks license plates; from donations, bequests, contributions from agreements under the Act; and earnings on account balances.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	23,957	23,537
OPERATING TRANSACTIONS
Revenue	12,900	12,900
Expense	(13,420)	(13,489)
Internal and External Recoveries	500	500
Net Revenue (Expense)	(20)	(89)
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	(400)	(400)
Net Cash Source (Requirement)	(400)	(400)
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	23,537	23,048

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

SUSTAINABLE ENVIRONMENT FUND

This account was created in 1990 by the Sustainable Environment Fund Act and subsequent amendments. It provides for the protection of the air, land, and water; and for environmental renewal by preventing pollution, controlling pollutants and administering remediation activities under the Environmental Management Act, the Integrated Pest Management Act, and related regulations. Revenue is derived from environmental levies, fees, and licences; and from contributions from the federal government, other organizations, and individuals. Expenses represent transfers provided to the Ministry of Environment and Climate Change Strategy for administration and development of policies, legislation, regulations, standards and criteria for discharges and emissions; monitoring and understanding of the receiving environment; education and encouragement of activities to prevent pollution; enforcement of waste reduction; air and water quality; administering contaminated sites, hazardous waste management, and soil and water remediation projects. Transfers are also provided to local governments, other organizations, and individuals to assist in waste management and to support various environmental protection initiatives.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	11,903	12,958
OPERATING TRANSACTIONS
Revenue	27,190	28,690
Expense	(26,135)	(26,135)
Net Revenue (Expense)	1,055	2,555

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	12,958	15,513

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF ENVIRONMENT AND CLIMATE CHANGE STRATEGY

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

CLIMATE ACTION

GREENHOUSE GAS EMISSIONS OFFSETS — Disbursements represent the purchase of greenhouse gas emissions offsets for extinguishment in accordance with government's carbon neutral initiative. Administration costs are funded through the ministry's voted appropriations.

Disbursements	10,000	10,000
Receipts	—	—
Net Cash Requirement (Source)	10,000	10,000

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MINISTRY OF FINANCE

The mission of the Ministry of Finance is to be trusted partners delivering responsible, consistent, and valued financial and fiscal services, leadership, and advice; provide human resource leadership and services that contribute to better business performance of ministries and government as a whole; plan, coordinate, and deliver communications programs, policies, research, and services for ministries and certain public bodies; enhance access to government services and information for citizens; and directly engage with citizens on issues and decisions made by government.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATIONS
Vote 26 — Ministry Operations	339,857	413,107
Vote 27 — Government Communications and Public Engagement	29,921	31,660
Vote 28 — BC Public Service Agency	63,385	69,815
Vote 29 — Benefits and Other Employment Costs	1	1

STATUTORY APPROPRIATIONS
First Nations Equity Financing Special Account	—	—
Housing Priority Initiatives Special Account	1,042,010	1,038,949
Insurance and Risk Management Account Special Account	5,858	6,218
Long Term Disability Fund Special Account	76,135	83,469
Less: Transfer from Ministry Operations Vote	(47,398)	(53,999)
Provincial Home Acquisition Wind Up Special Account	10	10
Land Tax Deferment Act	70,000	81,000

OPERATING EXPENSES	1,579,779	1,670,230
CAPITAL EXPENDITURES [2]	282	351
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	379,967	633,039
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF FINANCE

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Treasury Board Staff	9,563	9,920	(10)	9,910
Office of the Comptroller General	22,901	23,931	(209)	23,722
Treasury	1	45,474	(45,473)	1
Revenue Division	222,337	288,195	(3,694)	284,501
Policy and Legislation	8,690	11,173	(2,174)	8,999
Public Sector Employers' Council Secretariat	23,769	31,278	(21)	31,257
Crown Agencies Secretariat	7,513	100,246	(92,003)	8,243
Executive and Support Services	45,083	52,148	(5,674)	46,474
Government Communications	29,921	31,921	(261)	31,660
BC Public Service Agency	63,385	73,835	(4,020)	69,815
Benefits and Other Employment Costs	1	82,259	(82,258)	1
First Nations Equity Financing Special Account	—	—	—	—
Housing Priority Initiatives Special Account	1,042,010	1,048,449	(9,500)	1,038,949
Insurance and Risk Management Account Special Account	5,858	8,639	(2,421)	6,218
Long Term Disability Fund Special Account	28,737	44,596	(15,126)	29,470
Provincial Home Acquisition Wind Up Special Account	10	10	—	10
Land Tax Deferment Act	70,000	81,000	—	81,000
TOTAL OPERATING EXPENSES	1,579,779	1,933,074	(262,844)	1,670,230

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	272	341	—	341
BC Public Service Agency	10	10	—	10
TOTAL	282	351	—	351

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Revenue Division	379,967	886,039	(253,000)	633,039
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	379,967	886,039	(253,000)	633,039

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Revenue Division	—	1,524,100	(1,524,100)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	1,524,100	(1,524,100)	—

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 26 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Treasury Board Staff, Office of the Comptroller General, Treasury, Revenue Division, Policy and Legislation, Public Sector Employers' Council Secretariat, Crown Agencies Secretariat, and Executive and Support Services.

TREASURY BOARD STAFF

Voted Appropriation
Treasury Board Staff	9,563	9,910

Voted Appropriation Description: This sub-vote provides for advice to government on management of ministry, service delivery agency, and commercial Crown corporation operating and capital spending; economic performance, revenue, and debt, including development of economic, revenue, and spending forecasts. This sub-vote also provides for the development and management of the provincial government's budget and three-year fiscal plan, including production of the Budget and Fiscal Plan, the Estimates, Quarterly Reports, and other related documents; advice and recommendations to Treasury Board on financial and capital management issues, including development of standards, policies, and programs to support government initiatives; and review and approval of ministry, service delivery agency, and commercial Crown corporation plans. Costs may be recovered from ministries, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

OFFICE OF THE COMPTROLLER GENERAL

Voted Appropriations
Office of the Comptroller General	20,250	20,903
Internal Audit and Advisory Services	2,651	2,819
	22,901	23,722

Voted Appropriations Description: This sub-vote provides for a corporate governance framework over financial management, procurement, and general administration for the provincial government. Activities include the development of legislation, policies, procedures, and guidelines; directing the methods of accounting; administration of the central accounts of government; evaluation of financial management throughout government; management advisory services; and preparation of the Public Accounts, other statements, and financial reports. This sub-vote also provides for the operation, maintenance, and upgrading of the Corporate Financial System. This sub-vote also provides for performance management, compliance monitoring, payment diversion, forensic examinations, and internal audits. This sub-vote also provides for the administration of unclaimed property and other duties assigned to the Comptroller General by Treasury Board. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

TREASURY

Voted Appropriation
Treasury	1	1

Voted Appropriation Description: This sub-vote provides for debt management and banking and cash management services to government, government bodies, and other authorized organizations. Debt management services include management of the government's borrowing and fiscal agency loan programs; investments related to those programs; advisory and arranger services in relation to corporate and project finance initiatives; investor and rating agency relations; accounting, reporting, forecasting, and analysis services relating to the debt of the government reporting entity and the organizations within it; and related financing and liability management services. Banking and cash management services include negotiation and management of banking contracts and credit arrangements; development of government banking policy; cash management of the Central Deposit Program, the Consolidated Revenue Fund, and related funds, including investment of those funds; payment and revenue consolidation services; management of government compliance with payment card industry data security standards; and banking and cash management related services. Costs may be recovered from ministries, including Management of Public Funds and Debt, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

REVENUE DIVISION

Voted Appropriation
Revenue Division	222,337	284,501

Voted Appropriation Description: This sub-vote provides for the administration and enforcement of revenue statutes, including the related revenue, royalties, interest, refunds, rebates, and benefit programs that are the responsibility of the Ministry of Finance. This sub-vote also provides for the administration of various revenue and loan programs, including invoicing, payment processing, account receivables management, and collections; costs resulting from the administration of loans and grants issued under student financial assistance programs; and the ongoing administration of the reconstruction loan portfolio under the Homeowner Protection Act; and the collection of Medical Services Plan premiums. Costs may be recovered from revenue administered by the ministry. Costs may also be recovered from ministries, organizations within the government reporting entity, and parties external to government for services described within this sub-vote.

POLICY AND LEGISLATION

Voted Appropriations
Policy and Legislation	8,689	8,998
Assessment Services	1	1
	8,690	8,999

Voted Appropriations Description: This sub-vote provides for the legislative frameworks for the corporate and personal property registries, as well as the regulation of financial services, capital markets, occupational pension plans, real estate services, mortgage brokers, corporations, cooperatives, partnerships, and societies. This sub-vote provides for the legislative framework creating and overseeing the Land Title and Survey Authority. This sub-vote is also responsible for the coordination of budget and non-budget legislation for the ministry. In addition, this sub-vote provides advice to the Minister of Finance and government on tax policy, property assessment policy, and intergovernmental fiscal relations and income security; for negotiations of financial, tax, and fiscal arrangements with First Nations, the federal government, and other levels of government; and supports the implementation of government tax and assessment policy through legislation and regulation. This sub-vote provides for anti-money laundering initiatives, including landowner transparency initiatives, and data analytics capabilities. This sub-vote also provides for transfers to Crown corporations and agencies for which the ministry is responsible. This sub-vote also provides for the administration of the Assessment Act, and the Assessment Authority Act, and for the operation of the Property Assessment Review Panels, including the fees and expenses of appointees to the Panels. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, public bodies, and parties external to government for activities described within this sub-vote.

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

PUBLIC SECTOR EMPLOYERS' COUNCIL SECRETARIAT

Voted Appropriation
Public Sector Employers' Council Secretariat	23,769	31,257

Voted Appropriation Description: This sub-vote provides for the operation of the Public Sector Employers' Council and the Council Secretariat, as established pursuant the Public Sector Employers Act, and includes government's financial contributions to employers' associations established under the Public Sector Employers Act. The Secretariat develops and coordinates strategic direction for issues in labour relations and advises government with respect to labour relations and compensation-related issues in the public sector. The Secretariat also performs functions related to the Public Sector Pension Plans Act. Costs may be recovered from pension boards for activities described within this sub-vote. Costs may also be recovered from ministries, Crown corporations and agencies, other levels of government, public bodies, and parties external to government for activities described within this sub-vote.

CROWN AGENCIES SECRETARIAT

Voted Appropriation
Crown Agencies Secretariat	7,513	8,243

Voted Appropriation Description: This sub-vote provides for the operations of the Crown Agencies Secretariat, specifically its role to oversee governance, finances, operational policy, major projects, and corporate accountability for certain Crown corporations and other public sector organizations. This includes working with Crown corporations and other public sector organizations and responsible ministries to review, develop, implement and/or monitor governance structures, policies and legislation, financial results, major project planning and delivery, and corporate planning and reporting. This sub-vote also provides for the oversight of and contribution to policy development for gaming initiatives in the province, including in relation to the generation of revenues and the availability of gaming opportunities, and for the distribution of certain gaming proceeds. This sub-vote also provides for leadership, direction and/or strategic advice on issues related to Crown corporations and other public sector organizations, including financial matters, policy and legislation, issues management and stakeholder relations, leadership, and delivery of public sector board governance best practices and training, as well as recruitment of candidates and recommendations for appointments to all Crown corporations, agencies, boards, and commissions. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	951	980
Corporate Services	44,132	45,494
	45,083	46,474

Voted Appropriations Description: This sub-vote provides for executive direction and related support services to the ministry, including the office of the Minister of Finance; the Parliamentary Secretary for Gender Equity; the deputy minister's office; the Anti-Money Laundering Secretariat; Government House; the Gender Equity Office; services related to the Columbia River Treaty; and executive, strategic, and administrative support for the ministry, including financial, strategic human resources, corporate planning, communications, information management and information technology, facility and other executive and corporate support services. Executive and support services are provided to the BC Public Service Agency, Government Communications and Public Engagement, Public Sector Employers' Council Secretariat, Crown Agencies Secretariat, Office of the Premier, and other entities. This sub-vote also provides for payment of authorized travel and other expenses and allowances for Members of the Executive Council, Parliamentary Secretaries, Members of the Legislative Assembly performing executive functions, personal attendants, and ministerial staff. Costs may be recovered from the revenue raised from the proceeds of the sale of electricity related to the Columbia River Treaty. Costs may also be recovered from ministries, organizations within the government reporting entity, other levels of government, and parties both internal and external to government for activities described within this sub-vote.

VOTE 26 — MINISTRY OPERATIONS	339,857	413,107

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 27 — GOVERNMENT COMMUNICATIONS AND PUBLIC ENGAGEMENT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Government Communications.

GOVERNMENT COMMUNICATIONS

Voted Appropriation
Government Communications	29,921	31,660

Voted Appropriation Description: This sub-vote provides for planning, coordination, and delivery of communications about public services to people in British Columbia including programs, policies, research, and services for ministries and certain public bodies. Transfers may be provided to ministries, Crown corporations, other levels of government, and private bodies for communications-related activities. Costs may be recovered from ministries, organizations within the government reporting entity, and parties external to government for activities described within this sub-vote.

VOTE 27 — GOVERNMENT COMMUNICATIONS AND PUBLIC ENGAGEMENT	29,921	31,660

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 28 — BC PUBLIC SERVICE AGENCY

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: BC Public Service Agency.

BC PUBLIC SERVICE AGENCY

Voted Appropriations
Human Resources Operations	16,961	17,925
Strategy, Policy and Partnerships	10,429	10,824
Communications, Learning and Engagement	1,618	2,033
Employee Relations	5,199	5,654
Corporate Services	29,178	33,379
	63,385	69,815

Voted Appropriations Description: This sub-vote provides for the BC Public Service Agency programs and operations, including a full range of human resource services to assist clients in meeting their business goals, including diversity and inclusion, compensation and classification, payroll, learning services, performance management, development, recognition and engagement programs, succession management, hiring, and other human resource related programs. This sub-vote also provides for a full range of labour relations and employment services, including negotiation and administration of collective agreements, severance, and labour relations advice and dispute resolution. This sub-vote also provides for the executive direction of the BC Public Service Agency, including management services for the Benefits and Other Employment Costs Vote, along with administrative support services, policy and program development, financial services, communications, corporate human resource application management, strategic planning, and information systems. Costs may be recovered from special accounts, ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 28 — BC PUBLIC SERVICE AGENCY	63,385	69,815

MINISTRY OF FINANCE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 29 — BENEFITS AND OTHER EMPLOYMENT COSTS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Benefits and Other Employment Costs.

BENEFITS AND OTHER EMPLOYMENT COSTS

Voted Appropriations
Pension Contribution and Retirement Benefits	467,138	491,241
Employer Health Tax	55,126	60,126
Employee Health Benefits	144,069	169,995
Long Term Disability	46,067	52,668
Other Benefits	9,082	9,082
Benefits Administration	11,247	11,542
Recoveries	(732,728)	(794,653)
	1	1

Voted Appropriations Description: This sub-vote provides for services and payment of costs related to employment-related benefits, including pension, retirement, employer contributions to Canada Pension Plan and Employment Insurance, employee health benefits, workforce adjustment services and severance costs, and related policy, program development, and administration for these business lines. This sub-vote also provides for the payment of the Employer Health Tax. This sub-vote also provides for the delivery of Disability Management and Workplace Health and Safety Programs and the management of the Provincial Employees Community Services Fund. Costs may be recovered from special accounts, ministries, Crown agencies, boards and commissions, and other parties both internal and external to government for activities described within this sub-vote.

VOTE 29 — BENEFITS AND OTHER EMPLOYMENT COSTS	1	1

MINISTRY OF FINANCE

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: First Nations Equity Financing, Housing Priority Initiatives, Insurance and Risk Management Account, Long Term Disability Fund, and Provincial Home Acquisition Wind Up; and the Land Tax Deferment Act.

FIRST NATIONS EQUITY FINANCING SPECIAL ACCOUNT

Statutory Appropriation
First Nations Equity Financing special account	—	—

Statutory Appropriation Description: This statutory appropriation provides for the First Nations Equity Financing special account which is governed under the Special Accounts Appropriation and Control Act.

HOUSING PRIORITY INITIATIVES SPECIAL ACCOUNT

Statutory Appropriation
Housing Priority Initiatives special account	1,042,010	1,038,949

Statutory Appropriation Description: This statutory appropriation provides for the Housing Priority Initiatives special account which is governed under the Special Accounts Appropriation and Control Act.

INSURANCE AND RISK MANAGEMENT ACCOUNT

Statutory Appropriation
Insurance and Risk Management Account	5,858	6,218

Statutory Appropriation Description: This statutory appropriation provides for the Insurance and Risk Management Account which is governed under the Financial Administration Act.

LONG TERM DISABILITY FUND SPECIAL ACCOUNT

Statutory Appropriation
Long Term Disability Fund special account	76,135	83,469
Less: Transfer from Ministry Operations Vote	(47,398)	(53,999)
	28,737	29,470

Statutory Appropriation Description: This statutory appropriation provides for the Long Term Disability Fund special account which is governed under the Public Service Benefit Plan Act.

PROVINCIAL HOME ACQUISITION WIND UP

Statutory Appropriation
Provincial Home Acquisition Wind Up special account	10	10

Statutory Appropriation Description: This statutory appropriation provides for the Provincial Home Acquisition Wind Up special account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY OF FINANCE

STATUTORY DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
LAND TAX DEFERMENT ACT

Statutory Appropriation
Land Tax Deferment Act	70,000	81,000

Statutory Appropriation Description: This statutory appropriation provides for the expenses recognized as a result of the concessionary terms of agreements under the Land Tax Deferment Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	1,090,319	1,174,368
Operating Costs	143,624	145,028
Government Transfers	1,291,937	1,331,598
Other Expenses	147,579	180,017
Internal Recoveries	(835,264)	(897,937)
External Recoveries	(258,416)	(262,844)
TOTAL OPERATING EXPENSES	1,579,779	1,670,230

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

FIRST NATIONS EQUITY FINANCING SPECIAL ACCOUNT

This account is established as a special account under the Special Accounts Appropriation and Control Act effective April 1, 2024, for the purposes of supporting First Nations equity interest participation in existing and new projects in British Columbia. Expenses include support for capacity building, project application and financing due diligence, grants to support reductions in equity loans to be guaranteed by the Province, payments or provisions made in respect of defaulted equity loan guarantees, and administrative costs. Revenue and recoveries include transfers authorized by Treasury Board, guarantee fees, and recovery and repayment of amounts in relation to grants and defaulted loan guarantees.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	—	10,000
OPERATING TRANSACTIONS
Revenue	—	—
Expense	—	—
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	—	10,000

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

HOUSING PRIORITY INITIATIVES SPECIAL ACCOUNT

This account was established under the Special Accounts Appropriation and Control Act in 2016 for the purposes of supporting housing, rental, and shelter programs as set out under the Act. Expenses include acquisition, construction, maintenance, renovation, support payments, and administrative costs; revenue and recoveries include transfers, receipts, and interest allocated; receipts include repayment of loans issued and interest paid on those loans; and disbursements include loans issued, support payments, and payments in respect of loan guarantees.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	622,481	622,481
OPERATING TRANSACTIONS
Revenue	1,042,010	1,038,949
Expense	(1,042,105)	(1,048,449)
Internal and External Recoveries	95	9,500
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	622,481	622,481

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

INSURANCE AND RISK MANAGEMENT ACCOUNT

This account was established by the Financial Administration Amendment Act in 1989 and was continued as a special account under the Financial Administration Act, for the purpose of providing insurance and/or risk management services to or for participants consisting of government bodies, ministries, public authorities, persons, and classes of persons or public authorities designated by regulation. This account is administered by the Ministry of Finance and also provides for the operation of the Risk Management Branch and Government Security Office which provides risk management; risk financing, including claims and litigation management; and security, advisory, and consulting services to the provincial public sector. Revenue and recoveries represent amounts paid into the account in respect of agreements or arrangements with or for participants, amounts required to be paid into it under regulations, amounts appropriated for the account by a Supply Act, and earnings of the account. Expenses represent the amounts payable from the account in respect of agreements or arrangements with or for participants and amounts payable from the account in accordance with regulations, including the cost of providing insurance and risk management services, and the operation of the account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	643,953	661,418
OPERATING TRANSACTIONS
Revenue	23,273	23,273
Expense	(56,345)	(56,705)
Internal and External Recoveries	50,487	50,487
Net Revenue (Expense)	17,415	17,055

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
Working Capital Adjustments and Other Spending Authority Committed[3]	50	50
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	661,418	678,523

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

LONG TERM DISABILITY FUND SPECIAL ACCOUNT

This account was established under the Public Service Benefit Plan Act in 2017 for the purpose of continuing the operations of the Long Term Disability Plan. Revenues and recoveries include premiums paid into the special account by participating employers and interest amounts credited to the special account balance as prescribed by regulation. Expenses of the special account include benefit payments, expenses relating to changes in the actuarial estimate of plan liabilities, and plan administrative costs.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	851,171	870,787
OPERATING TRANSACTIONS
Revenue	48,353	51,071
Expense	(85,990)	(99,247)
Internal and External Recoveries	9,855	15,778
Transfer from Ministry Operations Vote	47,398	53,999
Net Revenue (Expense)	19,616	21,601

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	870,787	892,388

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

PROVINCIAL HOME ACQUISITION WIND UP SPECIAL ACCOUNT

This account was established under the Special Accounts Appropriation and Control Act effective April 1, 2004, for the purpose of providing for expenditures for the winding up of the loan and financial assistance programs under the Home Conversion and Leasehold Loan Act, the Home Mortgage Assistance Program Act, the Home Purchase Assistance Act, the Homeowner Interest Assistance Act, and the Provincial Home Acquisition Act. The latter Acts were repealed effective March 31, 2004. Revenue consists of interest on outstanding mortgage principal. Expenses include statutory rebates and other miscellaneous program costs. Receipts represent repayment of outstanding mortgage loan principal. Disbursements represent repurchased mortgage accounts and guarantee claims paid under the mortgage assistance programs.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	15,467	15,461
OPERATING TRANSACTIONS
Revenue	4	4
Expense	(10)	(10)
Net Revenue (Expense)	(6)	(6)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	15,461	15,455

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF FINANCE

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

REVENUE DIVISION

INTERNATIONAL FUEL TAX AGREEMENT (MOTOR FUEL TAX ACT) — Disbursements are provided by the Province to other International Fuel Tax Agreement jurisdictions in respect of the receipts collected on their behalf. Administration costs are funded through the ministry's voted appropriations.

Disbursements	7,000	7,000
Receipts	(16,000)	(15,000)
Net Cash Requirement (Source)	(9,000)	(8,000)

LAND TAX DEFERMENT ACT — Disbursements are made to municipalities by the Province to pay for property taxes deferred under this Act by those property owners who qualify for the regular Tax Deferment Program (over 55 years of age and other qualified property owners) or who qualify for either the Financial Hardship Tax Deferment Program or the Families with Children Tax Deferment Program. The property owner or the estate is required to repay to the Province all deferred taxes, interest, and an administration fee on the termination of the agreement. Property owners qualifying under the Financial Hardship Tax Deferment Program are not required to pay an administration fee. Receipts represent repayments of outstanding principal (taxes deferred exclusive of interest). Interest and fee revenues are credited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry's voted appropriations.

Disbursements	300,000	445,000
Receipts	(120,000)	(120,000)
Net Cash Requirement (Source)	180,000	325,000

LOCAL GOVERNMENT ACT — Disbursements are made to Improvement Districts by the Province to purchase capital assets and are charged interest and an administration fee. The minister may authorize that the amount required to be collected from property owners benefiting from the use of the assets, including interest and administration fees, be levied over a number of years and in the manner that the minister considers appropriate. Receipts represent repayments of outstanding principal recovered by rural property tax levy. Interest and fee revenues recovered by the levy are credited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry's voted appropriations.

Disbursements	2,000	2,000
Receipts	(2,000)	(2,000)
Net Cash Requirement (Source)	—	—

RECONSTRUCTION LOAN PORTFOLIO — Disbursements are made to individuals, including strata property owners, who qualify for loans under the reconstruction loan program as set out in the Homeowner Protection Act. Receipts represent principal repayments on outstanding loans. Administration costs are funded through the ministry's voted appropriations.

Disbursements	—	—
Receipts	(1,500)	(1,000)
Net Cash Requirement (Source)	(1,500)	(1,000)

STUDENTAID BC LOAN PROGRAM — Disbursements, in the form of student loans made to individuals who are eligible, lead to expenditures associated with loans under the StudentAid BC Loan Program. Receipts represent principal repayments on outstanding student loans. Administration costs are funded through the ministry's voted appropriations.

Disbursements	325,467	432,039
Receipts	(115,000)	(115,000)
Net Cash Requirement (Source)	210,467	317,039

MINISTRY OF FINANCE

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

REVENUE DIVISION

BC TRANSIT — Disbursements are provided by the Province to British Columbia Transit (BCT) in respect of the British Columbia Transit Act fuel tax (receipts) collected on BCT's behalf. Administration costs are funded through the ministry's voted appropriations.

Disbursements	18,000	18,000
Receipts	(18,000)	(18,000)
Net Cash Requirement (Source)	—	—

BC TRANSPORTATION FINANCING AUTHORITY — Disbursements are provided by the Province to the BC Transportation Financing Authority (BCTFA) in respect of the fuel tax (receipts) and the provincial sales tax (receipts) on short-term rentals of passenger vehicles collected on BCTFA's behalf under the Transportation Act. Administration costs are funded through the ministry's voted appropriations.

Disbursements	481,000	469,000
Receipts	(481,000)	(469,000)
Net Cash Requirement (Source)	—	—

COWICHAN TRIBES — Disbursements are provided by the Province to the Cowichan Tribes based upon an estimate of the annual band tobacco tax collected as per a formula set out in the Consolidated Cowichan Tribes Tobacco Tax Collection Agreement. A commission is deducted to compensate the Province for administrative costs. Administration costs are funded through the ministry's voted appropriations.

Disbursements	4,100	4,100
Receipts	(4,100)	(4,100)
Net Cash Requirement (Source)	—	—

MUNICIPALITIES OR ELIGIBLE ENTITIES — Disbursements are provided by the Province to municipalities, regional districts, or eligible entities in respect of municipal and regional district tax (receipts) collected on their behalf under the Provincial Sales Tax Act. Interest and fee revenue is deposited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry's voted appropriations.

Disbursements	109,000	165,000
Receipts	(109,000)	(165,000)
Net Cash Requirement (Source)	—	—

RURAL AREAS — Disbursements are provided by the Province to local governments and entities in rural areas in respect of local property taxes and levies (receipts) collected on their behalf under the Taxation (Rural Area) Act. Interest and fee revenue is deposited to the General Fund of the Consolidated Revenue Fund. Administration costs are funded through the ministry's voted appropriations.

Disbursements	440,000	450,000
Receipts	(440,000)	(450,000)
Net Cash Requirement (Source)	—	—

SOUTH COAST BRITISH COLUMBIA TRANSPORTATION AUTHORITY — Disbursements are provided by the Province to the South Coast British Columbia Transportation Authority (SCBCTA) in respect of the fuel tax (receipts) collected on SCBCTA's behalf under the South Coast British Columbia Transportation Authority Act. Administration costs are funded through the ministry's voted appropriations.

Disbursements	419,000	418,000
Receipts	(419,000)	(418,000)
Net Cash Requirement (Source)	—	—

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MINISTRY OF FORESTS

The mission of the Ministry of Forests is to transform the forest sector; manage forests, range, and archaeology; and lead wildfire response and mitigation to ensure a resilient and sustainable land base for British Columbians.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATIONS
Vote 30 — Ministry Operations	404,292	413,993
Vote 31 — Fire Management	204,120	232,736

STATUTORY APPROPRIATIONS
BC Timber Sales Account Special Account	236,929	203,941
Forest Stand Management Fund Special Account	—	—

OPERATING EXPENSES	845,341	850,670
CAPITAL EXPENDITURES [2]	92,856	125,543
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	89,131	106,017
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF FORESTS

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Forest Resiliency and Archaeology	3,309	3,771	(81)	3,690
Integrated Resource Operations	53,424	58,470	(2)	58,468
Office of the Chief Forester	134,568	134,238	(3,127)	131,111
Timber, Range and Economics	11,264	11,783	(2)	11,781
Fire Preparedness	45,437	47,029	(37)	46,992
Regional Operations	97,770	107,764	(5,213)	102,551
Executive and Support Services	58,520	59,830	(430)	59,400
Fire Management	204,120	245,007	(12,271)	232,736
BC Timber Sales Account Special Account	236,929	203,943	(2)	203,941
Forest Stand Management Fund Special Account	—	1,024	(1,024)	—
TOTAL OPERATING EXPENSES	845,341	872,859	(22,189)	850,670

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	35,749	55,448	—	55,448
Fire Management	16,000	16,000	—	16,000
BC Timber Sales Account Special Account	41,107	54,095	—	54,095
TOTAL	92,856	125,543	—	125,543

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
BC Timber Sales Account Special Account	89,131	106,017	—	106,017
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	89,131	106,017	—	106,017

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 30 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Forest Resiliency and Archaeology; Integrated Resource Operations; Office of the Chief Forester; Timber, Range and Economics; Fire Preparedness; Regional Operations; and Executive and Support Services.

FOREST RESILIENCY AND ARCHAEOLOGY

Voted Appropriation
Forest Resiliency and Archaeology	3,309	3,690

Voted Appropriation Description: This sub-vote provides for forest management and planning activities and related initiatives. This sub-vote also provides for activities relating to archaeological permitting, archaeological site registry, and archaeological resource management. This sub-vote also provides for engaging and collaborating with First Nations and supporting reconciliation initiatives. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

INTEGRATED RESOURCE OPERATIONS

Voted Appropriation
Integrated Resource Operations	53,424	58,468

Voted Appropriation Description: This sub-vote provides for stewardship and management activities related to the sustainable management of forests and rangeland, including legislation, policies, compliance and enforcement of laws relating to natural resource use. This sub-vote also provides for timber tenure policy, administration, and analysis; the construction and maintenance of forest service roads and bridges and associated infrastructure; engineering; resource road policy and legislation; and resource worker safety. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

OFFICE OF THE CHIEF FORESTER

Voted Appropriation
Office of the Chief Forester	134,568	131,111

Voted Appropriation Description: This sub-vote provides for forest management activities, including timber supply planning and allowable annual cut determinations; tree improvement; land-based research; land-based investment; growth and yield modeling; forest genetics; forest inventory and analysis; climate change adaptation and mitigation; forest carbon initiatives; integrated investment planning; bio-economy; innovation and Indigenous opportunities; silviculture policy, planning, and practices; reforestation and fertilization; forest health monitoring and treatments; forest and range evaluation; forest health, harvest performance monitoring and reporting; and forest management legislation, regulation and policy. Costs may be recovered from tree seed sales. Costs may also be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

TIMBER, RANGE AND ECONOMICS

Voted Appropriation
Timber, Range and Economics	11,264	11,781

Voted Appropriation Description: This sub-vote provides for pricing activities, including establishing policies and administering the province's timber measurement, pricing, revenue forecasting and billing systems; Forest Act related compensation; log export policy; forest sector economic analysis, investor support, and forestry intelligence; and management of British Columbia's participation in Softwood Lumber trade litigation and negotiations. This sub-vote also provides for activities related to rangeland and invasive plant management, including legislation, policies, practices, and planning. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

FIRE PREPAREDNESS

Voted Appropriation
Fire Preparedness	45,437	46,992

Voted Appropriation Description: This sub-vote provides for fire preparedness activities, including fire prevention, fire operations, strategic initiatives, corporate wildfire services, wildfire risks, enforcement and support for wildfire-related litigation, research and innovation, partnerships and strategic engagement, Geographic Information System, and organizational development. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

REGIONAL OPERATIONS

Voted Appropriation
Regional Operations	97,770	102,551

Voted Appropriation Description: This sub-vote provides for licensing, permitting, administration, monitoring, reporting, stewardship management, research, treatment, protection, and other operational activities in relation to forests, invasive species, rangeland, ecosystem restoration, and traceability and eco-certification. This sub-vote also provides for forest service road and bridge engineering, timber pricing, forest and range tenure administration, consultation and reconciliation with First Nations, land use initiatives, and for the operation of regional offices that provide client assistance with access to natural resource organizations. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers' Offices	864	1,139
Corporate Services	57,656	58,261
	58,520	59,400

Voted Appropriations Description: This sub-vote provides for executive direction and related support services to the ministry, including the office of the Minister of Forests; the Minister of State for Sustainable Forestry Innovation; the Parliamentary Secretary for Value-Added Manufacturing; the deputy minister's office; corporate governance and service delivery activities for strategic human resources, asset and infrastructure, finance, information management and information technology, executive and executive support, corporate and strategic policy legislation and initiatives; intergovernmental relations; legal and litigation support services; and revenue collection. Costs may be recovered from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 30 — MINISTRY OPERATIONS	404,292	413,993

MINISTRY OF FORESTS

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 31 — FIRE MANAGEMENT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Fire Management.

FIRE MANAGEMENT

Voted Appropriation
Fire Management	204,120	232,736

Voted Appropriation Description: This sub-vote provides for authorized expenditures under the Wildfire Act, including direct fire control, abatement of public safety risks as a result of fire control, abatement of public safety risks on Crown land as a result of fire, rehabilitation of land damaged by fire control, rehabilitation of Crown land damaged by fire, abatement of fire hazard risks on Crown land, compensation to the owner of private land and any tenant of private land for damage caused to the private land by the government in carrying out the fire control, and fire prevention and fire preparedness. Costs may be recovered from special accounts, ministries, Crown corporations, other governments, agencies, organizations, and individuals for activities described within this sub-vote.

VOTE 31 — FIRE MANAGEMENT	204,120	232,736

MINISTRY OF FORESTS

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: BC Timber Sales Account and Forest Stand Management Fund.

BC TIMBER SALES ACCOUNT

Statutory Appropriation
BC Timber Sales Account	236,929	203,941

Statutory Appropriation Description: This statutory appropriation provides for the BC Timber Sales Account which is governed under the Forest Act.

FOREST STAND MANAGEMENT FUND

Statutory Appropriation
Forest Stand Management Fund	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Forest Stand Management Fund which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	321,802	345,801
Operating Costs	394,494	386,561
Government Transfers	53,501	48,501
Other Expenses	146,184	140,452
Internal Recoveries	(48,454)	(48,456)
External Recoveries	(22,186)	(22,189)
TOTAL OPERATING EXPENSES	845,341	850,670

MINISTRY OF FORESTS

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

BC TIMBER SALES ACCOUNT

This account was originally established in 1988 as the Small Business Forest Enterprise Account and became the BC Timber Sales Account in 2003 through an amendment to section 109 of the Forest Act. The purpose of the account is to identify all revenues for BC Timber Sales and to provide an ongoing source of funds to defray the costs of the program. Revenue is collected from the following sources: upset stumpage; bonus stumpage; waste billings; annual fees and billings (annual rent, trespass charges, extension fees, forfeited deposits, and scaling fees), and the proceeds from the sale of hard or soft assets incidental to the operation of the program; and sales of logs. Expenditures are for preparing forest development plans and logging plans; assessments required to formulate these plans for timber sales licences; costs of meeting requirements of applicable legislation; construction and maintenance of logging roads, bridges, and log dumps; costs of developing timber sales for auction; protection of forests; administration; costs of selling timber and logs; the costs associated with BC Timber Sales disposition agreements entered into under the Forest Act; and other forest management requirements incidental to the program, including certification and safety initiatives. Costs of supplies and services may be recovered from ministries, other levels of government, agencies, organizations, and individuals. Revenue in excess of current expenditures and outstanding obligations may be transferred to the General Fund as directed by Treasury Board. Disbursements reflect capitalized costs incurred for development of timber for sale in future years. These costs are recovered from future sales revenue.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	867,047	833,322
OPERATING TRANSACTIONS
Revenue	274,430	213,899
Expense	(266,812)	(233,824)
Internal and External Recoveries	29,883	29,883
Net Revenue (Expense)	37,501	9,958

Difference Between 2023/24 Estimates and Projected Actual Net Revenue (Expense)	(18,957)

Transfer from (to) the General Fund	—	(80,000)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	(89,131)	(106,017)
Capital Expenditures	(41,107)	(54,095)
Net Cash Source (Requirement)	(130,238)	(160,112)
Difference Between 2023/24 Estimates and Projected Actual Net Cash Source (Requirement)	4,085	—
Working Capital Adjustments and Other Spending Authority Committed[3]	73,884	87,608
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	833,322	690,776

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

MINISTRY OF FORESTS

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

FOREST STAND MANAGEMENT FUND

This account was originally established as a fund by the Forest Stand Management Fund Act in 1986 and was changed to a special account under the Special Accounts Appropriation and Control Act in 1988. Expenses provide for enhanced management of British Columbia's forest and rangelands, silviculture work, and costs related to environmental remediation performed in accordance with applicable legislation, the costs of investigating contraventions of applicable legislation, fire suppression costs related to contraventions of applicable legislation where a penalty has been levied in respect of the contravention, reforestation, and road deactivation in areas subject to stumpage levies and costs related to the sustainable development, and promotion of safe and responsible use of provincial off-road vehicle trail networks. Recoveries include funds collected in accordance with applicable legislation, penalties levied in accordance with application legislation, stumpage levies, and registration fees for off-road vehicles. Costs may be recovered or spent from special accounts, ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	14,777	14,777
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(1,025)	(1,024)
Internal and External Recoveries	1,025	1,024
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	14,777	14,777

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF HEALTH

The mission of the Ministry of Health is to guide and enhance the province's health services to ensure British Columbians are supported in their efforts to maintain and improve their health.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 32 — Ministry Operations	28,526,258	32,710,062

STATUTORY APPROPRIATION
Health Special Account	147,250	147,250

OPERATING EXPENSES	28,673,508	32,857,312
CAPITAL EXPENDITURES [2]	509	30
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF HEALTH

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Health Programs	28,338,101	33,529,775	(1,048,283)	32,481,492
Recoveries from Health Special Account	(147,250)	(147,250)	—	(147,250)
Executive and Support Services	335,407	410,144	(34,324)	375,820
Health Special Account	147,250	147,250	—	147,250
TOTAL OPERATING EXPENSES	28,673,508	33,939,919	(1,082,607)	32,857,312

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	509	30	—	30
TOTAL	509	30	—	30

MINISTRY OF HEALTH

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 32 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Health Programs, Recoveries from Health Special Account, and Executive and Support Services.

HEALTH PROGRAMS

Voted Appropriations
Regional Services	19,670,787	23,020,346
Medical Services Plan	7,038,783	7,608,887
PharmaCare	1,578,341	1,800,569
Health Benefits Operations	50,190	51,690
	28,338,101	32,481,492

Voted Appropriations Description: This sub-vote provides for the administration, operation, and delivery of health programs. Regional Services provides funding for the management and delivery of health services, including mental health services, public and preventive health services, acute care services, emergency medical services, provincial programs, home and community care services, multidisciplinary comprehensive self-care and health services information to British Columbians and health care providers, and other health services. Medical Services Plan provides funding for eligible services provided by medical practitioners, health care practitioners, diagnostic facilities, and human resource and planning initiatives with respect to physicians and other providers of health care. PharmaCare provides funding to individuals, agencies, or other organizations for the full or partial cost of designated prescription drugs, dispensing fees, and other approved items and services that complement PharmaCare programs. Health Benefits Operations provides funding for the administration of the Medical Services Plan and PharmaCare programs, including enrolment. Costs may be recovered from the federal government under the Home and Community Care and Mental Health and Addictions funding agreement. Costs may also be recovered from ministries, health authorities, other levels of government, organizations, and individuals for activities described within this sub-vote.

RECOVERIES FROM HEALTH SPECIAL ACCOUNT

Voted Appropriation
Recoveries from Health Special Account	(147,250)	(147,250)

Voted Appropriation Description:   This sub-vote provides for recoveries from the Health Special Account.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	1,158	1,158
Stewardship and Corporate Services	334,249	374,662
	335,407	375,820

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Health, the Parliamentary Secretary for Rural Health, and the Parliamentary Secretary for Seniors' Services and Long-Term Care. This sub-vote also provides for stewardship and corporate services functions, including direction to health authorities and other health providers; support to partners in delivering health care services; monitoring of health authority compliance and performance; central financial and operational management services of the ministry; general services to support program delivery; development of the policy and legislative framework for the health care system; development of long-term health plans; monitoring and regulation of professional associations; administration, registration, record maintenance, certification, statistical analysis, and reporting births, deaths, and marriages occurring in the province through Vital Statistics; public health reports on population health through the Provincial Health Officer; and monitoring and reporting on a range of services for seniors related to health care, personal care, housing, transportation, and income support through the Office of the Seniors Advocate. Costs may be recovered from ministries, health authorities, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 32 — MINISTRY OPERATIONS	28,526,258	32,710,062

MINISTRY OF HEALTH

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Health Special Account.

HEALTH SPECIAL ACCOUNT

Statutory Appropriation
Health Special Account	147,250	147,250

Statutory Appropriation Description: This statutory appropriation provides for the Health Special Account which is governed under the Health Special Account Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	183,632	212,021
Operating Costs	222,513	264,337
Government Transfers	28,851,945	33,484,229
Other Expenses	150,122	150,122
Internal Recoveries	(172,790)	(170,790)
External Recoveries	(561,914)	(1,082,607)
TOTAL OPERATING EXPENSES	28,673,508	32,857,312

MINISTRY OF HEALTH

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

HEALTH SPECIAL ACCOUNT

This account was established by the Health Special Account Act in 1992. Administered by the Ministry of Health, the account provides for the allocation of a portion of British Columbia Lottery Corporation revenues to fund the administration, operation, and delivery of health care; health research; health promotion; and health education services. Expenses of the special account represent transfers to the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	—	—
OPERATING TRANSACTIONS
Revenue	147,250	147,250
Expense	(147,250)	(147,250)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	—	—

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

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MINISTRY OF HOUSING

The mission of the Ministry of Housing is to provide access to more affordable, safe and appropriate housing through housing and land use policy and programs, oversight of British Columbia Housing Management Commission, development of technical codes and standards, provision of services for landlords and tenants, and coordinated services and programs to prevent and reduce homelessness.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 33 — Ministry Operations	884,412	1,033,255

STATUTORY APPROPRIATION
Housing Endowment Fund Special Account	12,884	12,884

OPERATING EXPENSES	897,296	1,046,139
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF HOUSING

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Housing and Land Use Policy	40,197	20,076	(2)	20,074
Homelessness, Partnerships and Housing Supports	20,540	23,648	—	23,648
Strategy, Governance and Accountability	750	1,288	(2)	1,286
Housing Innovations Division	—	2,002	(2)	2,000
Transfers to Crown Corporations and Agencies	816,940	980,293	—	980,293
Executive and Support Services	5,985	5,956	(2)	5,954
Housing Endowment Fund Special Account	12,884	12,884	—	12,884
TOTAL OPERATING EXPENSES	897,296	1,046,147	(8)	1,046,139

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF HOUSING

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 33 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Housing and Land Use Policy; Homelessness, Partnerships and Housing Supports; Strategy, Governance and Accountability; Housing Innovations Division; Transfers to Crown Corporations and Agencies; and Executive and Support Services.

HOUSING AND LAND USE POLICY

Voted Appropriation
Housing and Land Use Policy	40,197	20,074

Voted Appropriation Description: This sub-vote provides for housing and land use development and program delivery. This scope includes building and safety technical analysis, policy development, administering the housing targets program, and advice respecting the regulatory framework for the built environment. This sub-vote also provides for the administration of the Homeowner Protection Act, the Safety Standards Act, the Safety Authority Act, the Ministry of Lands, Parks and Housing Act, the Housing Supply Act, the Short-Term Rental Accommodations Act, the Strata Property Act, the Building Officials' Association Act, the British Columbia Fire Code under the Fire Services Act, the Building Act, and concurrent authority for buildings and other structures under the Community Charter. This sub-vote also has shared responsibility for the Local Government Act and the Vancouver Charter which may involve collaboration with other ministries, agencies, and local governments. Transfers are made to ministries, organizations, agencies, and individuals for services described within this sub-vote. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

HOMELESSNESS, PARTNERSHIPS AND HOUSING SUPPORTS

Voted Appropriations
Residential Tenancy	14,609	16,811
Homelessness Policy and Partnership Branch	5,931	6,837
	20,540	23,648

Voted Appropriations Description: This sub-vote provides for homelessness policy development and program delivery, and residential tenancy branch operations, including dispute resolution and enforcement associated to landlord and tenant disputes. This sub-vote also provides for the administration of the Residential Tenancy Act, the Manufactured Home Park Tenancy Act, the Assistance to Shelter Act, the Commercial Tenancy Act, and the Rent Distress Act. Transfers are also made to ministries, organizations, agencies, and individuals for services described within this sub-vote.

STRATEGY, GOVERNANCE AND ACCOUNTABILITY

Voted Appropriation
Strategy, Governance and Accountability	750	1,286

Voted Appropriation Description: This sub-vote provides for strategic oversight, governance, and accountability in the development and implementation of Housing and Homelessness Strategies. This includes oversight for the British Columbia Housing Management Commission, as well as working with other divisions and ministries to develop, implement, and/or monitor initiatives from project planning to delivery. This sub-vote also provides for leadership, direction, and/or strategic advice on issues, including policy and legislation, issues management, stakeholder relations, and partnerships. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

HOUSING INNOVATIONS DIVISION

Voted Appropriation
Housing Innovations Division	—	2,000

Voted Appropriation Description: This sub-vote provides for program and project development and advice and leadership on innovations in housing construction, development, and partnerships. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

MINISTRY OF HOUSING

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriation
British Columbia Housing Management Commission	816,940	980,293

Voted Appropriation Description: This sub-vote provides for transfers to Crown corporations and agencies including British Columbia Housing Management Commission.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	1,064	1,064
Corporate Services	4,921	4,890
	5,985	5,954

Voted Appropriations Description: This sub-vote provides for the Minister for Housing; executive direction of the ministry, including the deputy minister's office; general services to support program delivery; policy development; and management services for the ministry, including financial administration and budget coordination, business planning and reporting, human resources, accommodation, and information systems. This sub-vote also provides for other initiatives sponsored by the ministry. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 33 — MINISTRY OPERATIONS	884,412	1,033,255

MINISTRY OF HOUSING

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Housing Endowment Fund.

HOUSING ENDOWMENT FUND

Statutory Appropriation
Housing Endowment Fund special account	12,884	12,884

Statutory Appropriation Description: This statutory appropriation provides for the Housing Endowment Fund special account which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	30,221	37,743
Operating Costs	10,462	11,098
Government Transfers	855,876	996,811
Other Expenses	743	499
Internal Recoveries	(2)	(4)
External Recoveries	(4)	(8)
TOTAL OPERATING EXPENSES	897,296	1,046,139

MINISTRY OF HOUSING

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

HOUSING ENDOWMENT FUND SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2007. The account exists for purposes relating to innovation in affordable, social, or supportive housing and in housing development and management. The account operates as an endowment fund with a restricted balance of $250 million which is not permitted to be spent. Net earnings of the account are credited to the account as revenue. Expenses of the account consist of grants in support of authorized housing initiatives.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	94,484	94,484
OPERATING TRANSACTIONS
Revenue	12,884	12,884
Expense	(12,884)	(12,884)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	94,484	94,484

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

The mission of the Ministry of Indigenous Relations and Reconciliation is to guide the Province of British Columbia's efforts towards true, lasting reconciliation with Indigenous Peoples in British Columbia. The ministry works towards reconciliation with First Nations, Métis, and Inuit peoples through the implementation of the United Nations Declaration on the Rights of Indigenous Peoples, and through treaties, agreements, partnerships, and other social and economic initiatives.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATIONS
Vote 34 — Ministry Operations	54,928	59,002
Vote 35 — Treaty and Other Agreements Funding	116,159	94,704
Vote 36 — Declaration Act Secretariat	4,431	4,567

STATUTORY APPROPRIATIONS
First Citizens Fund Special Account	1,716	1,823

OPERATING EXPENSES	177,234	160,096
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	39,800	43,867
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Negotiations and Regional Operations Division	16,187	17,899	(2)	17,897
Strategic Partnerships and Initiatives Division	22,617	24,765	(2)	24,763
Reconciliation Transformation and Strategies Division	3,419	3,560	(2)	3,558
Executive and Support Services	12,705	12,786	(2)	12,784
Treaty and Other Agreements Funding	116,159	473,095	(378,391)	94,704
Declaration Act Secretariat	4,431	4,569	(2)	4,567
First Citizens Fund Special Account	1,716	1,823	—	1,823
TOTAL OPERATING EXPENSES	177,234	538,497	(378,401)	160,096

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Treaty and Other Agreements Funding	39,800	43,867	—	43,867
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	39,800	43,867	—	43,867

REVENUE COLLECTED FOR, AND TRANSFERRED TO,
OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Treaty and Other Agreements Funding	—	100,000	(100,000)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	100,000	(100,000)	—

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 34 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Negotiations and Regional Operations Division, Strategic Partnerships and Initiatives Division, Reconciliation Transformation and Strategies Division, and Executive and Support Services.

NEGOTIATIONS AND REGIONAL OPERATIONS DIVISION

Voted Appropriation
Negotiations and Regional Operations Division	16,187	17,897

Voted Appropriation Description: This sub-vote provides for the leadership of government's role in building new, lasting, and transformative relationships with Indigenous Peoples through the negotiation and implementation of treaties, incremental treaty agreements, comprehensive reconciliation agreements, revenue-sharing agreements, and other agreements with First Nations, Indigenous Peoples and organizations, and the federal government. In addition, this sub-vote supports negotiation policy development, including emerging policy directives that strive to achieve rights, recognition, and reconciliation outcomes. This sub-vote also provides for cross-government coordination of engagements with First Nations and Indigenous Peoples, including development of government-to-government resource management protocols, cross-government coordination of First Nations and Indigenous Peoples consultation and accommodation, and treaty implementation and treaty-related measures. This sub-vote also provides for ongoing engagement with local governments and regional districts regarding negotiations, agreement implementation, and relationship building priorities with Indigenous communities in regions across the province. This sub-vote also provides for the operation of Victoria-based and regional offices that execute negotiations, agreement implementation, operations, and relationship management approaches. Regional offices support agencies across government at the regional level to coordinate engagements with First Nations and Indigenous Peoples, including providing day-to-day advice on relationships with First Nations and Indigenous Peoples, negotiation mandate development, negotiation leadership and support, and implementation to ensure that provincial government obligations are met. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

STRATEGIC PARTNERSHIPS AND INITIATIVES DIVISION

Voted Appropriation
Strategic Partnerships and Initiatives Division	22,617	24,763

Voted Appropriation Description: This sub-vote provides for the support and enhancement of the government's approach to reconciliation with First Nations and Indigenous Peoples through negotiations both inside and outside the treaty process considered strategically important to furthering the socio-cultural and socio-economic priorities of government. This sub-vote also provides for leadership of government's negotiations with the federal government to cost-share treaties, incremental treaty agreements, comprehensive reconciliation agreements, and other arrangements. This sub-vote also supports community support and emergency management; provides for activities supporting the closing and bringing into effect of agreements with First Nations, such as the development of legislation and the closing and implementation of agreements under the British Columbia Treaty Commission process; supports other agencies across government to implement treaties and other agreements and ensure provincial obligations within treaties and other agreements are addressed; and facilitates engagement and negotiation among First Nations, Indigenous communities and organizations, provincial ministries, and key stakeholders with the aim of accommodating First Nation and Indigenous interests and promoting collaboration and coordination on Indigenous issues across sectors and orders of government. This sub-vote also provides for initiatives to address the socio-economic gaps between Indigenous Peoples and other British Columbians, including the identification of opportunities, removal of barriers, cross-ministry coordination of resources and services provided to Indigenous Peoples, and support for data development and reporting out on progress. This sub-vote also provides for leadership in fiscal policy development, tripartite fiscal negotiations (including revenue-sharing agreements with First Nations), and development of financial and specific mandates for treaty negotiations. This sub-vote also provides support for strategic and operational management of funding to support reconciliation initiatives and negotiations, including the First Citizens Fund, the Long-term BC First Nations Gaming Revenue Sharing and Financial Agreement, and related transfers. This sub-vote also supports relationship building, cultural initiatives, community development and innovation, and support to Indigenous leadership and advisory bodies. This sub-vote also provides support for the policy development of a new fiscal framework and resource revenue-sharing with Indigenous Peoples in British Columbia. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

RECONCILIATION TRANSFORMATION AND STRATEGIES DIVISION

Voted Appropriation
Reconciliation Transformation and Strategies Division	3,419	3,558

Voted Appropriation Description: This sub-vote provides for work across government to guide the adoption of the United Nations Declaration on the Rights of Indigenous Peoples (UN Declaration), and the Truth and Reconciliation Commission of Canada: Calls to Action, and to support the implementation of the Tsilhqot'in Supreme Court Decision and learnings from other relevant case law. This sub-vote provides for the identification and pursuit of key cross-government linkages to support alignment, collaboration and implementation of the UN Declaration, including the development of strategic policy tools and resources for the public service. This sub-vote also provides for the implementation of the Declaration on the Rights of Indigenous Peoples Act, and provides for the engagement processes towards, and the development of, the government's reconciliation vision and leadership of the necessary transformation associated with this vision. This sub-vote also provides for collaboration with the federal government and Indigenous governments and organizations; and working with internal and external partners and stakeholders to identify and help drive economic growth and opportunities. This sub-vote provides for strategic advice and coordination to help drive economic growth and opportunities in Indigenous communities that support meaningful advancement of self-determination outcomes. This sub-vote provides for development, cross-ministry coordination, implementation, and monitoring of Indigenous, external stakeholder, and intergovernmental engagement. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	837	871
Corporate Services	11,868	11,913
	12,705	12,784

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Indigenous Relations and Reconciliation; executive support, including the deputy minister's office; delivering planning and support focused on reconciliation and major government initiatives and corporate administration. This sub-vote also funds the ministry's strategic, corporate service planning efforts, including internal communications; correspondence; records management and information and privacy; and business plans and performance monitoring, measurement, and reporting. This sub-vote also provides for executive direction to the ministry; finance, administrative, human resources, and information management services and systems; and information and privacy. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

VOTE 34 — MINISTRY OPERATIONS	54,928	59,002

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 35 — TREATY AND OTHER AGREEMENTS FUNDING

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core business: Treaty and Other Agreements Funding.

TREATY AND OTHER AGREEMENTS FUNDING

Voted Appropriations
Treaty and Other Agreements Funding	4,471	4,242
Non Treaty Funding	111,688	90,462
	116,159	94,704

Voted Appropriations Description: This sub-vote provides for transfers and costs to First Nations, Indigenous Peoples and organizations, and third parties as a result of the settlement of treaties, incremental treaty agreements, economic benefit agreements, forest consultation and revenue-sharing agreements, and other agreements, including as a result of the federal/provincial agreement as specified under the Fort Nelson Indian Reserve Minerals Revenue Sharing Act. This sub-vote also provides for costs associated with acquisition, administration, and disposal of land and other assets as a result of the settlement of treaties, incremental treaties, and other agreements. Costs may be recovered from revenue received from stumpage, petroleum, natural gas, and minerals extraction or other sources. Costs may also be recovered from ministries, other entities within government, and parties external to government for transfers described within this sub-vote.

VOTE 35 — TREATY AND OTHER AGREEMENTS FUNDING	116,159	94,704

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 36 — DECLARATION ACT SECRETARIAT

This vote provides for the programs, operations, and other activities described in the voted appropriation under the following core business: Declaration Act Secretariat.

DECLARATION ACT SECRETARIAT

Voted Appropriation
Declaration Act Secretariat	4,431	4,567

Voted Appropriation Description: This sub-vote provides for the operations of the Declaration Act Secretariat, including the facilitation, coordination, and guidance to meet the alignment of laws obligations under the Declaration on the Rights of Indigenous Peoples Act (Declaration Act), including policy and legislative process reform and guidance to government on ensuring that measures align with the United Nations Declaration on the Rights of Indigenous Peoples are taken in consultation and cooperation with Indigenous Peoples. In addition, this sub-vote provides for engagement with Indigenous Peoples to implement the Declaration on the Rights of Indigenous Peoples Act and align laws with the United Nations Declaration on the Rights of Indigenous Peoples and to do so in consultation and cooperation with Indigenous Peoples. This sub-vote provides for executive support, including executive services, delivering planning and support focused on major government initiatives and corporate administration. This sub-vote also provides for the Secretariat's strategic, service, and internal communications planning efforts; and business plans and performance monitoring, measurement, and reporting. This sub-vote also provides for finance, administrative, human resources, and information management services and systems; and information and privacy. Costs may be recovered from ministries, other entities within government, and parties external to government for activities described within this sub-vote.

VOTE 36 — DECLARATION ACT SECRETARIAT	4,431	4,567

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: First Citizens Fund.

FIRST CITIZENS FUND

Statutory Appropriation
First Citizens Fund	1,716	1,823

Statutory Appropriation Description: This statutory appropriation provides for the First Citizens Fund which is governed under the Special

Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	31,349	35,108
Operating Costs	9,373	9,562
Government Transfers	462,105	491,040
Other Expenses	2,941	2,943
Internal Recoveries	(156)	(156)
External Recoveries	(328,378)	(378,401)
TOTAL OPERATING EXPENSES	177,234	160,096

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

FIRST CITIZENS FUND

This account was originally created as a fund under the Revenue Surplus Appropriation Act in 1969, was continued under the Funds Control Act in 1979, and was changed to a special account under the Special Accounts Appropriation and Control Act in 1988. The endowment fund has a restricted balance of $66.5 million which is not permitted to be spent. The account promotes the economic, educational, and cultural well-being of Indigenous Peoples who are normally residents of British Columbia by providing financial assistance through loan guarantees and government transfers. Interest attributable to the account balance is credited to the account as revenue. Expenses consist of government transfers in support of cultural, educational, and economic opportunities. The account also provides funds for the administration costs of certain social and economic development programs. No financing transactions are provided for under this account.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	802	802
OPERATING TRANSACTIONS
Revenue	1,716	1,823
Expense	(1,716)	(1,823)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	802	802

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates	Estimates
2023/24	2024/25

TREATY AND OTHER AGREEMENTS FUNDING

LAND TRANSFERS — Disbursements represent expenditures for acquisition, administration, and disposal of land and other assets as a result of the settlement of treaties, incremental treaties, and other agreements. Negotiation and implementation costs are funded through the ministry's voted appropriations.

Disbursements	39,800	43,867
Receipts	—	—
Net Cash Requirement (Source)	39,800	43,867

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates	Estimates
2023/24	2024/25

TREATY AND OTHER AGREEMENTS FUNDING

BRITISH COLUMBIA FIRST NATIONS GAMING REVENUE SHARING LIMITED PARTNERSHIP — Disbursements are made by the Province to the British Columbia First Nations Gaming Revenue Sharing Limited Partnership (Partnership) or to a limited partner of the Partnership at the written request of the Partnership in accordance with the Gaming Control Act, further supported by the Long-term BC First Nations Gaming Revenue Sharing and Financial Agreement in respect of a portion of the actual net income (receipts) of the British Columbia Lottery Corporation collected on behalf of the Partnership under the Gaming Control Act. Administration costs are funded through the ministry's voted appropriations.

Disbursements	110,000	100,000
Receipts	(110,000)	(100,000)
Net Cash Requirement (Source)	—	—

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

The mission of the Ministry of Jobs, Economic Development and Innovation is to incorporate key lines of government services to grow British Columbia's economy for the benefit of all residents and communities. The ministry's work includes establishing British Columbia as a preferred location for new and emerging technologies, supporting programs related to economic growth, job creation and community transition, providing integrated trade and investment programs to help increase exports for British Columbia businesses, supporting innovation and strategic investments across the province, and developing British Columbia's national and international trade relations.

MINISTRY SUMMARY

($000)

	Estimates 2022/23[1]	Estimates 2023/24
VOTED APPROPRIATION
Vote 37 — Ministry Operations	112,805	115,278

STATUTORY APPROPRIATION
Northern Development Fund Special Account	500	500

OPERATING EXPENSES	113,305	115,778
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Trade and Industry Development	29,064	29,743	(4)	29,739
Small Business and Economic Development	35,377	35,896	(6)	35,890
Investment and Sustainable Economy	13,503	13,939	(3)	13,936
Transfers to Crown Corporations and Agencies	26,020	26,499	—	26,499
Executive and Support Services	8,841	9,217	(3)	9,214
Northern Development Fund Special Account	500	500	—	500
TOTAL OPERATING EXPENSES	113,305	113,357	(16)	113,341

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 37 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Trade and Industry Development, Small Business and Economic Development, Investment and Sustainable Economy, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

TRADE AND INDUSTRY DEVELOPMENT

Voted Appropriation
Trade and Industry Development	29,064	29,739

Voted Appropriation Description: This sub-vote provides for the facilitation of trade development and investment attraction to advance strategic sectors and industries in all regions of the province; promoting British Columbia internationally; showcasing British Columbia at national and international events; and the operation of the Province's international network of trade offices. This sub-vote supports the development and delivery of inbound and outbound trade and investment missions in conjunction with public and private sector partners and programming to assist British Columbia based companies to conduct international business. This sub-vote provides for domestic and international partnerships with public and private sector organizations with the aim of better alignment and efficiency in achieving the Province's trade and investment objectives. This sub-vote provides for the management of British Columbia's participation in domestic and international trade agreements and initiatives; the facilitation of trade and investment through resolution of trade disputes; the promotion of business development opportunities provided by trade agreements; and the provision of strategic advice with respect to the Province's trade obligations. This sub-vote provides for the development of research and analysis to support effective market and sector strategies that will benefit all regions of the province. This sub-vote also provides support for the development and implementation of strategies to strengthen domestic industries across a range of sectors, including core and emerging industries through research, business intelligence, strategy and support for industry growth, and acts as lead in working with Forestry Innovation Investment Ltd. This sub-vote provides for operational and industry support activities related to the implementation of mass timber and construction innovation. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, and parties external to government for activities described within this sub-vote.

SMALL BUSINESS AND ECONOMIC DEVELOPMENT

Voted Appropriation
Small Business and Economic Development	7,701	7,903
Regional Development.	27,676	27,987
	35,377	35,890

Voted Appropriations Description: This sub-vote provides for the development and implementation of provincial plans, programs, and policies related to small business and regulatory reform in British Columbia, including negotiating and entering into agreements or arrangements with parties inside and outside of British Columbia. This sub-vote also provides for operational, programming, and research activities related to small business; the operation of the Small Business Roundtable; the provision of strategic direction to the Province regarding advancing economic development and competitiveness, and streamlining access to government services; and the development and implementation of regional economic strategies, initiatives, and policies and legislation. This sub-vote also provides for the delivery of regional and provincial economic development programs, community transition services, and services to foster economic growth and job creation, as well as leads the ministry's partnerships and economic development activities with Indigenous organizations and communities. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, other public-sector organizations, and parties external to government for activities described within this sub-vote.

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

INVESTMENT AND SUSTAINABLE ECONOMY

Voted Appropriation
Investment and Sustainable Economy	13,503	13,936

Voted Appropriation Description: This sub-vote provides for the coordination of investment programming and working with investors to facilitate investment in British Columbia, including working with stakeholders to identify barriers impeding investment projects and working to overcome them. This sub-vote also provides for the delivery of investment capital and venture capital programming by administering tax credits under the Small Business Venture Capital Act and the Employee Investment Act and acts as a lead in working with and providing transfers to InBC Investment Corp. This sub-vote provides for the policy, administration, operation, delivery, and support of research, innovation, technology sector development, and commercialization programs, projects, and services; and providing strategic direction to remove barriers to innovation and commercialization, including acting as lead in working with Innovate BC and other technology and innovation focused organizations. This sub-vote provides for programming, research, and analysis for clean and inclusive economic growth and strategy, advice, and initiatives to support long-term economic planning, performance tracking, and reporting. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, other public-sector organizations, and parties external to government for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriations
Forestry Innovation Investment Ltd	19,811	20,187
Innovate BC	6,209	6,312
	26,020	26,499

Voted Appropriations Description: This sub-vote provides for transfers to Crown corporations and agencies including Forestry Innovation Investment Ltd. and Innovate BC.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers’ Offices	1,212	1,364
Corporate Services	7,629	7,850
	8,841	9,214

Voted Appropriations Description: This sub-vote provides for the offices of the Minister of Jobs, Economic Development and Innovation, the Minister of State for Trade, and for the Parliamentary Secretary for Rural Development. This sub-vote also provides for executive direction of the Ministry of Jobs, Economic Development and Innovation and administrative services for the operating programs of the Ministry of Jobs, Economic Development and Innovation; the Ministry of Labour; the Ministry of Municipal Affairs; and the Ministry of Tourism, Arts, Culture and Sport; including financial administration and budget coordination, strategic and business planning and reporting, human resources, office management, accommodation, and information systems. Costs may be recovered from ministries, Crown corporations and agencies, boards and commissions, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 37 — MINISTRY OPERATIONS	112,805	115,278

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Northern Development Fund.

NORTHERN DEVELOPMENT FUND

Statutory Appropriation
Northern Development Fund	500	500

Statutory Appropriation Description: This statutory appropriation provides for the Northern Development Fund which is governed under the

BC-Alcan Northern Development Fund Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	40,813	42,975
Operating Costs	17,824	19,174
Government Transfers	55,821	54,950
Other Expenses	188	188
Internal Recoveries	(1,325)	(1,493)
External Recoveries	(16)	(16)
TOTAL OPERATING EXPENSES	113,305	115,778

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

NORTHERN DEVELOPMENT FUND

This account was established by the BC-Alcan Northern Development Fund Act in 1998. The purpose is to promote sustainable economic development in north-western British Columbia. Expenses are to support investment in new or existing businesses, to create new employment or stabilize existing employment, to support other goals consistent with the Act, and for the Nechako-Kitamaat Development Fund Society. Interest earned on the fund balance is credited to the account as revenue. Administration costs are funded through the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	703	703
OPERATING TRANSACTIONS
Revenue	500	500
Expense	(500)	(500)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	703	703

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF LABOUR

The mission of the Ministry of Labour is to promote fair, healthy, and safe labour and employment relationships in support of a strong, sustainable, and inclusive economy and to ensure provincial employment standards reflect the needs of British Columbians.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 38 — Ministry Operations	21,489	25,407

OPERATING EXPENSES	21,489	25,407
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF LABOUR

SUMMARY BY CORE BUSINESS

($000)

	2022/23	2023/24 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Labour Programs	19,618	60,336	(37,014)	23,322
Executive and Support Services	1,871	2,440	(355)	2,085
TOTAL OPERATING EXPENSES	21,489	62,776	(37,369)	25,407

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Labour Programs	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF LABOUR

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 38 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Labour Programs and Executive and Support Services.

LABOUR PROGRAMS

Voted Appropriations
Employment Standards	17,702	21,263
WorkSafeBC Funded Services	1	1
Labour Policy and Legislation	1,915	2,058
	19,618	23,322

Voted Appropriations Description: This sub-vote provides for services promoting harmonious labour and employment relations through the administration of the Workers Compensation Act, the Employment Standards Act, the Temporary Foreign Worker Protection Act, and the Labour Relations Code; the operations of the Workers' Compensation Appeal Tribunal, Compensation Advisory Services, and other employment and labour relations initiatives; and worker support programs. This sub-vote also provides for legislative and policy support for activities described within this sub-vote. Costs associated with the Workers' Compensation Appeal Tribunal and Compensation Advisory Services are fully recovered from the accident fund established pursuant to the Workers Compensation Act. Costs may also be recovered from ministries, Crown corporations and agencies, and parties external to government for other activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	718	732
Corporate Services	1,153	1,353
	1,871	2,085

Voted Appropriations Description: This sub-vote provides for the office for the Minister of Labour and for the Parliamentary Secretary for Labour. This sub-vote also provides for executive direction of the Ministry of Labour; and administrative services for the operating programs of the Ministry of Labour, including financial administration and budget coordination, strategic and business planning and reporting, human resources, office management, accommodation, and information systems, some of which are provided by the Ministry of Jobs, Economic Development and Innovation and the Ministry of Municipal Affairs. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 38 — MINISTRY OPERATIONS	21,489	25,407

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	42,945	49,572
Operating Costs	11,675	12,663
Government Transfers	59	90
Other Expenses	456	456
Internal Recoveries	(5)	(5)
External Recoveries	(33,641)	(37,369)
TOTAL OPERATING EXPENSES	21,489	25,407

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MINISTRY OF MENTAL HEALTH AND ADDICTIONS

The mission of the Ministry of Mental Health and Addictions is to help ensure the province's mental health and addictions services are effective and responsive.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 39 — Ministry Operations	26,715	40,749

OPERATING EXPENSES	26,715	40,749

CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Policy Development, Research, Monitoring and Evaluation	22,891	35,145	(1)	35,144
Executive and Support Services	3,824	5,605	—	5,605
TOTAL OPERATING EXPENSES	26,715	40,750	(1)	40,749

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

MINISTRY OF MENTAL HEALTH AND ADDICTIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 39 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Policy Development, Research, Monitoring and Evaluation; and Executive and Support Services.

POLICY DEVELOPMENT, RESEARCH, MONITORING AND EVALUATION

Voted Appropriation
Policy Development, Research, Monitoring and Evaluation	22,891	35,144

Voted Appropriation Description: This sub-vote provides for policy development, research, program monitoring and evaluation, partnerships with other organizations, and other activities related to mental health and addictions services. Costs may be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	715	715
Corporate Services	3,109	4,890
	3,824	5,605

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Mental Health and Addictions and executive support, including the deputy minister's office and corporate administration. This sub-vote also provides for finance, strategic human resources, information management services and systems, and information and privacy.

VOTE 39 — MINISTRY OPERATIONS	26,715	40,749

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	16,266	20,134
Operating Costs	4,440	4,498
Government Transfers	6,000	16,108
Other Expenses	11	11
Internal Recoveries	(1)	(1)
External Recoveries	(1)	(1)
TOTAL OPERATING EXPENSES	26,715	40,749

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MINISTRY OF MUNICIPAL AFFAIRS

The mission of the Ministry of Municipal Affairs is to provide British Columbians with liveable environments by helping local governments and residents build sustainable, well-governed communities; support newcomers to settle and integrate into the province; facilitate economic integration to address British Columbia's labour market needs; and attract international entrepreneurs.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 40 — Ministry Operations	255,897	273,423
STATUTORY APPROPRIATION
University Endowment Lands Administration Account Special Account	13,565	14,882

OPERATING EXPENSES	269,462	288,305
CAPITAL EXPENDITURES [2]	835	4,835
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

152

MINISTRY OF MUNICIPAL AFFAIRS

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Local Government	221,845	420,643	(198,211)	222,432
Immigration Services and Strategic Planning	24,912	196,957	(156,001)	40,956
Executive and Support Services	9,140	10,038	(3)	10,035
University Endowment Lands Administration Account Special Account	13,565	14,882	—	14,882
TOTAL OPERATING EXPENSES	269,462	642,520	(354,215)	288,305

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Executive and Support Services	2	2	—	2
University Endowment Lands Administration Account Special Account	833	4,833	—	4,833
TOTAL	835	4,835	—	4,835

153

MINISTRY OF MUNICIPAL AFFAIRS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 40 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Local Government, Immigration Services and Strategic Planning, and Executive and Support Services.

LOCAL GOVERNMENT

Voted Appropriations
Local Government Services and Transfers	215,645	216,232
University Endowment Lands	6,200	6,200
	221,845	222,432

Voted Appropriations Description: This sub-vote provides for the administration of core local government legislation, including the Community Charter, the Local Government Act, and the Local Government Grants Act; financial and other support to local governments and related organizations; development and administration of policy, legislation, and regulations; and the management and delivery of cross-government initiatives. These activities may involve consultation with other ministries; agencies; governments, including local governments; First Nations; and external stakeholders. This sub-vote also provides for the operation of the University Endowment Lands, and for funding to support the public library system. Costs may be recovered from special accounts, ministries, organizations within the government reporting entity, other organizations, and local and federal governments for activities described within this sub-vote.

IMMIGRATION SERVICES AND STRATEGIC PLANNING

Voted Appropriations
Strategic Planning	605	783
Provincial Nominee Program	—	1
Workforce and Immigration	22,026	37,720
Community Gaming Grants	2,281	2,452
	24,912	40,956

Voted Appropriations Description: This sub-vote provides for the development and implementation of provincial plans, programs, and policies related to administration of the British Columbia Provincial Nominee Program and immigrant settlement and integration services, including negotiating and entering into agreements or arrangements with parties inside and outside of British Columbia; and the administration of community gaming grants under the Gaming Control Act by the manager of community gaming grants, as well as the distribution of gaming proceeds through community gaming grants. Costs related to the British Columbia Provincial Nominee Program are fully cost-recoverable from fees. Costs may also be recovered from ministries, the British Columbia Lottery Corporation, other organizations, and local and federal governments for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	693	693
Corporate Services	8,447	9,342
	9,140	10,035

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Municipal Affairs. This sub-vote also provides for executive support of the Ministry of Jobs, Economic Development and Innovation; the Ministry of Labour; the Ministry of Municipal Affairs; and the Ministry of Tourism, Arts, Culture and Sport; including financial administration and budget coordination, strategic and business planning and reporting, human resources, office management, accommodation, and information systems; and support for ministry programs and initiatives. Costs may be recovered from ministries, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 40 — MINISTRY OPERATIONS	255,897	273,423

154

MINISTRY OF MUNICIPAL AFFAIRS

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

STATUTORY APPROPRIATIONS

This statutory appropriation provides for the programs, operations, and other activities of the following special account: University Endowment Lands Administration Account.

UNIVERSITY ENDOWMENT LANDS ADMINISTRATION ACCOUNT

Statutory Appropriation
University Endowment Lands Administration Account	13,565	14,882

Statutory Appropriation Description: This statutory appropriation provides for the University Endowment Lands Administration Account which is governed under the University Endowment Land Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	32,972	43,265
Operating Costs	15,312	17,845
Government Transfers	560,336	581,099
Other Expenses	13,802	15,197
Internal Recoveries	(13,569)	(14,886)
External Recoveries	(339,391)	(354,215)
TOTAL OPERATING EXPENSES	269,462	288,305

155

MINISTRY OF MUNICIPAL AFFAIRS

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

UNIVERSITY ENDOWMENT LANDS ADMINISTRATION ACCOUNT

This account was established as a Miscellaneous Statutory Account by authority of the University Endowment Lands Administration Act and was continued under the University Endowment Land Act in 1979. This account provides for services to residents of the University Endowment Lands. Revenue is derived from University Endowment Lands resident ratepayer contributions, including fees, licences, and property taxes. Other revenue sources (net of direct costs) include land sales, rent from land tenures, fees, and the recovery of costs associated with a redevelopment/rezoning process. Expenses include the ratepayer's portion of costs transferred from the Ministry Operations Vote for services provided.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	23,891	23,385
OPERATING TRANSACTIONS
Revenue	13,565	14,882
Expense	(13,565)	(14,882)
Net Revenue (Expense)	—	—
FINANCING TRANSACTIONS	—	—
Receipts
Disbursements	—	—
Capital Expenditures	(833)	(4,833)
Net Cash Source (Requirement)	(833)	(4,833)
Working Capital Adjustments and Other Spending Authority Committed[3]	327	327
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	23,385	18,879

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

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MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

The mission of the Ministry of Post-Secondary Education and Future Skills is to champion innovation, inclusive and sustainable communities, within an integrated, coordinated post-secondary education and skills training system that is affordable and accessible to empower British Columbians from all backgrounds to thrive.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 41 — Ministry Operations	2,768,858	3,371,043

OPERATING EXPENSES	2,768,858	3,371,043
CAPITAL EXPENDITURES [2]	504	504
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]

For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

158

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Educational Institutions and Organizations	2,517,565	3,119,666	(2)	3,119,664
Student Services Programs	75,901	76,499	(2,802)	73,697
Private Training Institutions	1	3,565	(3,564)	1
Labour Market Development	40,310	137,562	(98,093)	39,469
Transfers to Crown Corporations and Agencies	106,285	106,960	—	106,960
Executive and Support Services	28,796	31,770	(518)	31,252
TOTAL OPERATING EXPENSES	2,768,858	3,476,022	(104,979)	3,371,043

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	504	504	—	504
TOTAL	504	504	—	504

159

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 41 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Educational Institutions and Organizations, Student Services Programs, Private Training Institutions, Labour Market Development, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

EDUCATIONAL INSTITUTIONS AND ORGANIZATIONS

Voted Appropriation
Educational Institutions and Organizations	2,517,565	3,119,664

Voted Appropriation Description: This sub-vote provides funding to universities, colleges, institutes, educational agencies, and other organizations to support the post-secondary education system and for initiatives that enhance student performance and access. Costs may be recovered from ministries, educational organizations, and the federal government for activities described within this sub-vote.

STUDENT SERVICES PROGRAMS

Voted Appropriation
Student Services Programs	75,901	73,697

Voted Appropriation Description: This sub-vote provides for the administration, operations, and delivery of student services programs. This sub-vote also provides financial, income, and other assistance to and for students, including scholarships, bursaries, loan forgiveness programs, transfers to students, and transfers for initiatives that enhance student performance and access. Costs may be recovered from ministries, educational organizations, the federal government, and parties external to government for activities described within this sub-vote.

PRIVATE TRAINING INSTITUTIONS

Voted Appropriation
Private Training Institutions	1	1

Voted Appropriation Description: This sub-vote provides for the policy, administration, operations, and compliance related to providing for quality education standards for private post-secondary institutions. This sub-vote also provides for the administration of the Student Tuition Protection Fund. Costs may be recovered from ministries, government organizations, and private post-secondary institutions for activities described within this sub-vote.

LABOUR MARKET DEVELOPMENT

Voted Appropriations
Strategic Planning	5,812	5,904
Labour Market Policy and Planning	3,348	3,429
Labour Market and Skills Training Programs	31,150	30,136
	40,310	39,469

Voted Appropriations Description: This sub-vote provides for the development and implementation of policy, programs, and legislation to support the development and training of British Columbia's workforce. It includes oversight of SkilledTradesBC and the negotiation and implementation of federal/provincial agreements related to workforce development and training. This sub-vote also provides for the development of labour market information that is disseminated to British Columbians through multiple platforms and methods and development of industry-led workforce development strategies and strategic initiatives. Costs may be recovered from ministries, Crown agencies, boards and commissions, the federal government, and parties external to government for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriation
SkilledTradesBC	106,285	106,960

Voted Appropriation Description: This sub-vote provides for transfers to Crown corporations and agencies including SkilledTradesBC.

160

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	964	845
Corporate Services	27,832	30,407
	28,796	31,252

Voted Appropriations Description: This sub-vote provides for ministry leadership and direction, establishment of policy and accountability, and provides program support for the post-secondary system and student services programs. This sub-vote also provides for quality assessment for public and private post-secondary degree-granting institutions; and the Professional Governance Act. This sub-vote also provides for the office of the Minister of Post-Secondary Education and Future Skills, Parliamentary Secretary for International Credentials, and for corporate services to the ministry. This sub-vote also provides for the development and implementation of policy and programs to increase the ability for qualified, internationally trained professionals to achieve certification in British Columbia to work in regulated occupations. Costs may be recovered from ministries, government organizations, the federal government, and parties external to government for activities described within this sub-vote.

VOTE 41 — MINISTRY OPERATIONS	2,768,858	3,371,043

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	47,906	51,293
Operating Costs	18,640	18,164
Government Transfers	2,865,958	3,465,232
Other Expenses	2,828	2,828
Internal Recoveries	(61,495)	(61,495)
External Recoveries	(104,979)	(104,979)
TOTAL OPERATING EXPENSES	2,768,858	3,371,043

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

The mission of the Ministry of Public Safety and Solicitor General is to deliver public safety services and programs, to administer regulations for the liquor and cannabis industries, and to ensure that the public has confidence in British Columbia's gaming sector.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 42 — Ministry Operations	1,012,694	1,068,431
STATUTORY APPROPRIATIONS
Civil Forfeiture Account Special Account	409	437
Corrections Work Program Account Special Account	1,281	1,281
Criminal Asset Management Fund Special Account	—	—
Victim Surcharge Special Account	13,504	13,504

OPERATING EXPENSES	1,027,888	1,083,653
CAPITAL EXPENDITURES [2]	2,588	2,997
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

162

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Corrections	296,131	319,127	(2,281)	316,846
Policing and Security	534,024	593,898	(52,251)	541,647
Community Safety and Victim Services	78,374	88,610	(300)	88,310
BC Coroners Service	22,696	29,286	(2)	29,284
RoadSafetyBC	29,244	40,579	(4,139)	36,440
Liquor and Cannabis Regulation	7,616	23,137	(14,862)	8,275
Gaming Policy and Enforcement	19,400	34,233	(12,772)	21,461
Cannabis, Consumer Protection and Corporate Policy	3,712	3,832	(2)	3,830
Office of the Fire Commissioner	3,173	3,261	—	3,261
Executive and Support Services	18,324	19,079	(2)	19,077
Civil Forfeiture Account Special Account	409	14,981	(14,544)	437
Corrections Work Program Account Special Account	1,281	1,281	—	1,281
Criminal Asset Management Fund Special Account	—	—	—	—
Victim Surcharge Special Account	13,504	13,504	—	13,504
TOTAL OPERATING EXPENSES	1,027,888	1,184,808	(101,155)	1,083,653

	Capital	Capital	Receipts and
CAPITAL EXPENDITURES	Expenditures	Expenditures	P3 Liabilities	Net
Core Business
Corrections	1,062	1,062	—	1,062
BC Coroners Service	12	12	—	12
Office of the Fire Commissioner	—	36	—	36
Executive and Support Services	1,514	1,887	—	1,887
TOTAL	2,588	2,997	—	2,997

163

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 42 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Corrections; Policing and Security; Community Safety and Victim Services; BC Coroners Service; RoadSafetyBC; Liquor and Cannabis Regulation; Gaming Policy and Enforcement; Cannabis, Consumer Protection and Corporate Policy; Office of the Fire Commissioner; and Executive and Support Services.

CORRECTIONS

Voted Appropriation
Corrections	296,131	316,846

Voted Appropriation Description: This sub-vote provides for the management of remanded and sentenced adult offenders in custody and in the community and for the planning and management of correctional programs. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of governments, and other parties both internal and external to government for activities described within this sub-vote.

POLICING AND SECURITY

Voted Appropriation
Policing and Security	534,024	541,647

Voted Appropriation Description: This sub-vote provides for superintending policing and law enforcement in the province; management of contract policing; development and administration of policy and legislation regarding cannabis enforcement, including stakeholder consultation and public engagement; and developing and delivering initiatives to maintain safe and secure communities. This sub-vote also provides for security industry regulations and other protective programs and for the activities of the cross-government Compliance and Enforcement Secretariat. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

COMMUNITY SAFETY AND VICTIM SERVICES

Voted Appropriation
Community Safety and Victim Services	78,374	88,310

Voted Appropriation Description: This sub-vote provides for direct services to support victims of crime, counselling and outreach services for people impacted by violence, and financial assistance and benefits to assist victims in their recovery from the impacts of violent crime. This sub-vote also provides for facilitating restitution to victims and support to communities to prevent crime, violence, and victimization. Costs may be recovered from the Victim Surcharge Special Account for victim service programs, from ministries for special public safety initiatives, and from other levels of government for activities described within this sub-vote.

BC CORONERS SERVICE

Voted Appropriation
BC Coroners Service	22,696	29,284

Voted Appropriation Description: This sub-vote provides for the operation of the BC Coroners Service and the administration of the Coroners Act, including investigating unnatural, sudden, and unexpected deaths; investigating and reviewing children's deaths; identifying, and publicly reporting on relevant facts about, deceased persons; advancing recommendations aimed at the prevention of death; holding inquests and Death Review Panels; and reporting on issues affecting public health and safety. Costs may be recovered from ministries, Crown agencies, and other levels of government for activities described within this sub-vote.

164

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
ROADSAFETYBC

Voted Appropriation
RoadSafetyBC	29,244	36,440

Voted Appropriation Description: This sub-vote provides for programs and activities of RoadSafetyBC, including leading and supporting government traffic safety initiatives, administration of driver regulatory and traffic safety programs, setting driver licensing policies, monitoring and regulating unfit drivers, conducting appeals of driving prohibitions and conducting hearings and reviews of the Insurance Corporation of British Columbia's decisions respecting driver licence sanctions, driver training schools, driver trainer licences, and other driver-related programs. This sub-vote also provides for expenses related to participation in national organizations and reimbursements for programs administered by RoadSafetyBC. Costs may be recovered from appeal fees and program fees. Costs may also be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations for activities described within this sub-vote.

LIQUOR AND CANNABIS REGULATION

Voted Appropriations
Liquor Regulation	1	1
Cannabis Regulation	7,615	8,274
	7,616	8,275

Voted Appropriations Description: This sub-vote provides for the overall policy development, administration, licensing, and enforcement of cannabis and liquor in support of the Liquor Control and Licensing Act and regulations, and the Cannabis Control and Licensing Act and regulations to establish and operate ongoing programs to reduce the incidence of underage consumption and increase public awareness about responsible consumption. Costs may be recovered from ministries, organizations within the government reporting entity, and parties both internal and external to government for activities described within this sub-vote.

GAMING POLICY AND ENFORCEMENT

Voted Appropriations
Gaming Policy and Enforcement Operations	19,399	21,460
Distribution of Gaming Proceeds	1	1
	19,400	21,461

Voted Appropriations Description: This sub-vote provides for the administration of gaming in the province, including horse racing and lotteries, and includes development and administration of legislation, policy, standards, and regulations; licensing gaming events; oversight of horse racing events and teletheatres; registration; regulation of gaming supplies; auditing all forms of gambling activities for compliance, investigation, and enforcement activities concerning legal gaming venues and illegal gaming; the management of the Province's gaming initiatives; the Province's responsible gambling strategy and problem gambling program; and the distribution of gaming proceeds. Costs may be recovered from revenues paid into the General Fund of the Consolidated Revenue Fund by the British Columbia Lottery Corporation, from processing fees for gaming event licence applications, from the Canadian Pari-Mutuel Agency for horse race testing, from external entities for horse race betting, and from gaming registrants for direct costs incurred in the processing of registration applications for activities described within this sub-vote. Costs may also be recovered from ministries for activities described within this sub-vote.

CANNABIS, CONSUMER PROTECTION AND CORPORATE POLICY

Voted Appropriation
Cannabis, Consumer Protection and Corporate Policy	3,712	3,830

Voted Appropriation Description: This sub-vote provides for service planning for the Ministry of Public Safety and Solicitor General; development of policy and legislation regarding consumer protection and other corporate priorities; oversight of delegated consumer protection authorities; development of research, policy, and legislation regarding cannabis; negotiation of agreements with First Nations; and stakeholder consultation and public engagement. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, and other parties both internal and external to government for activities described within this sub-vote.

165

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
OFFICE OF THE FIRE COMMISSIONER

Voted Appropriation
Office of the Fire Commissioner	3,173	3,261

Voted Appropriation Description: This sub-vote provides for the Office of the Fire Commissioner, which implements fire safety regulations and activities, promotes fire safety, and assists major fire investigations and the response to major wildland urban interface fire emergencies. Costs may be recovered from ministries for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	784	810
Corporate Services	17,540	18,267
	18,324	19,077

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Public Safety and Solicitor General; executive direction of the ministry, including the Deputy Solicitor General's office; general services to support program delivery; policy development; and management services for the ministry, including oversight of Crown corporations, and for the Ministry of Attorney General and the Ministry of Housing, including financial administration, facilities management, and organizational development. Costs may be recovered from ministries, Crown agencies, boards and commissions, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 42 — MINISTRY OPERATIONS	1,012,694	1,068,431

166

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

STATUTORY DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: Civil Forfeiture Account, Corrections Work Program Account, Criminal Asset Management Fund, and Victim Surcharge Special Account.

CIVIL FORFEITURE ACCOUNT

Statutory Appropriation
Civil Forfeiture Account	409	437

Statutory Appropriation Description: This statutory appropriation provides for the Civil Forfeiture Account which is governed under the Civil Forfeiture Act.

CORRECTIONS WORK PROGRAM ACCOUNT

Statutory Appropriation
Corrections Work Program Account	1,281	1,281

Statutory Appropriation Description: This statutory appropriation provides for the Corrections Work Program Account which is governed under the Correction Act.

CRIMINAL ASSET MANAGEMENT FUND

Statutory Appropriation
Criminal Asset Management Fund	—	—

Statutory Appropriation Description: This statutory appropriation provides for the Criminal Asset Management Fund which is governed under the Criminal Asset Management Act.

VICTIM SURCHARGE SPECIAL ACCOUNT

Statutory Appropriation
Victim Surcharge Special Account	13,504	13,504

Statutory Appropriation Description: This statutory appropriation provides for the Victim Surcharge Special Account which is governed under the Victims of Crime Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	357,309	382,487
Operating Costs	70,205	75,347
Government Transfers	692,018	723,919
Other Expenses	20,231	20,231
Internal Recoveries	(17,176)	(17,176)
External Recoveries	(94,699)	(101,155)
TOTAL OPERATING EXPENSES	1,027,888	1,083,653

167

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

CIVIL FORFEITURE ACCOUNT

This account was established by the Civil Forfeiture Act in 2005. The purpose of the Act is to suppress unlawful activities by removing the associated economic incentive and to fund crime prevention, crime remediation, and victim compensation initiatives. The account is established to receive the liquidated value of forfeited assets and to distribute the net revenue in the form of grants. The net revenue represents the excess of recoveries over expenses in a given fiscal year. Expenses are limited to those permitted within the scope of the Act and include administration of the Act. Costs may be recovered from proceeds from judgments or settlements of concluded legal proceedings.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	7,580	7,171
OPERATING TRANSACTIONS
Revenue	—	—
Expense	(7,910)	(14,981)
Internal and External Recoveries	7,501	14,544
Net Revenue (Expense)	(409)	(437)
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	7,171	6,734

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

168

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

CORRECTIONS WORK PROGRAM ACCOUNT

This account was established by the Miscellaneous Statutes Amendment Act (No.2) in 1987 and is governed under the Correction Act. The purpose of the account is to assist inmates in acquiring skills and to encourage them to develop good work habits. Revenue represents proceeds from the sale of goods and services produced by inmates. Expenses are for supplies and costs related to the Corrections Work Program. Administration costs are funded through the ministry's voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	1,658	1,787
OPERATING TRANSACTIONS
Revenue	650	650
Expense	(1,281)	(1,281)
Transfer from Ministry Operations Vote	700	700
Net Revenue (Expense)	69	69
FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
Working Capital Adjustments and Other Spending Authority Committed[3]	60	60
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	1,787	1,916

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.
[3]	The Working Capital Adjustments and Other Spending Authority Committed includes those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.

169

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

CRIMINAL ASSET MANAGEMENT FUND

The Forfeited Crime Proceeds Fund account was established by the Special Accounts Appropriation and Control Act in 1988, as amended by the Attorney General Amendment Act in 1989. This account was continued in 2012, under the name Criminal Asset Management Fund, by the Criminal Asset Management Act. The purpose of this account is to use the proceeds that government obtains from criminal forfeitures and certain fines for certain criminal justice purposes. Revenue represents money received by government from proceeds of crime provided by certain other governments, money paid as a fine under a provision of the Criminal Code of Canada or under similar legislation, and money forfeited under certain sections of the Criminal Code of Canada. Revenue also represents money realized from the disposition of forfeited property governed by the Act and other money, interest, and income provided for in the Act. Expenses are for compensation of eligible victims, crime prevention and remediation, administration of the Act, and other prescribed purposes. Administrative costs may be funded through the ministry's voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,510	2,510
OPERATING TRANSACTIONS
Revenue	—	—
Expense	—	—
Net Revenue (Expense)	—	—
FINANCING TRANSACTIONS	—	—
Receipts
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	2,510	2,510

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

170

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

VICTIM SURCHARGE SPECIAL ACCOUNT

This account was established by the Victims of Crime Act in 1996. The purpose of the account is to fund services to victims of crime as provided for in the Act. Revenue represents proceeds from a victim surcharge levy on fines from all provincial offences, both court-imposed fines and those which result in a violation ticket. Revenue also includes proceeds from the federal victim surcharge levy on offences imposed by the court under the Criminal Code of Canada, fines issued under the Controlled Drugs and Substances Act, the Cannabis Act, and interest earned on the balance of the fund. Expenses are for justice system obligations to victims of crime under the Act, including administration costs for both the Ministry of Attorney General and the Ministry of Public Safety and Solicitor General. Any remaining funds may be expended on initiatives which may benefit victims of crime. Administration costs are funded through the ministry's voted appropriations.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	27,970	26,466
OPERATING TRANSACTIONS
Revenue	12,000	12,000
Expense	(13,504)	(13,504)
Net Revenue (Expense)	(1,504)	(1,504)
FINANCING TRANSACTIONS	—	—
Receipts
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	26,466	24,962

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

The mission of the Ministry of Social Development and Poverty Reduction is to make a difference in the lives of British Columbians trying to overcome social and economic barriers by believing in their ability to realize their full potential and make meaningful contributions to their community, and by providing access to services to help them achieve their goals.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 43 — Ministry Operations	4,745,331	5,175,972

OPERATING EXPENSES	4,745,331	5,175,972
CAPITAL EXPENDITURES [2]	1,854	2,124
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

172

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Income Assistance	3,289,354	3,523,083	(20,914)	3,502,169
Employment	30,273	326,964	(296,067)	30,897
Community Living Services	1,410,433	1,626,907	(1)	1,626,906
Employment and Assistance Appeal Tribunal	1,915	1,945	—	1,945
Executive and Support Services	13,356	14,095	(40)	14,055
TOTAL OPERATING EXPENSES	4,745,331	5,492,994	(317,022)	5,175,972

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	1,854	2,124	—	2,124
TOTAL	1,854	2,124	—	2,124

173

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 43 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Income Assistance, Employment, Community Living Services, Employment and Assistance Appeal Tribunal, and Executive and Support Services.

INCOME ASSISTANCE

Voted Appropriations
Income Assistance - Program Management	187,690	194,598
Temporary Assistance	627,388	703,312
Disability Assistance	2,002,899	2,103,535
Supplementary Assistance	471,377	500,724
	3,289,354	3,502,169

Voted Appropriations Description: This sub-vote provides for assistance, in the form of income assistance, disability assistance, hardship assistance, and health and other supplements for family units eligible in accordance with the Employment and Assistance Act or the Employment and Assistance for Persons with Disabilities Act. This sub-vote also provides for supports that are not provided under the Employment and Assistance Act or the Employment and Assistance for Persons with Disabilities Act but are consistent with or promote the intent or purpose of these Acts. In addition, this sub-vote provides for support services and direct operating costs. Costs may be recovered from the BC Bus Pass Program user fees, assignments authorized by the Employment and Assistance Act and the Employment and Assistance for Persons with Disabilities Act, and from repayable assistance and overpayments of assistance described within this sub-vote. Costs may also be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

EMPLOYMENT

Voted Appropriations
Employment Programs	30,272	30,896
Labour Market Development Agreement	1	1
	30,273	30,897

Voted Appropriations Description: This sub-vote provides for the operation and administration of programs to assist eligible individuals to find sustainable employment. This sub-vote also provides for the operations and administration of employment-related programs to support individuals with multiple barriers and disabilities. In addition, this sub-vote supports organizations that provide employment services to unemployed persons and provides for developing and implementing strategies for dealing with labour force adjustments and meeting human resource requirements. Costs may be recovered from ministries, other levels of government, and parties external to government under cost-sharing agreements for activities described within this sub-vote.

COMMUNITY LIVING SERVICES

Voted Appropriation
Community Living Services	1,410,433	1,626,906

Voted Appropriation Description: This sub-vote provides for general support and advice to the minister regarding Adult Community Living Services and includes transfer payments to Community Living British Columbia for the governance, management, operations, and delivery of services and support to adults with developmental disabilities. Payments for the provision of these services are in accordance with the Community Living Authority Act. Costs may be recovered from other levels of government under cost-sharing agreements for activities described within this sub-vote.

EMPLOYMENT AND ASSISTANCE APPEAL TRIBUNAL

Voted Appropriation
Employment and Assistance Appeal Tribunal	1,915	1,945

Voted Appropriation Description: This sub-vote provides for the operation and administration of the Employment and Assistance Appeal Tribunal, which provides for an independent and impartial appeal of the ministry's reconsideration decisions. The Employment and Assistance Appeal Tribunal is a single-level, community-based appeal system established under the Employment and Assistance Act. Ministry clients that are dissatisfied with the outcome of the ministry's reconsideration decisions may appeal to the Employment and Assistance Appeal Tribunal. Costs may be recovered from ministries for activities described within this sub-vote.

174

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

VOTE DESCRIPTIONS

($000)

	Estimates	Estimates
	2023/24	2024/25
EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister's Office	908	941
Corporate Services	12,448	13,114
	13,356	14,055

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Social Development and Poverty Reduction, for executive direction of the ministry and administrative services for the operating programs of the ministry, and for the Parliamentary Secretary for Accessibility and the Parliamentary Secretary for Community Development and Non-Profits. This includes strategic and business planning, financial administration and budget management, strategic human resource management, asset and risk management, and facilities. This sub-vote provides for strategic planning, research, and development of accessibility legislation and associated initiatives, an Accessibility Directorate, and poverty reduction initiatives. This sub-vote also provides for corporate and community-based service delivery, including services provided by ministries and agencies on behalf of the ministry. Costs may be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

VOTE 43 — MINISTRY OPERATIONS	4,745,331	5,175,972

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	191,095	201,542
Operating Costs	64,726	62,605
Government Transfers	4,816,887	5,239,354
Other Expenses	20,581	20,581
Internal Recoveries	(31,088)	(31,088)
External Recoveries	(316,870)	(317,022)
TOTAL OPERATING EXPENSES	4,745,331	5,175,972

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

The mission of the Ministry of Tourism, Arts, Culture and Sport is to promote people and communities across British Columbia that are vibrant and thriving, with a diversity of opportunities that enrich well-being and support a strong, sustainable economy. The ministry contributes to community and economic well-being by creating conditions for British Columbia's tourism, arts, culture, sport, creative, and heritage sectors to thrive.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 44 — Ministry Operations	176,470	180,989
STATUTORY APPROPRIATIONS
BC Arts and Culture Endowment Special Account	4,230	4,230
Physical Fitness and Amateur Sports Fund Special Account	1,200	1,200

OPERATING EXPENSES	181,900	186,419
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	600	600
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.

[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Tourism Sector Strategy	25,189	30,455	(4,547)	25,908
Arts and Culture	38,561	38,967	(2)	38,965
Sport and Creative Sector	26,648	27,853	(736)	27,117
Transfers to Crown Corporations and Agencies	83,714	86,581	—	86,581
Executive and Support Services	2,358	2,420	(2)	2,418
BC Arts and Culture Endowment Special Account	4,230	4,230	—	4,230
Physical Fitness and Amateur Sports Fund Special Account	1,200	1,200	—	1,200
TOTAL OPERATING EXPENSES	181,900	191,706	(5,287)	186,419

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Tourism Sector Strategy	600	600	—	600
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	600	600	—	600

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 44 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Tourism Sector Strategy, Arts and Culture, Sport and Creative Sector, Transfers to Crown Corporations and Agencies, and Executive and Support Services.

TOURISM SECTOR STRATEGY

Voted Appropriation
Tourism Sector Strategy	25,189	25,908

Voted Appropriation Description: This sub-vote provides for the strategy, development, and implementation of provincial plans, policies, programs, and legislation related to tourism and/or the tourism industry in British Columbia; resort development; heritage property management; and emergency response and recovery. Costs may be recovered from ministries, Crown corporations and agencies, other levels of government, external organizations, and individuals for activities described within this sub-vote.

ARTS AND CULTURE

Voted Appropriation
Arts and Culture	38,561	38,965

Voted Appropriation Description: This sub-vote provides for arts and cultural policy, programs, and sector grants under the Arts Council Act, and administration of the BC150 Cultural Fund and Arts Legacy Fund sub-accounts held under the BC Arts and Culture Endowment special account. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, other levels of government, external organizations, and individuals for activities described within this sub-vote.

SPORT AND CREATIVE SECTOR

Voted Appropriations
Sport	23,181	23,480
Creative Sector	3,467	3,637
	26,648	27,117

Voted Appropriations Description: This sub-vote provides for support and funding for sport, physical activity, assistance to improve sport and physical activity infrastructure, local hosting of events, and the administration of the Physical Fitness and Amateur Sports Fund. This sub-vote also provides for the Office of the Athletic Commissioner. This sub-vote also provides for the support and promotion of British Columbia's creative economy and industries. Costs may be recovered from special accounts, ministries, Crown corporations and agencies, other levels of government, external organizations, licensees, and individuals for activities described within this sub-vote.

TRANSFERS TO CROWN CORPORATIONS AND AGENCIES

Voted Appropriations
BC Games Society	2,190	2,228
B.C. Pavilion Corporation	7,553	8,388
Destination BC Corp.	54,639	56,268
Knowledge Network Corporation	6,611	6,611
Royal British Columbia Museum	12,721	13,086
	83,714	86,581

Voted Appropriations Description: This sub-vote provides for transfers to Crown corporations and agencies including BC Games Society, B.C. Pavilion Corporation, Destination BC Corp., Knowledge Network Corporation, and Royal British Columbia Museum.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	834	852
Corporate Services	1,524	1,566
	2,358	2,418

Voted Appropriations Description: This sub-vote provides for the offices for the Minister of Tourism, Arts, Culture and Sport, the Parliamentary Secretary for Arts and Film, and the Parliamentary Secretary for Tourism. This sub-vote also provides for executive direction of the Ministry of Tourism, Arts, Culture and Sport; and administrative services for the operating programs of the Ministry of Tourism, Arts, Culture and Sport, including financial administration and budget coordination, strategic and business planning and reporting, human resources, office management, accommodation, and information systems, some of which are provided by the Ministry of Jobs, Economic Development and Innovation and the Ministry of Municipal Affairs. Costs may be recovered from ministries, Crown corporations and agencies, and parties external to government for activities described within this sub-vote.

VOTE 44 — MINISTRY OPERATIONS	176,470	180,989

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

STATUTORY DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

STATUTORY APPROPRIATIONS

These statutory appropriations provide for the programs, operations, and other activities of the following special accounts: BC Arts and Culture Endowment and Physical Fitness and Amateur Sports Fund.

BC ARTS AND CULTURE ENDOWMENT

Statutory Appropriation
BC Arts and Culture Endowment special account	4,230	4,230

Statutory Appropriation Description: This statutory appropriation provides for the BC Arts and Culture Endowment special account which is governed under the Special Accounts Appropriation and Control Act.

PHYSICAL FITNESS AND AMATEUR SPORTS FUND

Statutory Appropriation
Physical Fitness and Amateur Sports Fund	1,200	1,200

Statutory Appropriation Description: This statutory appropriation provides for the Physical Fitness and Amateur Sports Fund which is governed under the Special Accounts Appropriation and Control Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	17,102	18,754
Operating Costs	2,829	2,829
Government Transfers	167,236	170,103
Other Expenses	26	26
Internal Recoveries	(6)	(6)
External Recoveries	(5,287)	(5,287)
TOTAL OPERATING EXPENSES	181,900	186,419

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

BC ARTS AND CULTURE ENDOWMENT SPECIAL ACCOUNT

This account was established as a special account under the Special Accounts Appropriation and Control Act in 2008. This account contains two sub-accounts, the BC150 Cultural Fund and the Arts Legacy Fund. The BC150 Cultural Fund sub-account operates as an endowment fund with a restricted balance of $150 million which is not permitted to be spent. This sub-account will provide support for arts and culture in British Columbia as recommended by the British Columbia Arts Council. The Arts Legacy Fund sub-account also operates as an endowment fund with a restricted balance of $20 million which is not permitted to be spent. Expenses consist of government grants to organizations and artists to support the creation, development, or presentation of works of art at events or venues the minister considers will provide significant exposure to those works of art. Interest or earnings paid on the sub-accounts will be credited to the sub-accounts as revenue.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	9,016	9,616
OPERATING TRANSACTIONS
Revenue	4,830	4,830
Expense	(4,230)	(4,230)
Net Revenue (Expense)	600	600

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	9,616	10,216

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

SPECIAL ACCOUNTS1

($000)

Estimates 2023/24	Estimates 2024/25

PHYSICAL FITNESS AND AMATEUR SPORTS FUND

This account was originally created as a fund under the Revenue Surplus Appropriation Act in 1969, continued under the Funds Control Act in 1979, and changed to a special account under the Special Accounts Appropriation and Control Act in 1988. The endowment fund has a restricted balance of $42.5 million which is not permitted to be spent. The account promotes the physical fitness of residents of the province and their participation in amateur sport. Interest earned on the account balance is credited to the account as revenue. Expenses consist of government transfers to physical fitness and amateur sports projects, groups and organizations, and awards to individuals. Administration costs are provided through the Ministry Operations Vote.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	2,067	2,067
OPERATING TRANSACTIONS
Revenue	1,200	1,200
Expense	(1,200)	(1,200)
Net Revenue (Expense)	—	—

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	2,067	2,067

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates 2023/24	Estimates 2024/25

TOURISM SECTOR STRATEGY

TOURISM DEVELOPMENT — Disbursements represent expenditures for preparing land development plans, survey costs, and costs of developing land for sale and tenure disposition to resort developers. Administration costs are funded through the ministry's voted appropriations.

Disbursements	600	600
Receipts	—	—
Net Cash Requirement (Source)	600	600

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

The mission of the Ministry of Transportation and Infrastructure is to create an integrated and safe transportation network that incorporates all modes of transport, reflects regional priorities, and provides a strong foundation for economic growth; and to maintain and improve the provincial highway system, ensuring the safe and efficient movement of people and goods provincially, nationally, and internationally.

MINISTRY SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 45 — Ministry Operations	1,020,417	1,135,439

OPERATING EXPENSES	1,020,417	1,135,439
CAPITAL EXPENDITURES [2]	5,261	3,473
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.

[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.

[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Transportation and Infrastructure Improvements	30,433	2,782,601	(2,754,104)	28,497
Public Transportation	350,435	2,471,251	(2,097,900)	373,351
Highway Operations	612,876	818,859	(113,624)	705,235
Commercial Transportation Regulation	1,830	14,673	(12,704)	1,969
Executive and Support Services	24,843	36,607	(10,220)	26,387
TOTAL OPERATING EXPENSES	1,020,417	6,123,991	(4,988,552)	1,135,439

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Highway Operations	5,261	3,473	—	3,473
TOTAL	5,261	3,473	—	3,473

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 45 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Transportation and Infrastructure Improvements, Public Transportation, Highway Operations, Commercial Transportation Regulation, and Executive and Support Services.

TRANSPORTATION AND INFRASTRUCTURE IMPROVEMENTS

Voted Appropriations
Transportation Policy and Programs	26,708	24,494
Transportation Investments	1	1
Partnerships	1	1
Port and Airport Development	2,661	2,832
Enhancing Economic Development	1,062	1,169
	30,433	28,497

Voted Appropriations Description: This sub-vote provides for Transportation Policy and Programs, Transportation Investments, Partnerships, Port and Airport Development, and Enhancing Economic Development. Major activities include transportation and corporate policy, cross-government initiatives, the development of legislation, and integrated multi-modal transportation planning; capital program development and monitoring; integrated multi-modal corridor investment strategies; quality management; access management; direction and management of projects; engineering, design, survey, construction, reconstruction, and land and property acquisition for provincial transportation assets, transit-oriented developments, and infrastructure; asset preservation, including roads and bridges; surfacing, rehabilitation, replacement, seismic retrofit, and safety improvements; rehabilitation of ferries and ferry landings; electrical installations and upgrades; minor roadwork; development and monitoring of public-private partnerships; land base and property management, including port and airport Land Act and other tenures; and managing funding to communities to build and improve infrastructure that contributes to their sustainable development. This sub-vote also provides for transfers to other parties to support transportation initiatives. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

PUBLIC TRANSPORTATION

Voted Appropriations
Public Transit	149,735	165,437
Coastal Ferry Services	200,700	207,914
	350,435	373,351

Voted Appropriations Description: This sub-vote provides for annual government contributions and payments towards Public Transit and Coastal Ferry Services, including costs incurred for providing public passenger and transportation services in, and between, various communities throughout the province. This sub-vote also includes provincial investments in transit capital infrastructure and operating expenses. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

HIGHWAY OPERATIONS

Voted Appropriations
Maintenance and Operations	570,858	642,980
Commercial Vehicle Safety and Enforcement	31,228	32,257
Inland Ferries	10,790	29,998
	612,876	705,235

Voted Appropriations Description: This sub-vote provides for Maintenance and Operations, Commercial Vehicle Safety and Enforcement, and Inland Ferries. Major activities include regional, district, and headquarters operations support; avalanche control; rock slope stabilization; traffic operations; development approvals; engineering; inspection station operations; the development, administration, and enforcement of commercial transport road safety programs and vehicle inspection and standards programs, truck licensing programs, passenger transportation services and operations; payments for maintenance of highways, roads, bridge structures, ferries, and tunnels; payments for pavement marking, electrical maintenance, and performance payments; the operation and maintenance of inland ferries and terminals and related infrastructure; and transfers to other parties. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

COMMERCIAL TRANSPORTATION REGULATION

Voted Appropriations
Container Trucking Commissioner	1	1
Passenger Transportation Branch	1,829	1,968
	1,830	1,969

Voted Appropriations Description: This sub-vote provides for the offices of the Container Trucking Commissioner and Passenger Transportation Branch and for costs associated with the administration of the Container Trucking Act and the Passenger Transportation Act. The Container Trucking Commissioner issues, audits, and enforces container trucking licences, sets container trucking rates, oversees key drayage industry activities, and facilitates ongoing policy and regulatory review. The Passenger Transportation Branch verifies safety requirements, conducts investigations, when required, and in cooperation with other programs and agencies, provides overall provincial coordination and direction for enforcement and compliance activities against both licensed and unlicensed operators. The Registrar of Passenger Transportation reviews and approves applications for passenger transportation operations, such as sightseeing buses and hotel and airport shuttles, which are not adjudicated by the Passenger Transportation Board. This sub-vote also provides for transfers to other parties to support accessible passenger transportation programs. Costs may be recovered from ministries, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Ministers’ Offices	1,082	1,082
Corporate Services	23,761	25,305
	24,843	26,387

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Transportation and Infrastructure and the Minister of State for Infrastructure and Transit; the deputy minister's office; and services to support program delivery, including finance, administration, strategic human resources, service planning and performance measurement, information technology and management, oversight of Crown corporations, and facilities management. Costs may be recovered from ministries, the BC Transportation Financing Authority and other Crown corporations, other levels of government, agencies, organizations, individuals, and private sector partners for activities described within this sub-vote.

VOTE 45 — MINISTRY OPERATIONS	1,020,417	1,135,439

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	170,180	186,096
Operating Costs	4,914,617	5,075,641
Government Transfers	666,312	875,057
Other Expenses	1,159	1,189
Internal Recoveries	(13,920)	(13,992)
External Recoveries	(4,717,931)	(4,988,552)
TOTAL OPERATING EXPENSES	1,020,417	1,135,439

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

The mission of the Ministry of Water, Land and Resource Stewardship is to integrate water, land, and natural resource management, including objective setting for fish, wildlife, water, land and marine environments, effectively managing cumulative effects, and advancing reconciliation, environmental sustainability, and economic growth.

MINISTRY SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATION
Vote 46 — Ministry Operations	205,602	213,767

STATUTORY APPROPRIATION
Crown Land Special Account	500	500

OPERATING EXPENSES	206,102	214,267
CAPITAL EXPENDITURES [2]	3	3
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	6,382	6,382
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Land Use Planning and Cumulative Effects	57,386	61,254	(2,826)	58,428
Resource Stewardship	41,147	51,012	(9,647)	41,365
Water, Fisheries and Coast	13,822	64,861	(50,617)	14,244
Natural Resource Information and Digital Services	26,225	30,480	(1,677)	28,803
Reconciliation, Lands and Natural Resource Policy	11,402	11,612	(2)	11,610
Permitting Transformation	29,083	29,518	(2)	29,516
Executive and Support Services	26,537	29,803	(2)	29,801
Crown Land Special Account	500	191,512	(191,012)	500
TOTAL OPERATING EXPENSES	206,102	470,052	(255,785)	214,267

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Core Business
Executive and Support Services	3	3	—	3
TOTAL	3	3	—	3

LOANS, INVESTMENTS AND OTHER REQUIREMENTS	Net	Disbursements	Receipts	Net
Core Business
Reconciliation, Lands and Natural Resource Policy	6,382	6,382	—	6,382
TOTAL LOANS, INVESTMENTS AND OTHER REQUIREMENTS	6,382	6,382	—	6,382

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	Net	Disbursements	Receipts	Net
Core Business
Resource Stewardship	—	6,500	(6,500)	—
TOTAL REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES	—	6,500	(6,500)	—

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 46 — MINISTRY OPERATIONS

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Land Use Planning and Cumulative Effects; Resource Stewardship; Water, Fisheries and Coast; Natural Resource Information and Digital Services; Reconciliation, Lands and Natural Resource Policy; Permitting Transformation; and Executive and Support Services.

LAND USE PLANNING AND CUMULATIVE EFFECTS

Voted Appropriation
Land Use Planning and Cumulative Effects	57,386	58,428

Voted Appropriation Description: This sub-vote provides for land use planning activities and initiatives, including strategic land stewardship initiatives; ecosystem planning, objective setting, and operations; cumulative effects management; and promoting First Nation partnerships, and public and stakeholder awareness and understanding of natural resources. This sub-vote also provides for land, water, and resource stewardship agreements; leadership and support of First Nation initiatives and forums; and the operation of regional offices that support the delivery of activities related to this vote and provide client assistance with access to natural resource organizations. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

RESOURCE STEWARDSHIP

Voted Appropriation
Resource Stewardship	41,147	41,365

Voted Appropriation Description: This sub-vote provides for terrestrial resource stewardship activities, including legislation, policies, management, governance frameworks, protection, restoration, inventorying, enhancing, maintaining, and practices in relation to wildlife and habitat, invasive species, ecosystems, biodiversity, and species at risk recovery; supporting and leading research, science, and threat abatement programs to support conservation, management, and protection of all natural resource values; supporting and leading outreach programs to integrate natural resource management into industry; acquisition, collection, recording, management, interpretation, standardization, and coordination of natural resource related inventories and data within the ministry and from other ministries; and effectiveness monitoring and reporting on activities and outcomes related to this sub-vote. This sub-vote also provides for the management of wildlife resources, including the allocation of wildlife, as well as the legislation, policies, and practices supporting sustainable management of fish and wildlife, including hunting, angling, and trapping; and non-consumptive recreational activities. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

WATER, FISHERIES AND COAST

Voted Appropriation
Water, Fisheries and Coast	13,822	14,244

Voted Appropriation Description: This sub-vote provides for the management and protection of the province's surface and ground water and ecosystems, and aquatic resource stewardship activities, including legislation, policies, planning, management, governance frameworks, protection, restoration, inventorying, enhancing, maintaining, and practices in relation to the conservation and management of aquatic biodiversity, fish species and their habitats, aquatic invasive species, and aquatic ecosystems; the management of fish resources, including the allocation of fish; the management of water resources, including water rental remissions; river forecasts; water use regulation, planning, and licensing; dam and dike safety; regional dam and dike safety and regulation; regional drought and flood management; supporting and leading research, science, and threat abatement programs to support conservation, management, and protection of all aquatic natural resource values, such as the aquatic invasive species defence program; aquatic species at risk recovery; supporting and leading outreach programs to integrate water management into industry, municipal, and regional planning and development programs; promoting First Nation partnerships, and public and stakeholder awareness and understanding of the state and wise use of water; acquisition, collection, recording, management, interpretation, standardization, and coordination of water and natural resource related inventories and data within the ministry and from other ministries; and transboundary waters management. This sub-vote also provides for coastal and marine planning and policy; fisheries, seafood and aquaculture related activities, including planning, establishing, and ensuring program compliance with federal-provincial agreements and legislation related to a competitive and profitable fishery and aquaculture sector; and legislation, planning, policy, and regulatory development. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, licensees, and individuals for activities described within this sub-vote.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

NATURAL RESOURCE INFORMATION AND DIGITAL SERVICES

Voted Appropriation
Natural Resource Information and Digital Services	26,225	28,803

Voted Appropriation Description: This sub-vote provides for corporate governance, planning, and management in relation to information management/information technology innovation, transformation, and service delivery for the natural resource ministries. This sub-vote also provides for acquisition and creation of provincial resource and base-mapping information and geospatial services; leadership, services, advice, and support in relation to digital services of information management/information technology and business processes; library services to the natural resource sector; development of environmental information and related information management systems both internal and external to the ministry; and the acquisition, management, coordination and interpretation of natural resource related data and information that support the assessment of species and ecosystems. Costs may be recovered from ministries, other levels of government, and parties external to government for activities described within this sub-vote.

RECONCILIATION, LANDS AND NATURAL RESOURCE POLICY

Voted Appropriation
Reconciliation, Lands and Natural Resource Policy	11,402	11,610

Voted Appropriation Description: This sub-vote provides for leadership and support in areas of strategic and cross-sector policy, including legislation, planning, and policy development; leadership and support in areas related to natural resource sector commitments to reconciliation, including developing First Nation related natural resource policy, guidance, and procedures to meet legal obligations and enhance First Nation participation in land and marine environment management and the natural resource economy; and developing policy and guidance. This sub-vote also provides for activities supporting the negotiation, closing and bringing into effect of land-related agreements with First Nations. This sub-vote also provides for Crown land policy and legislation, including maintaining the Crown Land Registry which is the legal registry of all natural resource tenures; off-road vehicle program management; Crown land allocation, including the management of development projects; remediation of contaminated sites on Crown land and other lands that affect provincial interests; and directly-related accommodation to First Nations resulting from the disposal of Crown land or other related property. This sub-vote also provides for socio-economic and regulatory impact analysis; investment reporting; and provides for support of sector governance structures and other services provided to other natural resource ministries. Costs may be recovered from ministries, other entities within government, Crown agencies, other levels of government, and parties external to government for activities described within this sub-vote.

PERMITTING TRANSFORMATION

Voted Appropriation
Permitting Transformation	29,083	29,516

Voted Appropriation Description: This sub-vote provides for licensing, permitting, administration, and other operational activities in relation to lands, water, soil, mining resources, and recreation; hunting, angling, and trapping; ministry and sector authorizations and business innovation activities; policy and legislative development; coordination and change management activities; program evaluation; and consultation and accommodation of First Nations. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, organizations, and individuals for activities described within this sub-vote.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

EXECUTIVE AND SUPPORT SERVICES

Voted Appropriations
Minister’s Office	863	876
Corporate Services	25,674	28,925
	26,537	29,801

Voted Appropriations Description: This sub-vote provides for the office of the Minister of Water, Land and Resource Stewardship; the Parliamentary Secretary for Fisheries and Aquaculture; the Parliamentary Secretary for Watershed Restoration; executive and executive support, including the deputy minister's office, corporate administration, and executive direction to the ministry; finance, human resources, asset and infrastructure, information and privacy, legislation, and initiatives; legal and litigation support services; and corporate services provided to other natural resource ministries. Costs may be recovered from ministries, other entities within government, other levels of government, organizations, and individuals for activities described within this sub-vote.

VOTE 46 — MINISTRY OPERATIONS	205,602	213,767

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

STATUTORY DESCRIPTIONS

($000)

STATUTORY APPROPRIATIONS

Estimates	Estimates
2023/24	2024/25

This statutory appropriation provides for the programs, operations, and other activities of the following special account: Crown Land.

CROWN LAND

Statutory Appropriation
Crown Land special account	500	500

Statutory Appropriation Description: This statutory appropriation provides for the Crown Land special account which is governed under the Ministry of Lands, Parks and Housing Act.

MINISTRY GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	180,441	188,722
Operating Costs	58,539	58,423
Government Transfers	210,092	216,391
Other Expenses	52,290	52,290
Internal Recoveries	(45,774)	(45,774)
External Recoveries	(249,486)	(255,785)
TOTAL OPERATING EXPENSES	206,102	214,267

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

SPECIAL ACCOUNTS1

($000)

Estimates	Estimates
2023/24	2024/25

CROWN LAND SPECIAL ACCOUNT

This account was originally created as a fund by authority of section 7 of the Department of Housing Act in 1973, was replaced by the Crown Land Fund in 1979 pursuant to the Ministry of Lands, Parks and Housing Act, was changed to a special account under the Special Appropriations Act in 1982, and provisions were modified under the Special Accounts Appropriation and Control Act in 1988. Revenues include land sales, exchanges, tenures, royalties, interest, rental income, and fees. Costs of development include costs directly associated with the acquisition and development of Crown land for sale or tenure and costs incurred for the accommodation of First Nation interests directly related to the sale in fee simple, rental, lease, or exchange of Crown lands. Expenses include costs for Crown land clean-up and servicing. This special account also provides Free Crown Grants and Nominal Rent Tenures of land at less than fair market value. In accordance with generally accepted accounting principles, upon disposition Free Crown Grants are expensed at net book value if no consideration is received or are expensed at fair market value if a consideration is received, and Nominal Rent Tenures are expensed at fair market value. As Crown land is shown on the balance sheet as the nominal value of $1, the revaluation of Crown land to fair market value is shown as a recovery against the expenses. Financing transaction receipts represent repayment of outstanding loans and deposits made on pending sales.

SPENDING AUTHORITY AVAILABLE AT THE BEGINNING OF THE FISCAL YEAR [2]	50,000	50,000
OPERATING TRANSACTIONS
CROWN LAND
Revenue	104,189	101,321
Less: Cost of Development	(1,033)	(968)
	103,156	100,353
Expense	(500)	(500)
Net Revenue (Expense)	102,656	99,853

FREE CROWN GRANTS AND NOMINAL RENT TENURES[3]
Expense:[4]
– Ministry of Attorney General	(1)	(1)
– Ministry of Education and Child Care	(1)	(1)
– Ministry of Environment and Climate Change Strategy	(1)	(1)
– Ministry of Forests	(562)	(5,361)
– Ministry of Health	(1)	(1)
– Ministry of Jobs, Economic Development and Innovation	(1)	(1)
– Ministry of Municipal Affairs	(3,750)	(3,750)
– Ministry of Post-Secondary Education and Future Skills	(1)	(1)
– Ministry of Social Development and Poverty Reduction	(1)	(1)
– Ministry of Transportation and Infrastructure	(1)	(149)
– Renewal of Nominal Rent Tenures	(178,242)	(179,594)
– First Nations Contingency	(2,150)	(2,150)
– Contingency	(1)	(1)
Total Expense	(184,713)	(191,012)
Internal and External Recoveries	184,713	191,012
Net Revenue (Expense)	—	—

Transfer from (to) the General Fund	(102,656)	(99,853)

FINANCING TRANSACTIONS
Receipts	—	—
Disbursements	—	—
Capital Expenditures	—	—
Net Cash Source (Requirement)	—	—
PROJECTED SPENDING AUTHORITY AVAILABLE AT THE END OF THE FISCAL YEAR [2]	50,000	50,000

NOTES

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.

[2]	The Spending Authority Available at the Beginning of the Fiscal Year 2023/24 is based on the 2022/23 Public Accounts. The Projected Spending Authority Available at the End of the Fiscal Year represents the cash and temporary investments projected to be available at the end of each fiscal year.

[3]	Expenses and recoveries reflect the net difference between the fair market value and book value of Crown land granted free or leased for a nominal fee.
[4]	The amounts shown reflect the projected value of free Crown grants to be issued on behalf of the individual ministries shown, and the anticipated value of nominal rent tenures to be renewed in the 2024/25 fiscal year. A Contingency amount has been added to reflect potential unanticipated requests.

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

LOANS, INVESTMENTS AND OTHER REQUIREMENTS BY CORE BUSINESS

($000)

Estimates	Estimates
2023/24	2024/25

RECONCILIATION, LANDS AND NATURAL RESOURCE POLICY

CROWN LAND ADMINISTRATION — Disbursements represent expenditures for servicing, developing, tenuring, and disposing of Crown land. Administration costs are funded through the ministry's voted appropriations.

Disbursements	6,382	6,382
Receipts	—	—
Net Cash Requirement (Source)	6,382	6,382

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES BY CORE BUSINESS

($000)

Estimates	Estimates
2023/24	2024/25

RESOURCE STEWARDSHIP

HABITAT CONSERVATION TRUST — Disbursements are provided by the Province to the Habitat Conservation Trust Fund (HCTF) in respect of surcharges on hunting and angling licences collected on HCTF's behalf under the Wildlife Act. Administration costs are funded through the ministry's voted appropriations.

Disbursements	6,500	6,500
Receipts	(6,500)	(6,500)
Net Cash Requirement (Source)	—	—

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MANAGEMENT OF PUBLIC FUNDS AND DEBT

SUMMARY

($000)

	Estimates 2023/24[1]	Estimates 2024/25
VOTED APPROPRIATION
Vote 47 — Management of Public Funds and Debt	1,308,553	1,976,474

OPERATING EXPENSES	1,308,553	1,976,474
CAPITAL EXPENDITURES [2]	—	—
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

MANAGEMENT OF PUBLIC FUNDS AND DEBT

SUMMARY BY CORE BUSINESS

($000)

	2023/24	2024/25 ESTIMATES

OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Core Business
Cost of Borrowing for Government Operating and Capital Funding	1,308,550	1,977,344	(873)	1,976,471
Cost of Borrowing for Relending to Government Bodies	1	2,084,800	(2,084,799)	1
Cost of Financial Agreements Entered into on Behalf of Government Bodies	1	1	—	1
Cost of Warehouse Borrowing Program	1	1	—	1
TOTAL OPERATING EXPENSES	1,308,553	4,062,146	(2,085,672)	1,976,474

MANAGEMENT OF PUBLIC FUNDS AND DEBT

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

VOTE 47 — MANAGEMENT OF PUBLIC FUNDS AND DEBT

(Minister of Finance)

This vote provides for the programs, operations, and other activities described in the voted appropriations under the following core businesses: Cost of Borrowing for Government Operating and Capital Funding, Cost of Borrowing for Relending to Government Bodies, Cost of Financial Agreements Entered into on Behalf of Government Bodies, and Cost of Warehouse Borrowing Program.

COST OF BORROWING FOR GOVERNMENT OPERATING AND CAPITAL FUNDING (NET OF RECOVERIES)

Voted Appropriation
Cost of Borrowing for Government Operating and Capital Funding	1,308,550	1,976,471

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt arising from borrowings or other credit arrangements. These include amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives, incurred or assumed by the government for operating purposes or capital funding purposes. This sub-vote also provides for the cost of cash-flow management of the Consolidated Revenue Fund, payment services resulting from borrowing activities, costs associated with business continuation planning in relation to debt management and banking and cash management functions, and management and administration of the rights and obligations of the government under agreements and other arrangements relating to government mortgages and other interests and investments. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives, revenue earned from funds invested as a result of borrowing under this sub-vote, sinking fund investments, prefunding operations, and matched book transactions are offset against the related expenditure.

COST OF BORROWING FOR RELENDING TO GOVERNMENT BODIES (NET OF RECOVERIES)

Voted Appropriation
Cost of Borrowing for Relending to Government Bodies	1	1

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt arising from borrowings or other credit arrangements, including amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements) incurred or assumed by the government for the purposes of the Fiscal Agency Loan program. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) are offset against the related expenditure and the remaining costs are fully recovered from government bodies or other authorized organizations.

COST OF FINANCIAL AGREEMENTS ENTERED INTO ON BEHALF OF GOVERNMENT BODIES (NET OF RECOVERIES)

Voted Appropriation
Cost of Financial Agreements Entered into on Behalf of Government Bodies	1	1

Voted Appropriation Description: This sub-vote provides for all costs, expenses, charges, and fees associated with, including amounts required to be paid in respect of, financial agreements (such as interest rate and currency swaps and forward rate agreements) entered into by the government with or on behalf of government bodies or other authorized organizations other than such agreements related to fiscal agency loans. This sub-vote also provides for all costs, expenses, charges, and fees associated with, including amounts to be paid in respect of, commodity derivatives entered into by the government with or on behalf of the government bodies or other authorized organizations. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) and commodity derivatives are offset against the related expenditure under those agreements or derivatives and the remaining costs are fully recovered from government bodies or authorized organizations.

MANAGEMENT OF PUBLIC FUNDS AND DEBT

VOTE DESCRIPTIONS

($000)

Estimates 2023/24	Estimates 2024/25

COST OF WAREHOUSE BORROWING PROGRAM (NET OF RECOVERIES)

Voted Appropriation
Cost of Warehouse Borrowing Program	1	1

Voted Appropriation Description: This sub-vote provides for interest and all other costs, expenses, charges, and fees associated with debt issued in advance of requirements, including amounts required to be paid in respect of related financial agreements (such as interest rate and currency swaps and forward rate agreements). The debt is held in the program prior to allocation to a government purpose or for loans to a government body or other authorized organization. Interest and other earnings accrued from the investment of proceeds of borrowings while warehoused offset interest and other costs associated with those borrowings. Recoveries from the use of financial agreements (such as interest rate and currency swaps and forward rate agreements) are offset against the related interest expenditure.

VOTE 47 — MANAGEMENT OF PUBLIC FUNDS AND DEBT	1,308,553	1,976,474

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Other Expenses	3,239,955	4,062,146
External Recoveries	(1,931,402)	(2,085,672)
TOTAL OPERATING EXPENSES	1,308,553	1,976,474

OTHER APPROPRIATIONS

SUMMARY

($000)

	Estimates	Estimates
	2023/24[1]	2024/25
VOTED APPROPRIATIONS
Vote 48 — Contingencies	5,500,000	3,885,000
Vote 49 — Capital Funding	4,539,987	6,665,197
Vote 50 — Commissions on Collection of Public Funds	1	1
Vote 51 — Allowances for Doubtful Revenue Accounts	1	1
Vote 52 — Tax Transfers	3,159,000	3,492,000
Vote 53 — Forest Practices Board	3,986	3,991
Vote (Eliminated for 2024/25) — Electoral Boundaries Commission	147	—

OPERATING EXPENSES	13,203,122	14,046,190
CAPITAL EXPENDITURES [2]	100,000	100,000
LOANS, INVESTMENTS AND OTHER REQUIREMENTS [3]	—	—
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [4]	—	—

NOTES

[1]	For comparative purposes, figures shown for the 2023/24 operating expenses; capital expenditures; loans, investments and other requirements; and revenue collected for, and transferred to, other entities are restated to be consistent with the presentation of the 2024/25 Estimates. A reconciliation of restated operating expenses and capital expenditures is presented in Schedule A.
[2]	A listing of estimated capital expenditures by ministry is presented in Schedule C.
[3]	A summary of loans, investments and other requirements by ministry is presented in Schedule D.
[4]	A summary of revenue collected for, and transferred to, other entities by ministry is presented in Schedule E.

OTHER APPROPRIATIONS

SUMMARY BY VOTE

($000)

	2023/24	2024/25 ESTIMATES
OPERATING EXPENSES	Net	Gross	External Recoveries	Net
Voted Appropriations
Contingencies	5,500,000	3,885,001	(1)	3,885,000
Capital Funding	4,539,987	6,665,204	(7)	6,665,197
Commissions on Collection of Public Funds	1	89,569	(89,568)	1
Allowances for Doubtful Revenue Accounts	1	61,963	(61,962)	1
Tax Transfers	3,159,000	3,492,000	—	3,492,000
Forest Practices Board	3,986	3,993	(2)	3,991
Electoral Boundaries Commission (Eliminated for 2024/25)	147	—	—	—
TOTAL OPERATING EXPENSES	13,203,122	14,197,730	(151,540)	14,046,190

CAPITAL EXPENDITURES	Capital Expenditures	Capital Expenditures	Receipts and P3 Liabilities	Net
Voted Appropriations
Contingencies	100,000	100,000	—	100,000
TOTAL	100,000	100,000	—	100,000

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 48 — CONTINGENCIES

(Minister of Finance)

This vote provides for additional funding for items budgeted in other votes to accommodate the financial consequences of unanticipated and contingent events. Unanticipated events include developments during the year that could not be reasonably anticipated when the budget was prepared. Contingent events include developments that could be anticipated but not with enough certainty to make a reasonable estimate of budget costs, or where final costs are dependent on a pending decision by government or another party. This vote also provides for funding related to pandemic response and economic recovery, new initiatives under the CleanBC plan, ex gratia payments, and the funding of new programs initiated during the fiscal year. Costs may be recovered from the federal government and other parties external to the provincial government for activities funded by this vote.

OPERATING EXPENSES
General Programs	5,200,000	3,500,000
CleanBC	300,000	385,000
	5,500,000	3,885,000
CAPITAL EXPENDITURES
Project Reserves	100,000	100,000

VOTE 49 — CAPITAL FUNDING

(Minister of Education and Child Care; Minister of Health; Minister of Housing;

Minister of Post-Secondary Education and Future Skills; Minister of Tourism, Arts, Culture and Sport; and Minister of Finance)

This vote provides for government transfers to government organizations as defined in the Budget Transparency and Accountability Act for their capital expenditures, including the costs of land acquisition; new facility acquisition and construction; and existing facility renovation, improvement, and maintenance. Government transfers may only be made under this vote by the Minister of Education and Child Care; the Minister of Health; the Minister of Housing; the Minister of Post-Secondary Education and Future Skills; and the Minister of Tourism, Arts, Culture and Sport to government organizations whose operations fall within the respective portfolios of those ministers. The Minister of Finance may make government transfers under this vote to any government organization. The amount of this vote is allocated among responsible ministers as set out below. Treasury Board, by directive, may reallocate the amounts among these classes of government organizations to meet government priorities. Reallocation of these amounts constitutes a revision to the expected results for the ministers impacted, which must be made public within 90 days. In addition to these allocations, the Minister of Finance has statutory authority to make capital grants to any government organization, and other votes may also provide for transfers to government organizations for their capital expenditures. Costs may be recovered from other levels of government contributing to capital expenditures for which transfers may be made under this vote.

OPERATING EXPENSES
Schools (Minister of Education and Child Care)	864,898	1,046,194
Health Facilities (Minister of Health)	2,104,236	3,529,550
Housing (Minister of Housing)	563,460	735,275
Post-secondary Institutions (Minister of Post-Secondary Education and Future Skills)	818,635	1,107,256
B.C. Pavilion Corporation (Minister of Tourism, Arts, Culture and Sport)	10,000	10,000
Royal British Columbia Museum (Minister of Tourism, Arts, Culture and Sport)	78,758	136,922
Other Capital Projects (Minister of Finance)	100,000	100,000
	4,539,987	6,665,197

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 50 — COMMISSIONS ON COLLECTION OF PUBLIC FUNDS

Minister of Agriculture and Food	Minister of Indigenous Relations and Reconciliation
Attorney General	Minister of Jobs, Economic Development
Minister of Children and Family Development	and Innovation
Minister of Citizens’ Services	Minister of Labour
Minister of Education and Child Care	Minister of Mental Health and Addictions
Minister of Emergency Management and Climate Readiness	Minister of Municipal Affairs
Minister of Energy, Mines and Low Carbon Innovation	Minister of Post-Secondary Education and Future Skills
Minister of Environment and Climate Change Strategy	Minister of Public Safety and Solicitor General
Minister of Finance	Minister of Social Development and Poverty Reduction
Minister of Forests	Minister of Tourism, Arts, Culture and Sport
Minister of Health	Minister of Transportation and Infrastructure
Minister of Housing	Minister of Water, Land and Resource Stewardship

This vote provides for recognition of payments to, or amounts withheld by, parties on account of commissions and/or remunerations for services provided to the government relating to the administration, collection, and management of revenue and accounts owed to the government as authorized under various statutes/regulations. This vote also provides for collection costs incurred by the Minister of Finance and the Ministry of Attorney General. The fees and commissions are deducted from the gross amount of revenues and accounts collected on behalf of government by means of a recovery to the vote.

OPERATING EXPENSES
Ministry of Agriculture and Food	1	1
Ministry of Attorney General	400	400
Ministry of Children and Family Development	1	1
Ministry of Citizens’ Services	1	1
Ministry of Education and Child Care	1	1
Ministry of Emergency Management and Climate Readiness	1	1
Ministry of Energy, Mines and Low Carbon Innovation	1	1
Ministry of Environment and Climate Change Strategy	1	1
Ministry of Finance	80,000	81,000
Ministry of Forests	366	366
Ministry of Health	945	945
Ministry of Housing	1	1
Ministry of Indigenous Relations and Reconciliation	1	1
Ministry of Jobs, Economic Development and Innovation	1	1
Ministry of Labour	1	1
Ministry of Mental Health and Addictions	1	1
Ministry of Municipal Affairs	1	1
Ministry of Post-Secondary Education and Future Skills	1	1
Ministry of Public Safety and Solicitor General	4,730	5,480
Ministry of Social Development and Poverty Reduction	480	480
Ministry of Tourism, Arts, Culture and Sport	1	1
Ministry of Transportation and Infrastructure	1	1
Ministry of Water, Land and Resource Stewardship	881	881
Recoveries	(87,817)	(89,567)
	1	1

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 51 — ALLOWANCES FOR DOUBTFUL REVENUE ACCOUNTS

Minister of Agriculture and Food	Minister of Indigenous Relations and Reconciliation
Attorney General	Minister of Jobs, Economic Development
Minister of Children and Family Development	and Innovation
Minister of Citizens’ Services	Minister of Labour
Minister of Education and Child Care	Minister of Mental Health and Addictions
Minister of Emergency Management and Climate Readiness	Minister of Municipal Affairs
Minister of Energy, Mines and Low Carbon Innovation	Minister of Post-Secondary Education and Future Skills
Minister of Environment and Climate Change Strategy	Minister of Public Safety and Solicitor General
Minister of Finance	Minister of Social Development and Poverty Reduction
Minister of Forests	Minister of Tourism, Arts, Culture and Sport
Minister of Health	Minister of Transportation and Infrastructure
Minister of Housing	Minister of Water, Land and Resource Stewardship

This vote provides for allowances for doubtful collection of revenue accounts owed to the government as authorized under various statutes/regulations. The allowances for doubtful collections of revenue accounts are deducted from gross revenues by means of a recovery to the vote.

OPERATING EXPENSES
Ministry of Agriculture and Food	1	1
Ministry of Attorney General	2,437	2,437
Ministry of Children and Family Development	50	50
Ministry of Citizens’ Services	1	1
Ministry of Education and Child Care	1	1
Ministry of Emergency Management and Climate Readiness	1	1
Ministry of Energy, Mines and Low Carbon Innovation	1	1
Ministry of Environment and Climate Change Strategy	50	50
Ministry of Finance	35,000	36,800
Ministry of Forests	5,000	5,000
Ministry of Health	4,501	4,501
Ministry of Housing	1	1
Ministry of Indigenous Relations and Reconciliation	1	1
Ministry of Jobs, Economic Development and Innovation	1	1
Ministry of Labour	1	1
Ministry of Mental Health and Addictions	1	1
Ministry of Municipal Affairs	1	1
Ministry of Post-Secondary Education and Future Skills	1	1
Ministry of Public Safety and Solicitor General	5,334	4,470
Ministry of Social Development and Poverty Reduction	8,029	8,029
Ministry of Tourism, Arts, Culture and Sport	1	1
Ministry of Transportation and Infrastructure	10	10
Ministry of Water, Land and Resource Stewardship	602	602
Recoveries	(61,025)	(61,961)
	1	1

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 52 — TAX TRANSFERS

(Minister of Finance)

This vote provides for payment of refundable tax credits under the Income Tax Act. The BC Family Bonus program included in Other Personal Income Tax Credits also incorporates amounts paid to the federal government for administering the program.

OPERATING EXPENSES
Climate Action Tax Credit	757,000	1,022,000
BC Family Benefit	463,000	664,800
Renters Tax Credit	309,000	279,000
Sales Tax Credit	50,000	50,000
Small Business Venture Capital Tax Credit	40,000	40,000
Other Personal Income Tax Credits	196,000	167,200
Film and Television Tax Credit	152,500	162,500
Production Services Tax Credit	890,300	746,800
Scientific Research and Experimental Development Tax Credit	96,300	116,300
Interactive Digital Media Tax Credit	110,000	140,000
Clean Buildings Tax Credit	20,000	20,000
Other Corporate Income Tax Credits	74,900	83,400
	3,159,000	3,492,000

OTHER APPROPRIATIONS

VOTE DESCRIPTIONS

($000)

Estimates	Estimates
2023/24	2024/25

VOTE 53 — FOREST PRACTICES BOARD

(Minister of Forests)

This vote provides for the operations of the Forest Practices Board, including independent audits and special investigations of forest and range practices, investigation of public complaints, and administrative appeals. Costs may be recovered from ministries, other entities within government, other levels of government, agencies, and organizations for activities described within this vote.

OPERATING EXPENSES
Forest Practices Board	3,986	3,991

VOTE (Eliminated for 2024/25) — ELECTORAL BOUNDARIES COMMISSION
(Attorney General)

This vote provides for the operation of the Electoral Boundaries Commission established under the Electoral Boundaries Commission Act. The independent and non-partisan commission will make proposals to the Legislative Assembly as to the area, boundaries, and names for the electoral districts of British Columbia for use in provincial elections.

OPERATING EXPENSES
Electoral Boundaries Commission	147	—

GROUP ACCOUNT CLASSIFICATION SUMMARY

GROUP ACCOUNT CLASSIFICATION
Salaries and Benefits	2,657	2,605
Operating Costs	1,476	1,386
Government Transfers	7,698,987	10,157,197
Other Expenses	5,648,857	4,036,543
Internal Recoveries	(1)	(1)
External Recoveries	(148,854)	(151,540)
TOTAL OPERATING EXPENSES	13,203,122	14,046,190

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SCHEDULES

A	–	General Fund Operating Expenses and Capital Expenditures Reconciliation – 2023/24

B	–	General Fund Special Accounts Summary

C	–	Financing Transactions – Capital Expenditures

D	–	Financing Transactions – Loans, Investments and Other Requirements

E	–	Financing Transactions – Revenue Collected for, and Transferred to, Other Entities

F	–	Summary of Ministerial Accountability for Operating Expenses

G	–	Estimated Consolidated Revenue Fund Operating Result

H	–	Major Service Delivery Agencies Estimated Revenues and Expenses

I	–	Estimated Taxpayer-supported Staff Utilization (FTEs)

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ESTIMATES, 24/25

GENERAL FUND	Schedule A

OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2023/241

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Attorney General

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	773,322	6,911
Transfer from Ministry of Public Safety and Solicitor General Reassignment of funding	590	—
Transfer from Ministry of Transportation and Infrastructure Passenger Transportation Board funding	502	—
Transfer to Ministry of Public Safety and Solicitor General Reassignment of staff and funding	(720)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	773,694	6,911

Emergency Management and Climate Readiness

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	100,783	524
Transfer from Ministry of Post-Secondary Education and Future Skills Corporate Services Secretariat funding	221	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	101,004	524

Energy, Mines and Low Carbon Innovation

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	128,536	546
Transfer from Ministry of Indigenous Relations and Reconciliation First Nations Clean Energy Business Fund special account	8,044	—
Transfer from Ministry of Water, Land and Resource Stewardship Reassignment of staff and funding	87	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	136,667	546

Finance

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	1,578,211	282
Transfer from Ministry of Post-Secondary Education and Future Skills Reassignment of grant funding	900	—
Transfer from Ministry of Public Safety and Solicitor General
Distribution of Gaming Proceeds funding	—	—
Reassignment of staff and funding	88	—
Transfer from Ministry of Water, Land and Resource Stewardship Reassignment of staff and funding	580	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	1,579,779	282

Forests

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	925,117	92,856
Transfer to Ministry of Water, Land and Resource Stewardship October 2023 Government Reorganization	(79,776)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	845,341	92,856

Housing

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	897,320	3
Transfer to Ministry of Jobs, Economic Development and Innovation January 2024 Government Reorganization	(24)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	897,296	3

[1]	The transfers for the October 2023 and January 2024 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 24/25

GENERAL FUND	Schedule A

OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2023/241

	Operating Expenses	Capital Expenditures
	($000)	($000)
Indigenous Relations and Reconciliation

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	188,262	3
Transfer to Ministry of Energy, Mines and Low Carbon Innovation First Nations Clean Energy Business Fund special account	(8,044)	—
Transfer to Ministry of Water, Land and Resource Stewardship Reassignment of staff and funding	(2,984)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	177,234	3

Jobs, Economic Development and Innovation

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	113,341	3
Transfer from Ministry of Housing January 2024 Government Reorganization	24	—
Transfer to Ministry of Tourism, Arts, Culture and Sport Reassignment of staff and funding	(60)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	113,305	3

Municipal Affairs

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	269,276	835
Transfer from Ministry of Public Safety and Solicitor General Community Gaming Grants Audit Function funding	367	—
Transfer to Ministry of Tourism, Arts, Culture and Sport Reassignment of staff and funding	(181)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	269,462	835

Post-Secondary Education and Future Skills

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	2,769,979	504
Transfer to Ministry of Emergency Management and Climate Readiness Corporate Services Secretariat funding	(221)	—
Transfer to Ministry of Finance Reassignment of grant funding	(900)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	2,768,858	504

Public Safety and Solicitor General

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	1,028,213	2,588
Transfer from Ministry of Attorney General Reassignment of staff and funding	720	—
Transfer to Ministry of Attorney General Reassignment of funding	(590)	—
Transfer to Ministry of Finance
Distribution of Gaming Proceeds funding	—	—
Reassignment of staff and funding	(88)	—
Transfer to Ministry of Municipal Affairs Community Gaming Grants Audit Function funding	(367)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	1,027,888	2,588

[1]	The transfers for the October 2023 and January 2024 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 24/25

GENERAL FUND	Schedule A

OPERATING EXPENSES AND CAPITAL EXPENDITURES RECONCILIATION — 2023/241

	Operating	Capital
	Expenses	Expenditures
	($000)	($000)
Tourism, Arts, Culture and Sport

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	181,659	3
Transfer from Ministry of Jobs, Economic Development and Innovation Reassignment of staff and funding	60	—
Transfer from Ministry of Municipal Affairs Reassignment of staff and funding	181	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	181,900	3

Transportation and Infrastructure

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	1,020,919	5,261
Transfer to Ministry of Attorney General Passenger Transportation Board funding	(502)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	1,020,417	5,261

Water, Land and Resource Stewardship

Total Operating Expenses and Capital Expenditures — 2023/24 Estimates	124,009	3
Transfer from Ministry of Forests October 2023 Government Reorganization	79,776	—
Transfer from Ministry of Indigenous Relations and Reconciliation Reassignment of staff and funding	2,984	—
Transfer to Ministry of Energy, Mines and Low Carbon Innovation Reassignment of staff and funding	(87)	—
Transfer to Ministry of Finance Reassignment of staff and funding	(580)	—
Total Operating Expenses and Capital Expenditures — 2023/24 Restated	206,102	3

All Special Offices, Ministries and Other Appropriations

Total General Fund Operating Expenses and Capital Expenditures — 2023/24 Estimates	70,139,000	700,718
Total Transfers from Special Offices, Ministries and Other Appropriations	95,124	—
Total Transfers to Special Offices, Ministries and Other Appropriations	(95,124)	—
Total General Fund Operating Expenses and Capital Expenditures — 2023/24 Restated	70,139,000	700,718

[1]	The transfers for the October 2023 and January 2024 government reorganizations reflect the reallocation of resources as a result of a Constitution Act Order in Council. All other transfers or adjustments were initiated by ministries.

ESTIMATES, 24/25

GENERAL FUND SPECIAL ACCOUNTS SUMMARY	Schedule B

(for the Fiscal Year Ending March 31, 2025)

($000)

	Spending			Transfer	Financing			Spending
	Authority			from (to)	Transactions		Working	Authority
	Available	Operating Transactions		General	Receipts	Capital	Capital	Available
Special Accounts[1]	April 1, 2024	Revenue	Expense	Fund[2]	(Disbursements)	Expense	Adjustment[3]	March 31, 2025
BC Arts and Culture Endowment special account	9,616	4,830	(4,230)	—	—	—	—	10,216
BC Timber Sales Account	833,322	213,899	(203,941)	(80,000)	(106,017)	(54,095)	87,608	690,776
British Columbia Training and Education Savings Program	436,709	19,109	(30,001)	—	—	—	—	425,817
Civil Forfeiture Account	7,171	—	(437)	—	—	—	—	6,734
Corrections Work Program Account	1,787	1,350	(1,281)	—	—	—	60	1,916
Criminal Asset Management Fund	2,510	—	—	—	—	—	—	2,510
Crown Land special account	50,000	100,353	(500)	(99,853)	—	—	—	50,000
First Citizens Fund	802	1,823	(1,823)	—	—	—	—	802
First Nations Clean Energy Business Fund special account	15,021	8,375	(8,375)	—	—	—	—	15,021
First Nations Equity Financing special account	10,000	—	—	—	—	—	—	10,000
Forest Stand Management Fund	14,777	—	—	—	—	—	—	14,777
Health Special Account	—	147,250	(147,250)	—	—	—	—	—
Housing Endowment Fund special account	94,484	12,884	(12,884)	—	—	—	—	94,484
Housing Priority Initiatives special account	622,481	1,038,949	(1,038,949)	—	—	—	—	622,481
Innovative Clean Energy Fund special account	6,257	9,000	(11,768)	—	—	—	—	3,489
Insurance and Risk Management Account	661,418	23,273	(6,218)	—	—	—	50	678,523
Long Term Disability Fund special account	870,787	105,070	(83,469)	—	—	—	—	892,388
Northern Development Fund	703	500	(500)	—	—	—	—	703
Park Enhancement Fund special account	23,537	12,900	(12,989)	—	—	(400)	—	23,048
Physical Fitness and Amateur Sports Fund	2,067	1,200	(1,200)	—	—	—	—	2,067
Production Insurance Account	28,505	40,700	(41,679)	—	—	—	—	27,526
Provincial Home Acquisition Wind Up special account	15,461	4	(10)	—	—	—	—	15,455
Public Guardian and Trustee Operating Account	21,148	12,394	(12,394)	—	—	(363)	503	21,288
Sustainable Environment Fund	12,958	28,690	(26,135)	—	—	—	—	15,513
Teachers Act Special Account	1,232	9,040	(8,600)	—	—	—	—	1,672
University Endowment Lands Administration Account	23,385	14,882	(14,882)	—	—	(4,833)	327	18,879
Victim Surcharge Special Account	26,466	12,000	(13,504)	—	—	—	—	24,962
	3,792,604	1,818,475	(1,683,019)	(179,853)	(106,017)	(59,691)	88,548	3,671,047
Transfers from Voted Appropriations to Special Accounts[4]
Long Term Disability Fund special account	—	(53,999)	53,999	—	—	—	—	—
Production Insurance Account	—	(12,000)	12,000	—	—	—	—	—
Public Guardian and Trustee Operating Account	—	(12,394)	12,394	—	—	—	—	—
	—	(78,393)	78,393	—	—	—	—	—

Total Special Accounts (net of transfers)	3,792,604	1,740,082	(1,604,626)	(179,853)	(106,017)	(59,691)	88,548	3,671,047

[1]	A Special Account is an account in the General Fund where the authorization to spend money from the account is located in an Act other than the Supply Act.
[2]	Transfers from (to) the General Fund consist of changes in statutory spending authority.
[3]	Working Capital Adjustments include those adjustments that would change the cash balance of the Special Account. This may include amortization expense, changes in accounts receivable and payable, and the recognition of deferred revenues.
[4]	Transfers from Voted Appropriations to Special Accounts are eliminated to establish the amount of special account expenses that require statutory appropriations. This net amount of special account expense is then deducted from total expenses in the determination of the Supply Act requirements.

ESTIMATES, 24/25

FINANCING TRANSACTIONS	Schedule C
CAPITAL EXPENDITURES
(for the Fiscal Year ending March 31, 2025)
($000)

The allocation of the total voted appropriations among special offices, ministries, and other appropriations is shown for information and planning purposes only. The amounts disclosed for Special Accounts are subject to the available spending authority within each account. Treasury Board may reallocate the total voted appropriations among special offices, ministries, and other appropriations. No reallocation may result in the total voted appropriations set out in this Schedule being exceeded.

					Net Cash
	Capital				Requirement
	Expenditures	P3 Liabilities	Disbursements	Receipts	(Source)
SUMMARY
Voted Appropriations	647,353	—	647,353	—	647,353
Special Accounts [1]	59,691	—	59,691	—	59,691
Service Delivery Agencies	13,397,037	(162)	13,396,875	(1,675,574)	11,721,301
Total	14,104,081	(162)	14,103,919	(1,675,574)	12,428,345

Legislative Assembly	14,207	—	14,207	—	14,207
Officers of the Legislature	1,518	—	1,518	—	1,518
Office of the Premier	3	—	3	—	3
Ministry of Agriculture and Food	853	—	853	—	853
Ministry of Attorney General	10,117	—	10,117	—	10,117
Ministry of Children and Family Development	2,230	—	2,230	—	2,230
Ministry of Citizens’ Services	392,055	—	392,055	—	392,055
Ministry of Education and Child Care	3	—	3	—	3
Ministry of Emergency Management and Climate Readiness	548	—	548	—	548
Ministry of Energy, Mines and Low Carbon Innovation	546	—	546	—	546
Ministry of Environment and Climate Change Strategy	45,086	—	45,086	—	45,086
Ministry of Finance	351	—	351	—	351
Ministry of Forests	125,543	—	125,543	—	125,543
Ministry of Health	30	—	30	—	30
Ministry of Housing	3	—	3	—	3
Ministry of Indigenous Relations and Reconciliation	3	—	3	—	3
Ministry of Jobs, Economic Development and Innovation	3	—	3	—	3
Ministry of Labour	3	—	3	—	3
Ministry of Mental Health and Addictions	3	—	3	—	3
Ministry of Municipal Affairs	4,835	—	4,835	—	4,835
Ministry of Post-Secondary Education and Future Skills	504	—	504	—	504
Ministry of Public Safety and Solicitor General	2,997	—	2,997	—	2,997
Ministry of Social Development and Poverty Reduction	2,124	—	2,124	—	2,124
Ministry of Tourism, Arts, Culture and Sport	3	—	3	—	3
Ministry of Transportation and Infrastructure	3,473	—	3,473	—	3,473
Ministry of Water, Land and Resource Stewardship	3	—	3	—	3
Project Reserves [2]	100,000	—	100,000	—	100,000
General Fund Total [3]	707,044	—	707,044	—	707,044

Health Facilities	4,396,983	(162)	4,396,821	(474,904)	3,921,917
Schools	1,182,936	-	1,182,936	(35,713)	1,147,223
Post-secondary Institutions	2,199,925	-	2,199,925	(447,103)	1,752,822
Transportation	4,575,594	-	4,575,594	(714,276)	3,861,318
Social Housing	811,475	-	811,475	-	811,475
Other	230,124	-	230,124	(3,578)	226,546
Service Delivery Agencies Total [4]	13,397,037	(162)	13,396,875	(1,675,574)	11,721,301
Total	14,104,081	(162)	14,103,919	(1,675,574)	12,428,345

[1]	The capital asset acquisitions of each special account are shown on the individual Special Account pages in the main section of the 2024/25 Estimates.
[2]	Administered by the Minister of Finance.
[3]	The allocation of the total voted appropriations among categories of capital expenditures is available in the Supplement to the Estimates.
[4]	Capital expenditures of service delivery agencies are disclosed for information purposes only.

ESTIMATES, 24/25

FINANCING TRANSACTIONS	Schedule D

LOANS, INVESTMENTS AND OTHER REQUIREMENTS 1

(for the Fiscal Year Ending March 31, 2025)

($000)

The allocation of the total voted disbursements among special offices, ministries, and other appropriations, or among categories of loans, investments and other requirements, is shown for information and planning purposes only. The amounts disclosed for Special Accounts are subject to the available spending authority within each account. Treasury Board may reallocate the total voted disbursements among special offices, ministries, and other appropriations. No reallocation may result in the total voted disbursements set out in this Schedule being exceeded.

			Net Cash
			Requirement
	Receipts	Disbursements	(Source)
SUMMARY
Voted Appropriations	(253,331)	948,988	695,657
Special Accounts	—	106,017	106,017
Service Delivery Agencies	—	674,000	674,000
Total	(253,331)	1,729,005	1,475,674

Ministry of Children and Family Development
Human Services Providers Financing Program — Repayments of outstanding loans	(31)	—	(31)
Ministry of Citizens’ Services
Strategic Real Estate Services — Development and sale of surplus properties/buildings	(300)	2,100	1,800
Ministry of Environment and Climate Change Strategy
Greenhouse Gas Emissions Offsets — Purchase of greenhouse gas emissions offsets	—	10,000	10,000
Ministry of Finance
International Fuel Tax Agreement (Motor Fuel Tax Act) — Moneys collected for, and transferred to, other jurisdictions	(15,000)	7,000	(8,000)
Land Tax Deferment Act — Repayments of outstanding loans and payments to local governments for property taxes	(120,000)	445,000	325,000
Local Government Act — Repayments of outstanding loans and payments of new loans to Improvement Districts by the Province to purchase capital assets	(2,000)	2,000	—
Reconstruction Loan Portfolio — Repayments of outstanding loans and payments of new loans	(1,000)	—	(1,000)
StudentAid BC Loan Program — Repayments of outstanding loans and payments of new loans	(115,000)	432,039	317,039
Ministry of Forests
BC Timber Sales Account Special Account — Development of timber for sale in future years	—	106,017	106,017
Ministry of Indigenous Relations and Reconciliation
Land Transfers — Acquisition of land and other assets for future final agreements	—	43,867	43,867
Ministry of Tourism, Arts, Culture and Sport
Tourism Development — Development of land for sale in future years	—	600	600
Ministry of Water, Land and Resource Stewardship
Crown Land Administration — Development of land for sale in future years	—	6,382	6,382
General Fund Total	(253,331)	1,055,005	801,674
Service Delivery Agencies [2]	—	674,000	674,000
Total	(253,331)	1,729,005	1,475,674

[1]	Further information on these financing transactions is included in the relevant ministry section of the Estimates.
[2]	The total net cash requirement (source) for service delivery agency financing transactions is disclosed for information purposes only.

ESTIMATES, 24/25

FINANCING TRANSACTIONS	Schedule E
REVENUE COLLECTED FOR, AND TRANSFERRED TO, OTHER ENTITIES [1]
(for the Fiscal Year Ending March 31, 2025)
($000)

The estimated total voted disbursements among special offices, ministries, and other appropriations for revenue collected for, and transferred to, other entities are shown in the schedule below. Actual disbursements may vary depending on the amount of receipts in each program area and may exceed the estimated amounts to the extent authorized by other appropriations.

			Net Cash
			Requirements
	Receipts	Disbursements	(Source)
Ministry of Energy, Mines and Low Carbon Innovation

British Columbia Energy Regulator	(53,600)	53,600	–

Ministry of Finance

BC Transit	(18,000)	18,000	–

BC Transportation Financing Authority	(469,000)	469,000	–

Cowichan Tribes	(4,100)	4,100	–

Municipalities or Eligible Entities	(165,000)	165,000	–

Rural Areas	(450,000)	450,000	–

South Coast British Columbia Transportation Authority	(418,000)	418,000	–

Ministry of Indigenous Relations and Reconciliation

British Columbia First Nations Gaming Revenue Sharing Limited Partnership	(100,000)	100,000	–

Ministry of Water, Land and Resource Stewardship

Habitat Conservation Trust	(6,500)	6,500	–

General Fund Total	(1,684,200)	1,684,200	–

[1]	Further information on these financing transactions is included in the relevant ministry section of the Estimates.

ESTIMATES, 24/25

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES	Schedule F

(for the Fiscal Year Ending March 31, 2025)

($000)

Under section 3 of the Balanced Budget and Ministerial Accountability Act (BBMAA), each member of the Executive Council has 10 per cent of their salary held back, and restoration of a minister’s holdback is contingent on that minister achieving individual goals as set out in section 5. For each minister with responsibility for operating expenses arising from a voted appropriation as accounted for in the Consolidated Revenue Fund, section 5(1) stipulates actual results for the year must not exceed the estimated amounts for that fiscal year.

In the table below, the “Minister Responsible” column lists the ministers with BBMAA section 5(1) assigned responsibilities. The “Voted Appropriations in the 2024/25 Estimates” column shows the voted appropriations for which those ministers are responsible. The “Voted Appropriation Operating Expenses (net)” and “2024/25 Estimated Amount” columns show the dollar amounts of operating expenses (net) and estimated amounts allocated to ministers in the 2024/25 Estimates.

		Voted Appropriation	2024/25
		Operating	Estimated
Minister Responsible	Voted Appropriations in 2024/25 Estimates	Expenses (net)	Amount
Premier	Office of the Premier	16,754	16,754

Minister of Agriculture and Food	Ministry of Agriculture and Food	100,457	100,457

Attorney General	Ministry of Attorney General	876,923
	Electoral Boundaries Commission
	(Eliminated for 2024/25)	—	876,923

Minister of Children and Family Development	Ministry of Children and Family Development	2,121,197	2,121,197

Minister of Citizens’ Services	Ministry of Citizens’ Services	705,277	705,277

Minister of Education and Child Care[1]	Ministry of Education and Child Care	9,576,781

	Capital Funding	1,046,194	10,622,975

Minister of Emergency Management and Climate Readiness	Ministry of Emergency Management and Climate Readiness
		115,467	115,467

Minister of Energy, Mines and Low Carbon Innovation	Ministry of Energy, Mines and Low Carbon Innovation
		121,111	121,111

Minister of Environment and Climate Change Strategy	Ministry of Environment and Climate Change Strategy
		205,127	205,127

Minister of Finance[1]	Ministry of Finance	514,583
	Management of Public Funds and Debt	1,976,474
	Contingencies	3,885,000
	Capital Funding	100,000
	Commissions on Collection of Public Funds	1
	Allowances for Doubtful Revenue Accounts	1
	Tax Transfers	3,492,000	9,968,059

[1]	The Ministers of Education and Child Care; Finance; Health; Housing; Post-Secondary Education and Future Skills; and Tourism, Arts, Culture and Sport each have operating expense accountability for a portion of the Capital Funding Vote. These accountabilities have been allocated according to the distribution shown in Vote 49.

  ESTIMATES, 24/25

SUMMARY OF MINISTERIAL ACCOUNTABILITY FOR OPERATING EXPENSES (Continued)	Schedule F

  (for the Fiscal Year Ending March 31, 2025)

  ($000)

		Voted Appropriation	2024/25
		Operating	Estimated
Minister Responsible	Voted Appropriations in 2024/25 Estimates	Expenses (net)	Amount
Minister of Forests	Ministry of Forests	646,729
	Forest Practices Board	3,991	650,720
Minister of Health[1]	Ministry of Health	32,710,062
	Capital Funding	3,529,550	36,239,612
Minister of Housing[1]	Ministry of Housing	1,033,255
	Capital Funding	735,275	1,768,530
Minister of Indigenous Relations	Ministry of Indigenous Relations
and Reconciliation	and Reconciliation	158,273	158,273
Minister of Jobs, Economic	Ministry of Jobs, Economic
Development and Innovation	Development and Innovation	115,278	115,278
Minister of Labour	Ministry of Labour	25,407	25,407
Minister of Mental Health and Addictions	Ministry of Mental Health and Addictions	40,749	40,749
Minister of Municipal Affairs	Ministry of Municipal Affairs	273,423	273,423
Minister of Post-Secondary	Ministry of Post-Secondary
Education and Future Skills[1]	Education and Future Skills	3,371,043
	Capital Funding	1,107,256	4,478,299
Minister of Public Safety and Solicitor General	Ministry of Public Safety and Solicitor General	1,068,431	1,068,431
Minister of Social Development	Ministry of Social Development
and Poverty Reduction	and Poverty Reduction	5,175,972	5,175,972
Minister of Tourism, Arts, Culture and Sport[1]	Ministry of Tourism, Arts, Culture and Sport	180,989
	Capital Funding	146,922	327,911
Minister of Transportation and Infrastructure	Ministry of Transportation and Infrastructure	1,135,439	1,135,439
Minister of Water, Land and	Ministry of Water, Land and
Resource Stewardship	Resource Stewardship	213,767	213,767
	Total Estimated Amount		76,525,158
	Not Applicable
	Legislative Assembly	129,660
	Officers of the Legislature	178,556
	Total Voted Appropriations	76,833,374

[1]	The Ministers of Education and Child Care; Finance; Health; Housing; Post-Secondary Education and Future Skills; and Tourism, Arts, Culture and Sport each have operating expense accountability for a portion of the Capital Funding Vote. These accountabilities have been allocated according to the distribution shown in Vote 49.

ESTIMATES, 24/25

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT [1]	Schedule G

GENERAL FUND

($000)

	Updated
Estimates [2]	Forecast [2]		Estimates
2023/24	2023/24		2024/25
		Revenue Summary [3]
44,498,000	45,346,000	Taxation revenue	48,371,000
4,280,000	2,352,000	Natural resource revenue	2,610,000
1,628,924	1,819,339	Other revenue.	1,667,609
10,412,000	10,475,000	Contributions from the Federal government	10,708,000
2,397,000	2,374,000	Contributions from the self-supported Crown corporations	2,201,000
63,215,924	62,366,339	Total General Fund Revenue	65,557,609

		Expense Summary [4]
100,341	100,341	Legislative Assembly	129,660
109,224	111,032	Officers of the Legislature	178,556
16,045	16,045	Office of the Premier	16,754
111,761	136,211	Ministry of Agriculture and Food	130,136
773,694	849,386	Ministry of Attorney General	876,923
1,912,095	1,912,095	Ministry of Children and Family Development	2,121,197
682,770	682,770	Ministry of Citizens’ Services	705,277
8,873,970	8,873,970	Ministry of Education and Child Care	9,615,382
101,004	504,783	Ministry of Emergency Management and Climate Readiness	115,467
136,667	141,636	Ministry of Energy, Mines and Low Carbon Innovation	141,254
255,129	266,429	Ministry of Environment and Climate Change Strategy	244,251
1,579,779	1,697,310	Ministry of Finance	1,670,230
845,341	1,726,997	Ministry of Forests	850,670
28,673,508	28,673,508	Ministry of Health	32,857,312
897,296	897,296	Ministry of Housing	1,046,139
177,234	177,234	Ministry of Indigenous Relations and Reconciliation	160,096
113,305	113,341	Ministry of Jobs, Economic Development and Innovation	115,778
21,489	21,489	Ministry of Labour	25,407
26,715	26,715	Ministry of Mental Health and Addictions	40,749
269,462	269,462	Ministry of Municipal Affairs	288,305
2,768,858	2,768,858	Ministry of Post-Secondary Education and Future Skills	3,371,043
1,027,888	1,027,888	Ministry of Public Safety and Solicitor General	1,083,653
4,745,331	4,745,331	Ministry of Social Development and Poverty Reduction	5,175,972
181,900	181,900	Ministry of Tourism, Arts, Culture and Sport	186,419
1,020,417	1,020,417	Ministry of Transportation and Infrastructure	1,135,439
206,102	206,102	Ministry of Water, Land and Resource Stewardship	214,267
1,308,553	1,585,553	Management of Public Funds and Debt	1,976,474
13,203,122	12,296,901	Other Appropriations	14,046,190
70,139,000	71,031,000	Total Appropriations	78,519,000
(32,000)	(35,000)	Elimination of transactions between appropriations [5]	(32,000)
—	(14,000)	Reversal of prior year over accruals	—
70,107,000	70,982,000	Total General Fund Expense	78,487,000
(6,891,076)	(8,615,661)	General Fund Operating Result	(12,929,391)

[1]	Figures other than appropriations have been rounded to the nearest million.
[2]	The 2023/24 Estimates and Updated Forecast amounts have been restated to be consistent with the 2024/25 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.

[3]	Excludes revenue collected for, and transferred to, other entities (see Schedule E).
[4]	Expenses are reported after deducting cost recoveries received from other entities within, and external to, the General Fund.

[5]	Reflects payments made under an agreement where an expense from a voted appropriation is recorded as revenue by a special account

ESTIMATES, 24/25

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT	Schedule G

BC PROSPERITY FUND

($000)

Estimates[2]	Updated Forecast[2]		Estimates
2023/24	2023/24		2024/25
Revenue Summary
21,076	31,661	Investment earnings	31,391
—	—	Transfers from the General Fund	—
21,076	31,661	Total BC Prosperity Fund Revenue	31,391

Expense Summary
—	—	Eliminating taxpayer-supported debt	—
—	—	Reducing cost burdens on families	—
—	—	Investing in health care, education and transportation	—
—	—	Other priorities	—
—	—	Transfers to the General Fund	—
—	—	Total BC Prosperity Fund Expense	—
21,076	31,661	BC Prosperity Fund Operating Result	31,391

ESTIMATED CONSOLIDATED REVENUE FUND OPERATING RESULT 1

CONSOLIDATED REVENUE FUND SUMMARY

($000)

Estimates [2]	Updated Forecast [2]		Estimates
2023/24	2023/24		2024/25
		Revenue Summary [3]
63,215,924	62,366,339	General Fund revenue	65,557,609
21,076	31,661	BC Prosperity Fund revenue	31,391
—	—	Elimination of inter-fund transfers	—
63,237,000	62,398,000	Total Consolidated Revenue Fund Revenue	65,589,000

		Expense Summary [4]
70,107,000	70,982,000	General Fund expense	78,487,000
—	—	BC Prosperity Fund expense	—
—	—	Elimination of inter-fund transfers	—
70,107,000	70,982,000	Total Consolidated Revenue Fund Expense	78,487,000
(6,870,000)	(8,584,000)	Consolidated Revenue Fund Operating Result	(12,898,000)

[1]	Figures other than appropriations have been rounded to the nearest million.
[2]	The 2023/24 Estimates and Updated Forecast amounts have been restated to be consistent with the 2024/25 Estimates presentation. See Significant Presentation Changes in Summary Information section for details.

[3]	Excludes revenue collected for, and transferred to, other entities (see Schedule E).
[4]	Expenses are reported after deducting cost recoveries received from other entities within, and external to, the Consolidated Revenue Fund.

ESTIMATES, 24/25

MAJOR SERVICE DELIVERY AGENCIES ESTIMATED REVENUES AND EXPENSES 1	Schedule H

($000)

Estimates	Updated Forecast		Estimates
2023/24	2023/24		2024/25
		School Districts
8,479,400	8,665,800	Revenue	9,137,600
(8,356,400)	(8,656,600)	Expense	(9,110,600)
123,000	9,200		27,000
		Universities
6,481,800	6,930,000	Revenue	7,024,100
(6,368,500)	(6,636,600)	Expense	(6,905,900)
113,300	293,400		118,200
		Colleges and Institutes
1,582,800	1,787,200	Revenue	1,824,200
(1,574,300)	(1,749,500)	Expense	(1,816,400)
8,500	37,700		7,800
		Health Authorities and Hospital Societies
22,645,000	25,525,000	Revenue	26,639,000
(22,645,000)	(25,525,000)	Expense	(26,639,000)
—	—		—
		Community Living British Columbia
1,445,700	1,580,600	Revenue	1,661,500
(1,445,700)	(1,580,600)	Expense	(1,661,500)
—	—		—
		British Columbia Housing Management Commission
2,824,300	2,752,000	Revenue	3,082,600
(2,824,300)	(2,752,000)	Expense	(3,082,600)
—	—		—
		B.C. Pavilion Corporation
129,600	163,900	Revenue	158,500
(146,900)	(170,400)	Expense	(173,100)
(17,300)	(6,500)		(14,600)
		British Columbia Transit
421,900	496,500	Revenue	570,400
(421,900)	(432,500)	Expense	(477,000)
—	64,000		93,400
		BC Transportation Financing Authority
730,700	706,200	Revenue	738,400
(1,937,000)	(1,917,800)	Expense	(2,335,400)
(1,206,300)	(1,211,600)		(1,597,000)
		Provincial Rental Housing Corporation
130,200	130,500	Revenue	138,600
(170,200)	(125,900)	Expense	(138,000)
(40,000)	4,600		600

[1]	Figures have been rounded to the nearest one hundred thousand.

ESTIMATES, 24/25

ESTIMATED TAXPAYER-SUPPORTED STAFF UTILIZATION [1]	Schedule I

(for the Fiscal Year Ending March 31, 2024)

(FTEs)

Estimates 2023/24	Updated Forecast 2023/24		Estimates 2024/25
34,400	36,800	Ministries and special offices (General Fund)	37,300
8,693	8,719	Service delivery agencies	9,172
43,093	45,519	Total taxpayer-supported staff utilization	46,472

[1]	Full-time equivalents (FTEs), a measure of staff employment, are calculated by dividing the total hours of employment paid for in a given period by the number of hours an individual full-time person would normally work in that period. This does not equate to the physical number of employees. For example, two half-time employees would equal one FTE; or alternatively three FTEs may represent two full-time employees who have worked sufficient overtime hours to equal an additional FTE.

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ESTIMATES, 24/25

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Operating expenses for special offices, ministries, and other appropriations are presented in the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is composed of specific components (standard object of expense). A supplementary publication, Supplement to the Estimates, provides details for each special office, ministry, and other appropriation at the standard object of expense level. Both publications can be found on the Government of British Columbia’s budget website at https://www.bcbudget.gov.bc.ca/. The group account classification system is described below in more detail.

Salaries and Benefits

•	Base Salaries – includes the cost of base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.
•	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differential, premiums, and allowances.

•	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.
•	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

Operating Costs

•	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.
•	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.
•	Centralized Management Support Services – includes central agency charges to ministries for services, such as legal services.

•	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

•	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.
•	Office and Business Expenses – includes supplies and services required for the operation of offices.

•	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

•	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

•	Utilities, Materials and Supplies – includes the cost of services, such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.
•	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.
•	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.
•	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

•	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

ESTIMATES, 24/25

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS (Continued)

Government Transfers

•	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

•	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

•	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

Other Expenses

•	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

•	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

•	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

Internal Recoveries

•	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

•	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

External Recoveries

•	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.
•	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Capital expenditures for special offices, ministries, and other appropriations are presented in the Estimates under Capital Expenditures and in Schedule C. The Supplement to the Estimates provides details for capital expenditures by each special office, ministry, and other appropriation on the basis of the category of the assets acquired. The categorization of assets is described below.

•	Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

•	Land Improvements – includes the capital costs for improvements to dams and water management systems and recreation areas.

•	Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

•	Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.
•	Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

•	Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

•	Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

•	Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

•	Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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Estimates

Fiscal Year Ending March 31, 2025

Ministry of Finance

King's Printer for British Columbia©
Victoria

Estimates
Fiscal Year Ending March 31, 2025